UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

[•], 2023
To the Members of Southwest Iowa Renewable Energy, LLC:
A special meeting of members (the “Special Meeting”) of Southwest Iowa Renewable Energy, LLC (the “Company”), will be held at [•] Central Time on [•], 2023, at the [City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575.]
Details of the business to be conducted at the Special Meeting are provided in the attached Notice of Special Meeting of Members and proxy statement.
The proxy statement, notice of special meeting and proxy card (the “Proxy Materials”) will be mailed to our members on or about [•], 2023, and the Proxy Materials have been posted on our website at www.sireethanol.com. We urge all members to access either the Proxy Materials mailed to you or the Proxy Materials available on our website, fill out the proxy card and send it to us to ensure your vote is counted at the Special Meeting. You may vote up to 12:00 p.m. Central Time on [•], 2023 by delivering your proxy card to the Company’s principal office located at 10868 189th Street, Council Bluffs, Iowa 51503.
YOUR VOTE IS VERY IMPORTANT, and it is important that your units be represented and voted at the meeting. Even if you own only a few units, and whether or not you expect to be present at the Special Meeting, the Board of Directors urges you to carefully review all of the Proxy Materials, and then print (if accessing the Proxy Materials on our website), complete, sign and date the proxy card and promptly return it to the Company as instructed in the proxy card.
Very truly yours,

Michael D. Jerke
President and General Manager

NOTICE OF A SPECAL MEETING OF MEMBERS
TO BE HELD ON [•], 2023
To the Members of Southwest Iowa Renewable Energy, LLC:
NOTICE IS HEREBY GIVEN that a Special Meeting of Members (the “Special Meeting”) of Southwest Iowa Renewable Energy, LLC (the “Company”), will be held at [•] Central Time on [•], 2023 at the [City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575].
The purpose of the meeting is to consider and vote on the following proposals:
1.
Reclassify our units into Series A Units, Series B Units, Series C Units and Series D Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934, as amended (the “Reclassification”);

2.
Amend and restate our Fifth Amended and Restated Operating Agreement dated June 19, 2020 (the “Current Operating Agreement”) to provide for four separate and distinct series of units: Series A Units, Series B Units, Series C Units and Series D Units as set forth in the proposed Sixth Amended and Restated Operating Agreement (the “Proposed Operating Agreement”) to effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company without any units registered under the Securities Exchange Act of 1934, as amended;

3.
Amend and restate our Current Operating Agreement to modify the voting rights of the members in connection with the Reclassification and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law;

4.
Amend and restate our Current Operating Agreement to incorporate additional transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company;

5.
Adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration; and

6.	Transact such other business as may properly come before the Special Meeting or any adjournments thereof.
Our Board of Directors has fixed the close of business on [•], 2023 as the record date for determining the members entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Holders of our units are entitled to one vote for each unit held.
YOUR VOTE IS VERY IMPORTANT. All members are cordially invited to attend the Special Meeting in person; however, our Board of Directors urges all members be present or represented at the Special Meeting. Please sign, date and return the proxy card located included in the proxy materials sent to you, or access the proxy materials, including the proxy card, which are available on our website at www.sireethanol.com and print, sign, date and return the proxy card at your earliest convenience so that your units may be voted and to assure the presence of a quorum.
By Order of the Board of Directors

Theodore V. Bauer, Secretary
Council Bluffs, Iowa
[•], 2023

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
DATED        , 2023

10868 189th Street, Council Bluffs, IA 51503
PROXY STATEMENT

FOR A SPECIAL MEETING OF MEMBERS
TO BE HELD [•], 2023
INFORMATION ABOUT THE MEETING
In this proxy statement, “SIRE” “we,” “our,” “us” and the “Company” refer to Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company. “Reclassification” refers to the reclassification of our registered Series A Units into four separate and distinct series of units with three newly-created series: Series B, Series C and Series D Units. The outstanding Series A Units that are not reclassified into another series will remain Series A Units. As a result, following the Reclassification, we would have four series of units: Series A Units, Series B Units, Series C Units and Series D Units. References to our “units” generally refers to our currently outstanding Series A Units prior to the Reclassification or collectively, the reclassified units if the Reclassification is approved and implemented, each as the context requires. References to “Series A Units”, “Series B Units”, “Series C Units” or “Series D Units” refer to a specific series of units with unique rights, powers and privileges as described in this proxy statement and that will be effectuated through the Reclassification.
Date, Time and Place of the Special Meeting
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of the Company of proxies to be voted at the Special Meeting of Members of the Company to be held at [•] Central Time on [•], 2023 (the “Special Meeting”), and at any adjournment thereof. The Special Meeting will be held at the [City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575].
Proposals to be Considered at the Special Meeting and Board
The purpose of the meeting is to consider and vote on the following proposals:
1.
Reclassify our units into Series A Units, Series B Units, Series C Units and Series D Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934, as amended (the “Reclassification”);

2.
Amend and restate our Fifth Amended and Restated Operating Agreement dated June 19, 2020 (the “Current Operating Agreement”) to provide for four separate and distinct series of units: Series A Units, Series B Units, Series C Units and Series D Units as set forth in the proposed Sixth Amended and Restated

Operating Agreement (the “Proposed Operating Agreement”) to effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company without any units registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
3.
Amend and restate our Current Operating Agreement to modify the voting rights of the members in connection with the Reclassification and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law;

4.
Amend and restate our Current Operating Agreement to incorporate additional transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company;

5.
Adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration; and

6.	Transact such other business as may properly come before the Special Meeting or any adjournments thereof.
Board Voting Recommendations
Our Board has authorized, and unanimously recommends for your approval at the Special Meeting, the following proposals:
Proposal No.	Description	Board Voting Recommendation
1	Approval of the Reclassification.	FOR
2
Amendment and restatement of our Current Operating Agreement to create four separate and distinct series of units and effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company without any units registered under Exchange Act.
FOR
3
Amendment and restatement of our Current Operating Agreement to modify the voting rights of the members in connection with the Reclassification and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law.
FOR
4
Amendment and restatement of our Current Operating Agreement to incorporate new transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company.
FOR
5	Adjournment or postponement of the Special Meeting.	FOR
Our Board is asking separately for the approval of the Reclassification (Proposal 1) and the proposals to amend and restate the Current Operating Agreement (Proposal 2, Proposal 3 and Proposal 4) (the proposals to amend and restate the Current Operating Agreement referred to collectively as the “Restated Operating Agreement Proposals”) even though the Reclassification could be effected solely through the approval of the Restated Operating Agreement Proposals. The Board believes that the Reclassification is an important member matter and deserves separate distinct attention given the impacts on our members. In addition, the Board, in the interest of fairness, wants to explicitly communicate to members the impacts that the amendments contained in the Proposed Operating Agreement will have on the Company and its members in connection with the Reclassification and the various amendments set forth in the Proposed Operating Agreement. For more information on the effect of the Reclassification of your units, please see the section entitled “Effects of the Reclassification and the Proposed Operating Agreement on Members of SIRE.” For more information on the specific amendments to the Current Operating Agreement, please see “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement.”
Our members will vote on each proposal separately; however, the proposal to approve the Reclassification (Proposal 1) (the “Reclassification Proposal”) and each of the Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) are each conditioned upon the approval of the others (the Reclassification Proposal and the Restated Operating Agreement Proposals collectively, the “Condition Precedent Proposals”). Unless the members vote in favor of each of the Condition Precedent Proposals, all of such proposals will fail. However, the Condition Precedent Proposals are not conditioned upon approval of the proposal to adjourn or postpone the Special Meeting (Proposal 5) (the “Adjournment Proposal”). The Adjournment Proposal is not conditioned upon the approval of any other proposal. Each of these proposals is more fully described in this proxy statement, which each member is encouraged to read carefully and in its entirety.
Assuming that each of the Condition Precedent Proposals is approved by our members, our Board will have the discretion to determine if and when to implement the Proposed Operating Agreement, including the Reclassification, and reserves the right to abandon the Proposed Operating Agreement and the Reclassification even if the Condition Precedent Proposals are approved by the members. For example, if the number of record holders of units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our reporting obligations owed to the Securities and Exchange Commission (the “SEC”), our Board may determine not to implement the Reclassification.
We expect that if our members approve the Condition Precedent Proposals and our Board elects to implement the Proposed Operating Agreement, the Reclassification will become effective on [•], 2023.
No member proposals will be able to be made or acted upon at the Special Meeting, and no member action will otherwise be able to be taken at the Special Meeting, other than voting on the above proposals.
Availability of Proxy Materials
On our about [•], 2023, we mailed our members this proxy statement , the Notice of Special Meeting and proxy card (the “Proxy Materials”). These Proxy Materials and our annual report on Form 10-K for the fiscal year ended September 30, 2022 (the “2022 Annual Report”) are also available on our website at www.sireethanol.com under the “Investor Relations” tab.
Record Date and Outstanding Units
The record date for holders of units entitled to notice of, and to vote at, the Special Meeting is the close of business on [•], 2023 (the “Record Date”). Only members of record on the Record Date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, 8,975 units were issued and outstanding held by approximately 823 members of record. If you are a holder of units of the Company, you are entitled to one vote on each proposal considered and voted upon at the Special Meeting for each unit you held of record at the close of business on the Record Date.
Quorum
The presence, in person or by proxy, of the holders of at least twenty-five percent (25%) of the units outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum. Since we had 8,975 units outstanding and entitled to vote as of the Record Date, an aggregate of at least 2,244 units need to be represented, in person or by proxy, at the Special Meeting in order for there to be a quorum.
Because the proxy card states how the units will be voted in the absence of instructions by the member, executed proxy cards bearing no instructions by the member will be counted as present for quorum purposes and for the purpose of voting on each proposal presented at the Special Meeting.
If a quorum is not present at the time and place scheduled for the Special Meeting, the members present at that time may adjourn and/or postpone the Special Meeting to a later date in order to give the Board additional time to solicit proxies for use at the Special Meeting. The proposal to adjourn or postpone the Special Meeting must be approved by the holders of at least a majority of the outstanding units represented at the Special Meeting (even if a quorum is not present) in order for the meeting to be validly postponed or adjourned to solicit additional proxies or for other purposes.

Vote Required for Approval
In accordance with Sections 8.1 and 6.16 of our Current Operating Agreement, approval of the Reclassification Proposal and each of the Restated Operating Agreement Proposals requires the affirmative vote of a majority of the units represented at the Special Meeting, in person or by proxy, if a quorum is present. The Adjournment Proposal also requires the affirmative vote of a majority of the units represented at the Special Meeting, in person or by proxy, if a quorum is present. In addition, the Reclassification Proposal and each of the Restated Operating Agreement Proposals are conditioned upon each other such that the members must approve each of these proposals for any of these proposal to be approved and implemented.
Condition Precedent Proposals
The Reclassification Proposal (Proposal 1) and each of the Restated Operating Agreement Proposals (Proposal 2 , Proposal 3 and Proposal 4) are conditioned upon the approval of the others (the Reclassification Proposal and the Restated Operating Agreement Proposals collectively, the “Condition Precedent Proposals”). Unless the members vote in favor of each of the Condition Precedent Proposals, all of such proposals will fail. The Condition Precedent Proposals are not conditioned upon the Adjournment Proposal (Proposal 5). The Adjournment Proposal (Proposal 5) is not conditioned upon the approval of any other proposal. Each of these proposals is more fully described in this proxy statement, which each member is encouraged to read carefully and in its entirety.
Voting
You may vote your units either (i) in person by attending the Special Meeting, or (ii) by mailing your completed proxy card. To vote by mail, you must return the proxy card to the Company no later than 12:00 p.m. Central Time on [•], 2023 by delivering your proxy card to the Company’s principal office located at 10868 189th Street, Council Bluffs, Iowa 51503, for your vote to be valid. If a proxy card is submitted by mail without instructions as to the five proposals, the proxies will be as follows:
•	FOR the Reclassification (Proposal 1);
•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement to create four separate and distinct series of units and effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company (Proposal 2);

•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law (Proposal 3);

•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement to incorporate additional transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company (Proposal 4); and

•	FOR the adjournment or postponement of the Special Meeting (Proposal 5).
If your units are held in the name of your brokerage firm, bank, fiduciary, trustee, custodian or other nominee, you are considered the beneficial owner of units held in your name. If you are the beneficial owner of your units and not the holder of record, you will need to contact your brokerage firm, bank, fiduciary, trustee, custodian or other nominee to revoke any prior voting instructions or bring with you a legal proxy from your brokerage firm, bank, fiduciary, trustee, custodian or other nominee authorizing you to vote the units.

Proxy Voting
With respect to voting on each of the proposals, members are entitled to one vote, for each unit, regardless of class or series, held in the member’s name at the close of business on the Record Date. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your units at the Special Meeting in the manner you indicate. The proxies will vote your units in accordance with your instructions indicated on the proxy card you submit. If you submit a proxy card, but do not indicate your voting instructions, your units will be voted by the proxies as follows:
•	FOR the Reclassification (Proposal 1);
•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement to create four separate and distinct series of units and effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company (Proposal 2);

•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law (Proposal 3);

•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement to incorporate additional transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company (Proposal 4); and

•	FOR the adjournment or postponement of the Special Meeting (Proposal 5).
As to any other business as may properly come before the Special Meeting or any adjournment or postponement thereof, your units will be voted at the discretion of the proxies in a manner that they consider being in the best interests of the Company.
Revocability of Proxies
A member who has submitted a proxy card may revoke the proxy prior to its exercise at the Special Meeting either by written notice of revocation to the Secretary of the Company or by providing a duly executed proxy card bearing a later date. Attendance at the Special Meeting will not revoke a proxy. However, if you previously mailed your proxy card, you may revoke your proxy at any time prior to 12:00 p.m. Central Time on [•], 2023 by delivering a new proxy card to the principal office of the Company. If you are the beneficial owner of your units and not the member of record, you will need to contact your brokerage firm, bank, fiduciary, trustee, custodian or other nominee to revoke any prior voting instructions.
Treatment of Abstentions
Abstentions will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of units present by proxy at the Special Meeting with respect to each proposal.
Pursuant to Section 6.16 of our Current Operating Agreement, the affirmative vote of a majority of the units represented, in person or by proxy, at a meeting at which a quorum is present, and entitled to vote on the matter constitutes the act of the members unless a greater or lesser proportion or amount is required under our Current Operating Agreement. As a result, proxies which are marked to “abstain” will be counted for purposes of voting for each proposal and will count as a vote AGAINST each proposal.
Anticipated Voting by Our Directors and Executive Officers
On the Record Date, the directors and executive officers of the Company held the power to vote a total of 158 units, which represents approximately 1.75% of the outstanding units. We expect that all of these units will be represented at the Special Meeting and that all of these units will be voted FOR each of the proposals set forth in this proxy statement.

Solicitation of Proxies
The Proxy Materials are being provided to you by the Company and proxies will be solicited on behalf of the Company by our directors, officers and employees. The original solicitation of proxies by mail may be supplemented by solicitations by our directors, officers and employees by telephone, electronic or other means to request members return their proxy cards or attend the Special Meeting. No compensation will be paid to our directors, officers or employees for any solicitations.
We are mailing the Proxy Materials to our members, and making the Proxy Materials available on our website at www.sireethanol.com under the “Investor Relations” tab, on or about [•], 2023.
Expenses of Solicitation
The Company will bear all of the expenses of holding the Special Meeting, including expenses associated with the solicitation of proxies for use at the Special Meeting by the Board of Directors, along with the costs associated with amending the Current Operating Agreement, issuing new certificates to all members to reflect the Reclassification if approved at the Special Meeting, and preparing and filing documents with the SEC to deregister the units if the record ownership of the Series A Units after the completion of the reclassification of units allows the Company to do so. These costs are expected to consist primarily of professional fees and other expenses relating to preparing the Proposed Operating Agreement and the proxy solicitation materials, printing and distribution of the proxy statement and proxy card, expenses of holding the Special Meeting, and the cost of preparing and distributing replacement certificates for units to reflect the new series designations of units resulting from the Reclassification. These costs will include the cost of supplying necessary additional copies of the proxy solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.
We estimate that the expenses to be incurred by the Company relating to the Special Meeting will total approximately $200,000, which consists of the following:
Legal fees and expenses:	$150,000
Printing and mailing costs:	$40,000
Miscellaneous expenses:	$10,000
Total:	$200,000
We intend to pay these expenses out of our working capital and do not expect the expenses will have a material adverse effect on our liquidity, results of operations or cash flows.
Authority to Adjourn the Special Meeting to Solicit Additional Proxies
We are also asking our members to grant full authority for the Special Meeting to be adjourned, if necessary or desirable, for the purpose of soliciting additional proxies to approve the proposals presented in this proxy statement.
If a quorum is not present at the Special Meeting, any adjournment of the meeting requires the affirmative vote (in person or by proxy) of the holders of a majority of the units represented at the Special Meeting.
Voting Results
We will announce the preliminary voting results at the conclusion of the 2023 Special Meeting. The final voting results will be tallied and published in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

QUESTIONS ABOUT THE RECLASSIFICATION, PROPOSED OPERATING AGREEMENT AND DEREGISTRATION
This Q&A summary provides an overview of material information about the proposed Reclassification and the proposed amendment and restatement of our Current Operating Agreement by adopting the Proposed Operating Agreement. However, it is only a summary and it is qualified in its entirety by the more detailed information provided in this proxy statement and by the terms and conditions of the Proposed Operating Agreement. If any disclosure made in this proxy statement, including the summary below, is inconsistent with any provision of the Proposed Operating Agreement, the provision of the Proposed Operating Agreement will control. For convenience, in Appendix C we have set forth a blacklined version of the Current Operating Agreement marked to show the proposed changes as set forth in the Proposed Operating Agreement. To better understand the Reclassification and the Proposed Operating Agreement, we encourage you to carefully read this entire document and the documents to which it refers before voting.
Neither the SEC nor any state securities commission has approved or disapproved the Proposed Operating Agreement or the Reclassification or has passed upon the merits or fairness of the Reclassification or upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
Q:	What proposals are being voted on at the Special Meeting to accomplish the Reclassification?
A:	Members are being asked to consider and vote upon the following proposals at the Special Meeting:
1.
To approve the Reclassification which will reclassify our units into Series A Units, Series B Units, Series C Units and Series D Units for the purpose of discontinuing the registration of our units under the Exchange Act;

2.
To amend and restate our Current Operating Agreement to provide for four separate and distinct series of units: Series A Units, Series B Units, Series C Units and Series D Units as set forth in the Proposed Operating Agreement to effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company without any units registered under Exchange Act;

3.
To amend and restate our Current Operating Agreement to modify the voting rights of the members in connection with the Reclassification and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law;

4.
To amend and restate our Current Operating Agreement to incorporate new transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company; and

5.
Adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration.

Q:	Are the proposals conditioned on one another?
A:
Yes. The Reclassification Proposal (Proposal 1) and the Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) are each conditioned upon the approval of the others (the Reclassification Proposal and the Restated Operating Agreement Proposals collectively, the “Condition Precedent Proposals”). Unless the members vote in favor of each of the Condition Precedent Proposals, all of such proposals will fail. However, these Condition Precedent Proposals are not conditioned upon approval of the Adjournment Proposal (Proposal 5). The Adjournment Proposal (Proposal 5) is not conditioned upon the approval of any other proposal. Each of these proposals is more fully described in this proxy statement, which each member is encouraged to read carefully and in its entirety.

Upon approval of the Condition Precedent Proposals and the implementation of the Reclassification, the outstanding units will be reclassified as follows:
•	Units held by holders of 11 or more units shall not be reclassified but shall remain Series A Units;

•	Units held by holders of 10 to 7 units shall be reclassified into Series B Units;
•	Units held by holders of exactly 6 units shall be reclassified into Series C Units; and
•	Units held by holders of 5 or fewer units shall be reclassified into Series D Units.
For more information about the terms of the Reclassification and the Proposed Operating Agreement, please refer to “Special Factors Related to the Reclassification, Approval of the Restated Operating Agreement Proposals and Deregistration,” “The Sixth Amended and Restated Operating Agreement” and “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement.” For convenience, a blacklined version of the Current Operating Agreement marked to show the proposed changes as set forth in the Proposed Operating Agreement is attached as Annex C to this proxy statement.
Q:	What is the purpose of the proposed Reclassification?
A:
The purpose of the Reclassification is to change the record ownership of our outstanding units in a way that will allow the Company to discontinue the registration of the units with the SEC. This will allow us to stop filing periodic reports with the SEC and discontinue other compliance obligations under federal securities laws applicable to companies with SEC-registered securities. The Reclassification, the deregistration of our securities under the Exchange Act and the discontinuance of any SEC reporting obligations is sometimes referred to in this proxy statement as “going private” or a “going private transaction.”

The primary effect of the Reclassification will be to reduce the total number of unit holders of record of our current Series A Units to below 300 unit holders by reclassifying part of our current Series A Units as Series B Units, Series C Units or Series D Units. This will allow us to terminate our registration under the Exchange Act and relieve us of the costs of preparing and filing public reports and other documents. It will also allow our management and employees to shift time spent from complying with SEC reporting obligations to our operational and business goals.
We estimate that the Company will realize an annual direct cost savings of approximately $425,000 as a result of the going private transaction and that these savings are likely to increase over time due to the costs associated with the preparation and filing of public reports and other documents. In addition, as a result of our growth and our successful operational and financial performance, within the next two reporting years, it is likely that we will no longer qualify for non-accelerated filer status and therefore, we would become an accelerated filer. Becoming an accelerated filer will result in significant additional cost increases as we would be required to include an auditor attestation report on our internal control over financial reporting in our annual report on Form 10-K. Currently we are exempt from this requirement as a non-accelerated filer. The attestation audit required to obtain the attestation report is quite expensive and would likely result in additional auditor fees of approximately $110,000 each year. The attestation audit is also incredibly time-consuming and would place additional demands on our management team especially when combined with the accelerated filing deadlines and enhanced disclosures required of an accelerated filer. We estimate that our costs and expenses incurred in connection with SEC reporting would increase to approximately $535,000 if we become an accelerated filer. Regardless of our filing status, our management estimates that compliance costs associated with being an SEC-reporting company will continue to significantly increase over the next few years.
Any savings realized will directly affect the Company’s profitability and cash available for repayment of outstanding indebtedness or distribution to members. Additionally, the going private transaction will allow our management and employees to redirect time and resources spent on complying with SEC reporting obligations to operational and business goals. See “Reclassification and Deregistration — Reasons for the Reclassification; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation.”
Q:	How will the Reclassification allow the Company to deregister units with the SEC?
A:
The Reclassification will result in four separate and distinct series of units. Members that hold 11 or more of our existing Series A Units will not be reclassified and however, following the Reclassification, the Series A Units will be held by fewer than 300 record holders. This reduction in the number of record owners of the Series A Units will allow the Company to deregister the Series A Units with the SEC. Members who receive Series B Units, Series C Units and Series D Units as a result of the Reclassification will no longer be counted as record holders of the original Series A Units because the rights and privileges of the Series B Units, Series C Units and Series D Units will be substantially different from the rights and privileges of the existing Series A Units. It is anticipated that there will be fewer than 500 holders of record of Series B Units, fewer than 500 holders of record of Series C Units and fewer than 500 holders of record of Series D Units after the implementation of the Reclassification. As a result, the Company will not be required to register the Series B Units, the Series C Units or the Series D Units under the Exchange Act. See “Reclassification and Deregistration — Purpose and Structure of the Reclassification.” See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement” for a general discussion of the amendments contained in the Proposed Operating Agreement and to and each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members.
Q:	Could SIRE units again become subject to SEC registration?
A:
Yes. The Company could again be required to file periodic reports with the SEC if the number of record holders of Series A Units exceeds 300 as of the last day of any fiscal year. In addition, if the number of record holders of Series B Units, Series C Units or Series D Units ever exceeds 500 as of the last day of any fiscal year, those units would be subject to registration under Section 12 of the Exchange Act and this would subject the Company once again to all the reporting, proxy solicitation, and other reporting and compliance provisions of the Exchange Act applicable to companies with SEC-registered securities. See “Special Factors — Effects of the Reclassification on SIRE; Plans or Proposals after the Reclassification.” The Company is putting various measures in place to reduce the likelihood that reregistration of the Series A Units, or the registration of the Series B Units, Series C Units or Series D Units will be required in the future, including, without limitation, amendments to the Current Operating Agreement incorporating new transfer restrictions and Company purchase rights. See “Proposal 4 – Amend and Restate our Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights.”

Q:	Will the Reclassification change my economic rights as a member of SIRE?
A:
No. The Reclassification will not change the rights of any member with respect to cash distributions, distribution of assets upon liquidation or the allocation of Company profits and losses. After the Reclassification, each series of units will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of units held by a member without regard to class or series. As a result, each series of units resulting from the Reclassification will have economic rights which are identical to the existing single series of units. See “The Sixth Amended and Restated Operating Agreement — Overview of Amendments Regarding Unit Reclassification.”

Q:	What are the rights of the Series A Units after the Reclassification and approval of the Restated Operating Agreement Proposals?
A:
Members holding 11 or more of our existing Series A Units will not be reclassified as part of the Reclassification and will remain Series A Units. After the Reclassification, holders of Series A Units (“Series A Members”) will have similar rights and obligations under the Proposed Operating Agreement as the holders of our existing Series A Units have under the Current Operating Agreement. Series A Members will have the right to vote (a) on the election of directors, (b) on all amendments to the Proposed Operating Agreement except amendments to make certain immaterial or administrative changes or changes required by applicable law, (c) on any matters that require a vote of at least a majority of the outstanding units under Iowa law and (d) on certain Board actions. However, with respect to the right to vote on certain Board actions, including, without limitation, on the dissolution, merger and disposition of all or substantially all the Company’s assets, the voting threshold required for certain Board actions will change such that only a majority of the Series A Members, as opposed to unanimous approval of all members under the Current Operating Agreement, will be required to approve the following: (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation. In addition, under the Proposed Operating Agreement, only a majority of the Series A Members (together with the Series B Members and Series C Members), as opposed to a sixty-six and two-thirds majority of all members under the Current Operating Agreement, will be required to approve the dissolution of the Company or a merger or disposition of all or substantially all assets of the Company.
Series A Members will continue to have the right to nominate persons to serve as directors (which may be done by Series A Members holding 5% or more of all units outstanding), and the right to call meetings of members (which may be done by Series A Members and Series B Members (defined below) jointly holding 30% or more of all units outstanding). Holders of Series A Units will continue to be subject to the same restrictions on the transferability of their units, including the requirement that all transfers require the prior approval of the Board of Directors. However, Series A Members will also be subject to the new right of first refusal on proposed transfers and the new Company purchase right in connection with involuntary transfer events. In addition, Series A Members will be subject to the new drag-along provisions which provide that if Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including other Series A Members, to sell their units or vote in favor of the Change of Control transaction, as applicable. See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement” for a general discussion of the amendments contained in the Proposed Operating Agreement and to and each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members.
Q:	What are the rights of the Series B Units after the Reclassification and approval of the Restated Operating Agreement Proposals?
A:
Members holding from 10 to 7 of our existing units will be reclassified as Series B Units as a result of the Reclassification. The holders of the new Series B Units (“Series B Members”) will retain the right to vote for directors but will otherwise only be allowed to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series B Members or (ii) alter the economic interests of the Series B Members, (b) the dissolution, merger and disposition of all or substantially all the Company’s assets and (c) matters that require a vote of at least a majority of the outstanding units under Iowa law. However, under the Proposed Operating Agreement the voting threshold required for certain Board actions will change such that only a majority of the Series B Members (together with the Series A Members and Series C Members), as opposed to a sixty-six and two-thirds majority of all members under the Current Operating Agreement, will be required to approve the dissolution of the Company or a merger or disposition of all or substantially all assets of the Company. In addition, under the Proposed Operating Agreement Series B Members will no longer have the right to vote on any other matters, including (a) the Board’s ability to: (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation.

Series B Members holding at least 10% of the outstanding Series B Units, may nominate persons to serve as directors. Series B Members will have the right to call meetings of members (which may be done by Series A Members and Series B Members jointly holding 30% or more of all units outstanding). Holders of Series B Units will be subject to the same restrictions on the transferability of their units, including the requirement that all transfers require the prior approval of the Board of Directors. However, Series B Members will also be subject to the new right of first refusal on proposed transfers and the new Company purchase right in connection with involuntary transfer events. In addition, Series B Members will be subject to the new drag-along provisions which provide if Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including other Series B Members, to sell their units or vote in favor of the Change of Control transaction, as applicable. See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement” for a

general discussion of the amendments contained in the Proposed Operating Agreement and to and each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members.
Q:	What are the rights of the Series C Units after the Reclassification and approval of the Restated Operating Agreement Proposals?
A:
Members holding exactly 6 of our existing units will be reclassified as Series C Units as a result of the Reclassification. The holders of the new Series C Units (“Series C Members”) will retain the right to vote for directors but will otherwise only be allowed to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series C Members or (ii) alter the economic interests of the Series C Members, (b) the dissolution, merger and disposition of all or substantially all the Company’s assets and (c) matters that require a vote of at least a majority of the outstanding units under Iowa law. However, under the Proposed Operating Agreement the voting threshold required for certain Board actions will change such that only a majority of the Series C Members (together with the Series A Members and Series B Members), as opposed to a sixty-six and two-thirds majority of all members under the Current Operating Agreement, will be required to approve the dissolution of the Company or a merger or disposition of all or substantially all assets of the Company. In addition, under the Proposed Operating Agreement Series C Members will no longer have the right to vote on any other matters, including (a) the Board’s ability to: (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation.

Series C Members will not have the right to call meetings of members and Series C Members will not have the right to nominate persons to serve as directors. Holders of Series C Units will be subject to the same restrictions on the transferability of their units, including the requirement that all transfers require the prior approval of the Board of Directors. However, Series C Members will also be subject to the new right of first refusal on proposed transfers and the new Company purchase right in connection with involuntary transfer events. In addition, Series C Members will be subject to the new drag-along provisions which provide if Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including all Series C Members, to sell their units or vote in favor of the Change of Control transaction, as applicable. See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement” for a general discussion of the amendments contained in the Proposed Operating Agreement and to and each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members.
Q:	What are the rights of the Series D Units after the Reclassification and approval of the Restated Operating Agreement Proposals?
A:
Members holding 5 or fewer of our existing units will be reclassified as Series D Units as a result of the Reclassification. The holders of the new Series D Units (“Series D Members”) will retain the right to vote for directors but will otherwise only be allowed to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series D Members or (ii) alter the economic interests of the Series D Members, and (b) matters that require a vote of at least a majority of the outstanding units under Iowa law. Under the Proposed Operating Agreement Series D Members will no longer have the right to vote on any other matters, including (a) dissolution, merger and disposition of all or substantially all the Company’s assets, and (b) the

Board’s ability to: (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation.
Series D Members will not have the right to call meetings of members and Series D Members will not have the right to nominate persons to serve as directors. Holders of Series D Units will be subject to the same restrictions on the transferability of their units, including the requirement that all transfers require the prior approval of the Board of Directors. The holders of Series D Units will also be subject to the new right of first refusal on proposed transfers and the new Company purchase right in connection with involuntary transfer events. In addition, Series D Members will be subject to the new drag-along provisions which provide if Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including all Series D Members, to sell their units or vote in favor of the Change of Control transaction, as applicable. The Series D Members will also be subject to a new call right by the Company pursuant to which the Company may elect to purchase all, but not less than all, of the Series D Members units for fair market value. See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement” for a general discussion of the amendments contained in the Proposed Operating Agreement and to and each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members.
Q:	How can I compare the rights of the Series A Units, Series B Units, Series C Units and Series D Units?
A:
The following table sets forth a summary comparison of the proposed characteristics of the Series A Units, Series B Units, Series C Units and Series D Units as provided in the Proposed Operating Agreement. The following table summarizes the proposed amendments to the Current Operating Agreement which would occur if the Reclassification and each of the Restated Operating Agreement Proposals are approved. The following summary is qualified in its entirety by reference to the text of the Proposed Operating Agreement. If any disclosure made in this proxy statement, including the summary below, is inconsistent with any provision of the Proposed Operating Agreement, the provision of the Proposed Operating Agreement will control. See “The Sixth Amended and Restated Operating Agreement” and “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement” for a general discussion of the amendments contained in the Proposed Operating Agreement and to and each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members. In addition, for convenience, in Appendix C we have set forth a blacklined version of the Current Operating Agreement marked to show the proposed changes as set forth in the Proposed Operating Agreement and summarized in the table below.

UNITS AFTER THE RECLASSIFICATION
	Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
Allocation of Profits and Losses and Cash Distribution Rights	Series A Members will share in the allocation of profits and losses and in cash distributions on a pro rata basis with all other members regardless of class or series.	Series B Members have the same rights as Series A Members.	Series C Members have the same rights as Series A Members.	Series D Members have the same rights as Series A Members.

Liquidation Rights	Series A Members will share in any distributions of assets upon the Company’s liquidation on a pro rata basis with all other members regardless of class or series.	Series B Members have the same rights as Series A Members.	Series C Members have the same rights as Series A Members.	Series D Members have the same rights as Series A Members.

Voting Rights
Series A Members are entitled to vote on: (i) the election of directors, (ii) amendments to the Proposed Operating Agreement that require member consent and (iii) all matters requiring the consent of members under the Proposed Operating Agreement and Iowa law.

Series A Members will have the right to approve, by a majority of the Series A Members (changed from unanimous approval of all members), actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in

Series B Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series B Members or (b) alter the economic interests of the Series B Members, (iii) dissolution, merger and dispositions of all or substantially all assets, and (iv) any matters that require approval by a majority of the outstanding units under Iowa law.

The right of Series B Members (together with the Series A Members and Series C Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a

Series C Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series C Members or (b) alter the economic interests of the Series C Members, (ii) dissolution, merger and dispositions of all or substantially all assets, and (iii) any matters that require approval by a majority of the outstanding units under Iowa law.

The right of Series C Members (together with the Series A Members and Series B Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a

Series D Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series D Members or (b) alter the economic interests of the Series D Members, and (iii) any matters that require approval by a majority of the outstanding units under Iowa law.

Series D Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on

UNITS AFTER THE RECLASSIFICATION
Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)

contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation.

The right of Series A Members (together with the Series B Members and Series C Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a sixty-six and two-thirds majority of all members.

Series A Members will no longer have the right to vote on amendments to the Proposed Operating Agreement for certain immaterial or administrative changes or changes required by applicable law.

sixty-six and two-thirds majority of all members.

Series B Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, or (b) any amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series B Members or (b) alter the economic interests of the Series B Members.

sixty-six and two-thirds majority of all members.

Series C Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, or (b) any other amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series C Members or (b) alter the economic interests of the Series C Members.

the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, (b) the dissolution, merger and disposition of all or substantially all assets of the Company or (c) amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series D Members or (b) alter the economic interests of the Series D Members.

UNITS AFTER THE RECLASSIFICATION
	Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
Right to Call Member Meetings	Series A Members and Series B Members jointly holding at least 30% of the outstanding units of all classes are entitled to call a meeting of members.	Series A Members and Series B Members jointly holding at least 30% of the outstanding units of all classes are entitled to call a meeting of members.	Series C Members have no right to call a meeting of members.	Series D Members have no right to call a meeting of members.

Right to Nominate Directors	Series A Members holding at least 5% of all units may nominate persons to serve as directors.	Series B Members holding at least 10% of all units may nominate persons to serve as directors.	Series C Members may not nominate persons to serve as directors.	Series D Members may not nominate persons to serve as directors.

General Transfer Restrictions
Series A Members may not transfer units without Board approval which the Board may withhold at its discretion and subject to satisfaction or waiver by the Board of certain conditions and requirements in the Proposed Operating Agreement and the Unit Transfer Policy.
		Series B Members will be subject to the same general transfer restrictions as Series A Members.	Series C Members will be subject to the same general transfer restrictions as Series A Members.	Series D Members will be subject to the same general transfer restrictions as Series A Members.

Company Right of First Refusal
The Company has a right of first refusal to purchase all or any portion of a Series A Member’s units that the Series A Member proposes to transfer at the same price and on the same conditions as those offered to or by the prospective transferee.
		Series B Members are subject to the Company right of first refusal the same as Series A Members.	Series C Members are subject to the Company right of first refusal the same as Series A Members.	Series D Members are subject to the Company right of first refusal the same as Series A Members.

Company Purchase Right -- Involuntary Transfer	The Company has the right and option to purchase all, or any portion of, the Series A Units held by a Series A Member at fair market value in the event of an involuntary transfer.	Series B Members are subject to the Company purchase right upon an involuntary transfer event the same as Series A Members.	Series C Members are subject to the Company purchase right upon an involuntary transfer event the same as Series A Members.	Series D Members are subject to the Company purchase right upon an involuntary transfer event the same as Series A Members.

UNITS AFTER THE RECLASSIFICATION
	Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
Company Call Right	Series A Members are not subject to the Company call right.	Series B Members are not subject to the Company call right.	Series C Members are not subject to the Company call right.	The Company has the right and option to buy back all, but not less than all, of the Series D Units held by any Series D Member at fair market value.

Drag-Along Provisions
If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including other Series A Members, to sell their units or vote in favor of the Change of Control transaction.

If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including other Series B Members, to sell their units or vote in favor of the Change of Control transaction.

If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including the Series C Members, to sell their units or vote in favor of the Change of Control transaction.

If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members, including the Series D Members, to sell their units or vote in favor of the Change of Control transaction.

Conversion of Units
Upon the effective date of any transfer of units, if the number of units held of record by the transferee or transferor falls within the ownership level of a different series of units, then upon the effective date of such transfer, all units held of record by the transferee and the transferor will automatically convert into the different series of units.
		Series B Units have the same conversion features as the Series A Units.	Series C Units have the same conversion features as the Series A Units.	Series D Units have the same conversion features as the Series A Units.

UNITS AFTER THE RECLASSIFICATION
	Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
Information and Access Rights	Series A Members are entitled to receive financial reports and to access and copy certain information concerning the Company’s business.	Series B Members have the same information and access rights as the Series A Members.	Series C Members have the same information and access rights as the Series A Members.	Series D Members have the same information and access rights as the Series A Members.
Q: Which series of units will I receive?
A:
If the Reclassification and each of the Restated Operating Agreement Proposals are approved by the members and the Reclassification is implemented by the Board, the outstanding units of each member will be reclassified as follows:

•	Units held by holders of 11 or more units shall not be reclassified but shall remain Series A Units;
•	Units held by holders of 10 to 7 units shall be reclassified into Series B Units;
•	Units held by holders of exactly 6 units shall be reclassified into Series C Units; and
•	Units held by holders of 5 or fewer units shall be reclassified into Series D Units.
See “Reclassification and Deregistration — Overview of the Reclassification and Proposed Operating Agreement.”
Q:	Could holding my units in “street name” affect which series of units I receive as a result of the Reclassification?
A:
Yes. Brokerage firms, banks and other types of custodians often hold record ownership of securities for their clients as nominee. This is what is meant by “street name” ownership. If you have transferred your units into a brokerage, bank or other nominee holder, your nominee holder rather than you will be shown on our unit holder register as the record holder of your units and you are considered the beneficial owner. As a result, it is the number of units owned of record by your nominee that will control the series of units that you will beneficially own after the adoption of the Proposed Operating Agreement and the implementation of the reclassification. For example, even if you beneficially own only one unit, but your nominee holder is the record owner of 9 units on the effective date of the Reclassification, we will issue Series B Units to your nominee holder. Because other “street name” holders who hold units through your broker, bank or other nominee may adjust their holdings prior to the Reclassification, you may have no way of knowing how your units will be reclassified until the Proposed Operating Agreement is adopted and the Reclassification is implemented. If you hold your units in “street name,” you should talk to your broker, bank or other nominee to determine how they expect the reclassification of units to affect you. See “Reclassification and Deregistration — Record and Beneficial Ownership of Units of SIRE.”

Q:	Why are 11 units, 10 to 7 units, 6 units and 5 units used as the “cutoff” numbers for determining which members will receive Series A Units, Series B Units, Series C Units or Series D units?
A:
The purpose of the Reclassification is to reduce the number of record holders of our existing Series A Units to less than 300 and to have under 500 record holders of each of the new Series B Units, Series C Units and Series D Units, so that the Company can terminate registration of the units with the SEC. Our Board selected 11 units, 10 to 7 units, 6 units and 5 or less units as the “cutoff” numbers in order to enhance the probability that after the Reclassification, we will have fewer than 300 record holders of Series A Units and have fewer than 500 record holders of each of the Series B Units, Series C Units and Series D Units and will continue to do so even as units trade in the future. The Board also set the cutoff numbers in order to retain as many of the rights associated with the current units for the greatest number of members as possible consistent with the purpose of the Reclassification.

Q:	Which series of units will be issued to the directors and executive officers of the Company?
A:
Units will be issued to our directors and executive officers on the same basis as for our unaffiliated members (members that are not directors, executive officers or beneficial holders of 10% of the outstanding units). Assuming no intervening change to their record ownership of units, four of our directors beneficially own at the record holder level more than 11 of our Series A Units, and therefore, after the Reclassification, such units will remain Series A Units. Additionally, assuming no intervening change to their record ownership of units, one of our directors also beneficially owns at the record holder level between 10 and 7 of our current Series A Units, and therefore, such units will be reclassified as Series B Units if the Reclassification is implemented.

Q:	Following the date the Reclassification is implemented, can Series A Units, Series B Units, Series C Units or Series D Units be converted to another series?
A:
Yes. The Proposed Operating Agreement includes provisions the provide for the automatic conversion of units into a different series of units in connection with certain transfers of units. Under the Proposed Operating Agreement, if upon the effective date of such transfer, the number of units held of record by the transferee or the transferor falls within the ownership level of a different series of units, then upon the effective date of such transfer, all units held of record by the transferee and the transferor will automatically convert into the different series of units. This means, for example, if a Series D Member that holds five Series D Units acquires three additional units (regardless of class or series), and therefore, upon the effective date of the transfer such member will be the holder of record of an aggregate of 8 units, all of the units held by such member after the effective date of the transfer will automatically convert into Series B Units since the member will own in the aggregate between 10 and 7 units. Similarly, if a Series A Member that holds 15 Series A Units sells 7 of such member’s Series A Units, upon the effective date of the transfer, such member will be the holder of record of only 8 units and therefore, the remaining 8 units held of record by such member will automatically convert into Series B Units. See “Reclassification and Deregistration — Overview of the Reclassification and Proposed Operating Agreement.”

Q:	What happens to my units if the Reclassification Proposal or any of the Restated Operating Agreement Proposals are not approved at the Special Meeting?
A:
If the Reclassification Proposal or any of the Restated Operating Agreement Proposals are not approved by the members at the Special Meeting, you will continue to hold your existing units and your rights as a member will not be affected. Additionally, we will continue filing periodic reports with the SEC and complying with other federal securities laws applicable to companies with SEC-registered securities.

Q:	Are there disadvantages of no longer being a public company subject to SEC-reporting obligations?
A:
Yes. If we are able to deregister the units with the SEC, we will no longer be required to file annual, quarterly and current reports with the SEC. These reports contain important information about our business operations and financial condition. After deregistration, none of this information will be available to the public in general and much of this information will not be available to our members. We will continue to make available audited annual and unaudited quarterly financial statements as well as annual income tax information to our members as required by the Proposed Operating Agreement but will not need to provide all the other information contained in the SEC reports, and our executive officers will no longer be required to certify as to the accuracy of these financial statements. Among other things, weaknesses in the Company’s internal control could result in misstatements in our financial statements. However, we intend to continue testing the effectiveness of our internal controls. In addition, after deregistration, we may solicit proxies for our annual and any special meetings of members without providing all the information and following the procedures required of SEC-registered companies, including information on executive compensation. Persons acquiring more than 5% of our outstanding units will no longer be required to file a public notice of their ownership position and intentions with respect to the Company, and our officers, directors and 10% beneficial owners will no longer be subject to the rules that prohibit them from profiting from buying and selling units within any six-month period and the requirements to report their transactions in units to the SEC.

Furthermore, the provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” or “SOX”) applicable to SEC-registered companies will no longer apply to SIRE. The lack of publicly available information and the protections provided by federal securities laws to companies with SEC-registered securities may make your units (of whichever Series Are issued to you) less attractive to potential purchasers and could result in a lower sale price in the event you seek to sell your units. See “Reclassification and Deregistration — Reasons for the Reclassification ; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation.”
Q:	In addition to anticipated cost savings, are there other advantages to no longer being an
SEC-reporting company?
A:
Yes. In addition to the anticipated cost savings and allowing Company management to redirect substantial time and resources from SEC compliance to Company operations, our Board of Directors also noted that since SIRE will no longer be required to file reports with the SEC after the deregistration, we will be better able to maintain the confidentiality of proprietary business information that would otherwise be potentially disclosed to our customers, vendors and competitors and which could put the Company at a disadvantage when negotiating or competing with them. In addition, because the Company will no longer be subject to SEC rules relating to the disclosure of information to our members that is not disclosed publicly, the deregistration of units may enhance the ability of the Company to provide timely data to members or otherwise communicate with members. See “Reclassification and Deregistration — Reasons for the Reclassification; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation.”

Q:	Does the Board believe the going private transaction is fair to all members?
A:
Yes. Based on a review of the facts and circumstances relating to the going private transaction, the Board of Directors believes that the going private transaction is substantively and procedurally fair and equitable to all members, including those members who are not directors or executive officers of the Company or holders of 10% or more of our total outstanding units (which members we refer to collectively as the “unaffiliated members”). In particular, the Board of Directors believes that the going private transaction is substantively and procedurally fair and equitable to all unaffiliated members who will retain Series A Units, all unaffiliated members who will receive Series B Units, all unaffiliated members who will receive Series C Units and all unaffiliated members who will receive Series D Units as a result of the approval and adoption of the Proposed Operating Agreement and the approval and implementation of the Reclassification. In the course of determining that the going private transaction is fair to all members, including the unaffiliated members, the Board of Directors considered a number of positive and negative factors affecting the members which are more fully discussed under the heading “Reclassification and Deregistration — Reasons for the Reclassification ; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation.”

Q:	When is the going private transaction expected to be completed?
A:
If after approval of each of the Condition Precedent Proposals by the members, the Reclassification results in fewer than 300 record holders of Series A Units, the Board of Directors intends to proceed with the deregistration of the units with the SEC as soon as practicable following the Special Meeting. See “Reclassification and Deregistration — Overview of the Reclassification and Proposed Operating Agreement.”

Q:	If the going private transaction is completed, will members continue to receive audited financial statements?
A:
Yes. Even if we terminate the Company’s registration with the SEC, the Proposed Operating Agreement will require the Company to prepare annual financial statements that are audited by an independent auditing firm and to make available these annual financial statements, to prepare unaudited quarterly financial statements and to make such annual and quarterly financial statements available to members. However, these annual and quarterly financial statements may not necessarily contain all of the information currently required in the financial statements included in the Company’s annual report on Form 10-K or the Company’s quarterly reports on Form 10-Q-that we file with the SEC. In addition to annual and quarterly financial statements, the Company will continue to provide annual income tax information to members and may provide members with other information about the Company from time to time.

Q:	Will I have appraisal or dissenters’ rights for my units if I object to the Reclassification?
A:
No. Neither Iowa law nor the Current Operating Agreement provides members with any appraisal rights, dissenters’ rights, rights to receive a cash payment of the fair value of their existing units or other type of “dissenters’ rights” in connection with the Reclassification. See “Reclassification and Deregistration — Appraisal and Dissenters’ Rights.”

Q:	What are the federal income tax consequences of the Reclassification?
A:
The Reclassification will not affect the Company’s status as a partnership for federal income tax purposes. The Reclassification will have the following federal income tax consequences for most members:

•
Members will not recognize any gain or loss as a result of the Reclassification regardless of whether they hold Series A Units, Series B Units, Series C Units or Series D Units after the implementation of the Reclassification;

•
Members will have an adjusted tax basis in their Series A Units, Series B Units, Series C Units or Series D Units, as the case may be, immediately after the reclassification equal to their adjusted tax basis in their original units immediately before the reclassification, and their holding periods for their Series A Units, Series B Units, Series C Units or Series D Units, as the case may be, will include the period of time they held their original units;

•
A member will have a capital account balance with the Company immediately after the reclassification in an amount equal to such member’s capital account balance immediately before the reclassification; and

•	There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Reclassification is implemented.
For further discussion of the tax consequences of the Reclassification see “Reclassification and Deregistration — Material Federal Income Tax Consequences of the Reclassification.”
Because determining the tax consequences of the Reclassification could depend on your particular circumstances, you should consult your own tax advisor to understand fully how the Reclassification will affect you.
Q:	What is the recommendation of the Board of Directors regarding the approval and adoption of the proposals?
A:
Our Board of Directors has determined that the approval of the Reclassification Proposal and approval of each of the Restated Operating Agreement Proposals is advisable and in the best interests of all members. As a result, the Board of Directors has approved the Reclassification and Proposed Operating Agreement and unanimously recommends that you vote:

•	FOR the Reclassification (Proposal 1);
•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement to create four separate and distinct series of units and effect the Reclassification and to modify, remove or add various provisions to better align with the Company’s status as a private company (Proposal 2);

•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement and to make certain additional changes to modernize the voting thresholds for certain Board actions and to provide the Board with flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law (Proposal 3); and

•
FOR the amendment and restatement of our Current Operating Agreement as set forth in the Proposed Operating Agreement to incorporate additional transfer restrictions and Company purchase rights to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company (Proposal 4).

Additionally, our Board of Directors unanimously recommends that you vote “FOR” the adjournment or postponement of the Special Meeting (Proposal 5), if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Proposed Operating Agreement and the Reclassification.
Q:	What should I do with my unit certificates?
A:
You do not need to do anything with your unit certificates at this time. If the Proposed Operating Agreement is approved and adopted at the Special Meeting and the Reclassification is approved, we will send you written instructions as set forth in Appendix B for exchanging your unit certificates for new certificates representing Series A Units, Series B Units, Series C Units or Series D Units, as the case may be. See “Description of Units — Surrender of Unit Certificates and Appendix B “Form of Transmittal Letter.

FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward- looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those described in this proxy statement and our other SEC filings.
Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this proxy statement. We are not under any duty to update the forward-looking statements contained in this proxy statement. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement. You should read this proxy statement and the documents that we reference in this proxy statement, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
FINANCIAL INFORMATION
Pro Forma Information
Due to the fact that the Reclassification will save the Company $425,000, an amount which the Company believes is not material, no pro forma financial information showing the effect of the Reclassification on the Company’s financial statements has been prepared. The Company determined that the $425,000 in anticipated cost savings represents approximately 0.74% of the Company’s annual net income for fiscal year ended September 30, 2022 (the Company’s most recent fiscal year results). Further, the Company believes that because the Reclassification and Proposed Operating Agreement would result in a decrease in the Company’s general expenses, management believes that the pro forma financial statements would not be material for the Company’s members who will be asked to vote on the Reclassification and the Proposed Operating Agreement.
The following tables set forth certain selected financial data derived from our financial statements for the periods and as of the dates presented. Members are encouraged to read the Company’s audited balance sheets as of September 30, 2022 and 2021, and the related statements of operations, changes in Members’ equity, and cash flows for each of the years in the two-year period ended September 30, 2022, all of which are incorporated herein by reference to such financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC on December 9, 2022 and exhibited hereto as Exhibit 99.1. Members should also read the unaudited balance sheets as of March 31, 2023, and the related statement of operations and statement of cash flows for the three months ended March 31, 2023, which are incorporated herein by reference to such unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 10, 2023 and exhibited hereto as Exhibit 99.2.

Income Statement Data (Dollars in thousands):
	Three Months Ended
	March 30, 2023	March 31, 2022
	(Unaudited)
Revenues	$96,298	$95,944
Cost of goods sold	97,953	80,640
Gross profit (loss)	(1,655)	15,304
General and administrative expenses	2,253	1,729
Operating income (loss)	(3,908)	13,575
Other income (expense):
Interest expense	(608)	(373)
Other income	(142)	460
	(750)	87
Net income (loss)	$(4,658)	$13,662
Weighted average units outstanding	8,975	8,975
Net income (loss) per unit - basic and diluted	$(519.10)	$1,522.23
Distributions per unit - basic & diluted	$—	$1,250
Years Ended September 30, 2022, 2021 and 2020
	2022	2021	2020
Revenues	$387,125	$302,820	$198,614
Cost of goods sold	326,358	287,495	192,889
Gross profit (loss)	60,767	15,325	5,725
General and administrative expenses	7,241	5,733	5,169
Operating income (loss)	53,526	9,592	556
Other income (expense):
Interest expense	(1,518)	(2,025)	(1,995)
Other income	5,754	1,017	2,993
Total other income (expense)	4,236	(1,008)	998
Net income (loss)	$57,762	$8,584	$(442)
Weighted average units outstanding	8,975	8,975	9,899
Net income (loss) per unit - basic and diluted	$6,435.88	$956.43	$(44.65)
Balance Sheet Data:
	September 30, 2022	September 30, 2021	September 30, 2020
	(Audited)	(Audited)	(Audited)
Cash	$7,229	$1,945	$1,116
Total assets	$160,386	$156,426	$140,826
Total liabilities	$39,454	$82,038	$75,022
Total Members' equity	$120,932	$74,388	$65,804
Book value per unit	$13,474.32	$8,288.36	$6,647.54

SPECIAL FACTORS RELATED TO THE RECLASSIFICATION, APPROVAL OF THE RESTATED OPERATING AGREEMENT PROPOSALS AND DEREGISTRATION
Overview of the Reclassification and Proposed Operating Agreement
This proxy statement is being furnished in connection with the solicitation of proxies for a Special Meeting at which our members will be asked to consider and vote upon amendments to the Current Operating Agreement. If approved and adopted, the amendments to our Current Operating Agreement contained in the Proposed Operating Agreement will, among other things, result in a reclassification of our units into four separate and distinct series, Series A Units, Series B Units, Series C Units and Series D Units.
As of [•], 2023, we had 8,975 total units issued and outstanding held by approximately 823 total holders of record. Of those approximately 823 unit holders, approximately 204, or 24.8%, hold 11 or more units, approximately 219, or 26.6%, hold between 10 and 7 units each, approximately 269, or 32.7%, hold 6 units each, and approximately 131, or 15.9% hold 5 or less units each. If our members approve the Reclassification and each of the Restated Operating Agreement Proposals at the Special Meeting and the Board implements it, the Reclassification will generally affect our members as follows:
POSITION PRIOR TO THE RECLASSIFICATION	EFFECT OF RECLASSIFICATION
Record holders of 11 or more units	Members will hold the same number of units held prior to the Reclassification and such units shall continue to be classified as Series A Units
Record holders of between 10 and 7 units	Members will hold the same number of units held prior to the Reclassification but such units will be reclassified as Series B Units
Record holders of 6 units	Members will hold the same number of units held prior to the Reclassification but such units will be reclassified as Series C Units
Record holders of 5 or less units	Members will hold the same number of units held prior to the Reclassification but such units will be reclassified as Series D Units
The Reclassification will be effective at the record unit holder level. Therefore, regardless of the number of beneficial holders or the number of units held by each beneficial holder, units held in “street name” will be subject to the Reclassification, and the beneficial holders who hold their units in “street name” will continue to be beneficial owners of the same number of units as before the Reclassification; however, the units will be reclassified based on the aggregate number of units held by the nominee in “street name.” For example, even if you beneficially own only one unit, but your nominee holder is the record owner of 9 units on the effective date of the Reclassification, we will issue Series B Units to your nominee holder and you will be the beneficial owner of one Series B Unit.
After the Reclassification, the classification of the units will not be permanent and each of the Series A Units, Series B Units, Series C Units and Series D Units may be converted into another series based on the total number of units held. The Proposed Operating Agreement includes provisions that provide for the automatic conversion of units into a different series of units in connection with certain transfers of units. Under the Proposed Operating Agreement, if upon the effective date of such transfer, the number of units held of record by the transferee or the transferor falls within the ownership level of a different series of units, then upon the effective date of such transfer, all units held of record by the transferee and the transferor will automatically convert into the different series of units based on the total number of units held. For example, if a Series D Member that holds five Series D Units acquires three additional units (regardless of series), and therefore, upon the effective date of the transfer such member will be the holder of record of an aggregate of 8 units, all of the units (regardless of series) held by such member after the effective date of the transfer will automatically convert into Series B Units since the member will own in the aggregate between 10 and 7 units. Similarly, if a Series A Member that holds 15 Series A Units sells 7 of such member’s Series A Units, upon the effective date of the transfer, such member will be the holder of record of only 8 units and therefore, the remaining 8 units held of record by such member will automatically convert into Series B Units.

The effects of the Reclassification and the approval of the Restated Operating Agreement Proposals are described more fully below under “Reclassification and Deregistration — Effects of the Reclassification and the Proposed Operating Agreement on Members of SIRE” beginning on page 40 and “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement.” The effects of the Reclassification on the Company are described more fully below under “Reclassification and Deregistration — Effects of the Reclassification on SIRE; Plans or Proposals after the Reclassification” beginning on page 38.
Background of the Reclassification and Proposed Operating Agreement
As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:
•	Annual Reports on Form 10-K;
•	Quarterly Reports on Form 10-Q;
•	Current Reports on Form 8-K; and
•	Proxy Statements on Schedule 14A.
Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially redirected to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Our management and Board of Directors believes that both the financial costs and the burdens on management resources will continue to increase due to various factors including as a result of the SEC’s recently proposed climate-related disclosure rules that would require registrants to include information in their registration statements and periodic reports, concerning climate-related risks that are reasonably likely to have a material impact on their business, results of operations, or financial condition, and certain climate-related financial statement metrics in a note to their audited financial statements. The required information about climate-related risks also would include disclosure of a registrant’s greenhouse gas emissions, which have become a commonly used metric to assess a registrant’s exposure to such risks.
In addition, as a result of the growth and successful operational and financial performance of the Company over the last several years, it is likely that within the next two reporting years, we may no longer qualify for non-accelerated filer status and therefore, we would become an accelerated filer. Becoming an accelerated filer will result in significant additional cost increases as we would be required to include an auditor attestation report on our internal control over financial reporting in our annual report on Form 10-K. Currently we are exempt from this requirement as a non-accelerated filer. The attestation audit required to obtain the attestation report is quite expensive and would likely result in additional auditor fees of approximately $110,000 each year. The attestation audit is also incredibly time-consuming and would place additional demands on our management team especially when combined with the accelerated filing deadlines and enhanced disclosures required of an accelerated filer. We estimate that our costs and expenses incurred in connection with SEC reporting for 2023 will be approximately $425,000 if we remain a non-accelerated filer and approximately $535,000 if we become an accelerated filer. Our management estimates that these compliance costs will continue to significantly increase over the next few years. That is why our Board decided to approve the Reclassification and recommends approval of the Reclassification by the members at this point in time.
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense which our non-public competitors do not incur. These costs include, but are not limited to, securities counsel fees, auditor fees, annual board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act, including Section 404 of SOX, which requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting. In addition, as noted above, if we become an accelerated filer, Section 404 of SOX will further require that we include an auditor attestation report with respect to our internal control over financial reporting in our annual report on Form 10-K which will further increase our compliance cost and place additional demands on our management team.
As of the Record Date, we had 8,975 units issued and outstanding, held by approximately 823 current holders of record. Our Board of Directors and management believe that the recurring expense and burden of our SEC reporting requirements described above are not cost efficient for SIRE. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of SOX or the liability provisions of the Exchange Act , and our officers will not be required to certify the accuracy of our financial statements under SEC rules.
There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.
For some time, we have discussed with our legal counsel the benefits and detriments of terminating the registration of our Units under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same including discussions at the following meetings:
•	At a number of meetings over the last several years, the Board discussed potential unit repurchase plans and potential strategic business transactions.
•
At the July 2022 Board retreat (all directors were present), a key segment of the meeting was devoted to reviewing the pros and cons of proceeding with suspending our SEC reporting obligations. Legal counsel presented and reviewed materials and was directed to do further work researching, evaluating and developing a plan relating to the potential termination of our SEC reporting obligations.

•
At the February 2023 regular board meeting (all directors were present), legal counsel presented proposed thresholds for the Reclassification and rights assigned to each series, including an analysis of recent peer group transactions.

•
At the March 2023 regular board meeting (all directors were present), the Board considered the thresholds for the Reclassification and rights assigned to each series, as well as draft language to be included in the proxy statement outlining the Board’s consideration and key factors regarding termination of our SEC reporting obligations.

•
At a special meeting of the Board held April 13, 2023, our Board considered the draft preliminary proxy statement for the Special Meeting, as well as a draft of the Proposed Operating Agreement implementing the Reclassification and certain other amendments to modernize the agreement and make it more suitable for a private company.

Our Board concluded that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements. In particular, there is little trading volume with our units. Our Board of Directors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses. Our Board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company.
Our Board considered the requirements for going private through the proposed Reclassification as well as potential alternatives available for a going private transaction, including a reverse unit split and a self-tender offer whereby unit holders owning less than a certain number of units would be “cashed out,” in order to reduce our number of record holders to below 300. Because our cash resources to effect such a transaction are limited and we believe many of our members feel strongly about retaining their equity interest in the Company, management and our Board found the prospect of effecting a going private transaction by reclassifying our Units an attractive option.

At multiple meetings of our Board, including the July 2022 Board retreat and meetings held in February, March and April 2023, and attended by our legal counsel, our Board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the Board discussed the following advantages of going private:
•
As a reporting company, we are required to expend significant costs in connection with our Exchange Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and annual board meeting fees. We expect the recent issuance of additional SEC regulations relating to climate- related disclosure will increase all of these costs and we also anticipate additional cost increases associated with becoming an accelerated filer in the short-term future. Suspending our public company reporting obligations will help reduce or eliminate these significant costs.

•
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure. Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Proposed Operating Agreement.

•
Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent and complex SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•
Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•
Our members may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units due to the publicly traded partnership rules under the Internal Revenue Code compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•
Our smaller members will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per unit basis as all other members.

•
Our ability to explore, secure and structure financing or other strategic opportunities to maximize long-term member value through prospective capital providers may be more successful without the requirement of publicly reporting such negotiations and transactions.

At these meetings, the Board also considered the potential negative consequences of the Reclassification and the amendments contained in the Proposed Operating Agreement (both those tied directly and indirectly to the Reclassification and those designed to modernize the agreement) to our members, and in particular, our smaller members who, following the approval and adoption of the Restated Operating Agreement Proposals, will be Series B Members, Series C Members and Series D Members:
•
Our members will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC, although members will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and unaudited quarterly financial statements pursuant to the Proposed Operating Agreement.

•
Our members will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC. However, the Company currently intends to continue conducting testing on its internal controls.

•	The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•	Our potential costs, in terms of time and dollars, in connection with accomplishing the going private transaction.
•	Potential liability may exist for our officers and directors associated with the “interested” nature of the going private transaction.
•	We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.
•
All of our members will have different voting rights under the Proposed Operating Agreement and the voting rights of the Series B Members, Series C Members and Series D Members will be materially different.

•
The voting threshold for certain Board actions will be modified to lower the required member approval threshold and the Series B Members, Series C Members and Series D Members will lose the right to vote on certain Board actions.

•
All members will lose the right to vote on amendments to the Proposed Operating Agreement to make certain immaterial or administrative changes or changes required by applicable law and our Series B Members, Series C Members and Series D Members will lose the right to vote on all other amendments to the Proposed Operating Agreement except those that (i) modify the limited liability of such members or (ii) alter the economic interests of such members.

•	The members will be subject to new transfer restrictions and Company purchase rights as well as a new drag-along provision.
•	Series D Members will be subject to a new right of the Company to purchase the Series D Units for fair market value.
Additionally, at these meetings, the Board discussed the process and mechanism for going private. As part of these discussions, the Board considered the possibility of forming an independent special committee to evaluate the Reclassification. However, the Board believed that the fact that our Board would be treated the same as the other members and that no consideration had been given to the Unit cutoff number relative to the unit ownership of the Board members, a special committee for the Reclassification was not needed. The Board also discussed requiring approval of the transaction by a majority of unaffiliated members and considered the fact that the interests of the members whose units will be reclassified as Series B Units, Series C Units or Series D Units are different from the interests of the members whose units will remain classified as Series A Units may create actual or potential conflicts of interest in connection with the Reclassification. However, because affiliated and unaffiliated members would be treated identically in terms of the approval process of the Reclassification, the Board determined a special vote was not necessary.
As part of these discussions, the Board considered the impact of the amendments to the Current Operating Agreement on the members of the Company, including, without limitation, the changes to the voting rights of the members, the changes to the voting thresholds for certain Board actions, the incorporation of new transfer restrictions and Company purchase rights (including the right of the Company to call Series D Units for fair market value), and the incorporation of new drag-along provisions. The Board determined that the majority of the amendments relate directly to the Reclassification and the ability of the Board to manage the number of record holders in each series of units and further, that the amendments to modify certain voting rights and approval thresholds to modernize the provisions and incorporate terms that are more customary are appropriate and have minimal adverse impact on the members. During such discussions, the Board agreed that the benefits of the Reclassification combined with the modernization of the Proposed Operating Agreement outweighed any countervailing factors.
After this discussion, the Board agreed that it is in the best interest of the Company to move forward with a going private transaction through the proposed Reclassification and instructed counsel to proceed with preparing the documents needed, including the Proposed Operating Agreement, to reclassify our units in order to no longer be a public reporting company and to incorporate amendments to modernize certain aspects of the Current Operating Agreement and to better align with the Company’s position as a private company.

Effective April 13, 2023, our Board of Directors unanimously approved the Reclassification and the amendments to our Current Operating Agreement contained in the Proposed Operating Agreement and recommended that our members approve and the Reclassification and each of the Restated Operating Agreement Proposals. The approval of the Reclassification, the Proposed Operating Agreement and the recommendation to the members was based upon the factors discussed above.
Reasons for the Reclassification and Proposed Operating Agreement; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation
SIRE’s Reasons for the Reclassification
As a small company whose units are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. We expect our costs associated with our reporting obligations to increase in the future as the SEC has issued proposed rules requiring public companies to include climate-related disclosures in their periodic reports and as a result of additional compliance and disclosure requirements associated with a potential change of our filer status to an accelerated filer. Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options. We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions. We are undertaking the Reclassification at this time to end our SEC reporting obligations, which will enable us to save the Company and our members the substantial costs associated with being a reporting company. We anticipate these costs to increase especially given the recently proposed climate-related disclosure rules from the SEC that would require analysis and disclosure of all greenhouse gas emissions by the Company, which contributed to the timing of the Board’s decision to approve and recommend the Reclassification. The specific factors considered in electing at this time to undertake the Reclassification and become a non-SEC reporting company are as follows:
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We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $425,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders. These annual expenses are expected to include legal expenses ($125,000), accounting and auditing expenses ($160,000), expenses for testing internal control audits ($30,000), XBRL Edgarization reporting compliance ($30,000) and miscellaneous expense, including printing and mailing costs ($12,000). We will also realize cost savings from reduced staff and management time ($68,000) spent on reporting and securities law compliance matters. These amounts are just estimated savings after considering expenses expected to continue after the going private transaction. We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual financial statements, and unaudited quarterly financial statements, to our members pursuant to the requirements of our Proposed Operating Agreement.

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Due to our growth and the successful operational and financial performance, our management believes it is likely that within the next two reporting years, we may no longer qualify for non-accelerated filer status and therefore, we would become an accelerated filer. Becoming an accelerated filer will result in significant additional cost increases as we would be required to include an auditor attestation report on our internal control over financial reporting in our annual report on Form 10-K. Currently we are exempt from this requirement as a non-accelerated filer. The attestation audit required to obtain the attestation report is quite expensive and would likely result in additional auditor fees of approximately $110,000 each year. The attestation audit is also incredibly time-consuming and would place additional demands on our management team especially when combined with the accelerated filing deadlines and enhanced disclosures required of an accelerated filer. We estimate that our costs and expenses incurred in connection with SEC reporting would increase to approximately $535,000 if we become an accelerated filer. Regardless of our filing status, our management estimates that compliance costs associated with being an SEC-reporting company will continue to significantly increase over the next few years.

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We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes- Oxley Act divert efforts from our Board of Directors, management and staff and result in significant legal, accounting and administrative expense, without commensurate benefit to our members. We expect to continue to make available to our members Company financial information on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.
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In our Board of Directors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our Board approved the Reclassification, any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market, especially since the Jumpstart Our Business Startups Act, or JOBS Act, required the SEC to create new exemptions that permit issuers of securities to raise capital without SEC registration. In 2013, the SEC eliminated the prohibition on using general solicitation under Rule 506 where all purchasers of the securities are accredited investors, and the issuer takes reasonable steps to verify that the purchasers are accredited investors. This exemption is known as Rule 506(c) and allows companies to generally solicit and raise capital without registration so long as the offering complies with the safe harbor requirements of Rule 506(c).

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If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

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Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange. Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our members to trade their units very easily. In addition, our units are subject to transferability restrictions and transfers require the consent of our directors. We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our units under the Exchange Act has benefited our members in proportion to the costs we have incurred and expect to incur in the future.

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As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations. Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

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We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, including compliance costs with the anticipated climate-related disclosures as well as additional costs and burdens on management associated with potentially becoming an accelerated filer. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

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We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate strategic opportunities without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Exchange Act.

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The Reclassification proposal allows us to discontinue our reporting obligations with the SEC, but still allows our members, regardless of which series of units they receive pursuant to the reclassification, to retain an equity interest in SIRE. Therefore, our Series A Members, Series B Members, Series C Members and Series D Members will continue to share in our profits and losses and distributions on an identical basis.

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Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

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We expect that completing the Reclassification at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our members may prefer to continue as members of an SEC reporting company, which is a factor weighing against the Reclassification. However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our Units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our Units as the consideration for such acquisition. Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.
The Board realized that many of the benefits of a going private transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. In recent years the Board has considered combination transactions which could have utilized SIRE’s public status. However, market conditions no longer seem favorable for the kind of transaction considered. Once the Board felt the impact over time of the increasingly stringent regulation brought on by the expanded reporting requirements faced by the Company over the past few fiscal years, including anticipated future costs for complying with new climate-related disclosures as well as the enhanced costs and compliance requirements in the event we become an accelerated filer, the Board began to seriously consider a transaction that would result in the deregistration of our units. See “Reclassification and Deregistration — Background of the Reclassification and Proposed Operating Agreement” beginning on page 24.
Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “Reclassification and Deregistration — Purpose and Structure of the Reclassification” on page 38, we do not have any other purpose for engaging in the Reclassification at this particular time. In view of the wide variety of factors considered in connection with its evaluation of the Reclassification, our Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.
The Reclassification and the amendments set forth in the Proposed Operating Agreement, if approved and implemented, will have different effects on members depending on whether after the Reclassification a member is a Series A Member, Series B Member, Series C Member or Series D Member. The Board considered the different impacts of the Reclassification and the amendments to the Current Operating Agreement on the members, but determined that the benefits of the Reclassification combined with the modernization of the Proposed Operating Agreement outweighed any countervailing factors resulting from the different effects on the members. You should read “Reclassification and Deregistration — Reasons for the Reclassification; Fairness of the Reclassification; Board Recommendation — Our Position as to the Fairness of the Reclassification” beginning on page 31 and “Reclassification and Deregistration — Effects of the Reclassification and the Proposed Operating Agreement on Members of SIRE” beginning on page 40 for more information regarding the effects of the Reclassification and for a general discussion of the amendments contained in the Proposed Operating Agreement and to each of “Proposal 2 Amend and Restate the Current Operating Agreement to Create Four Distinct Series of Units and Incorporate Changes Appropriate for a Private Company,” “Proposal 3 Amend and Restate the Current Operating Agreement to Modify the Voting Rights of the Members” and “Proposal 4 Amend and Restate the Current Operating Agreement to Establish New Transfer Restrictions and Company Purchase Rights” for a discussion of the amendments contained in the Operating Agreement that modify the rights, preferences and privileges of the members.
We considered various alternative transactions to accomplish going private other than the proposed Reclassification, including a tender offer, a unit repurchase on the open market or a reverse unit split whereby members owning less than a certain number of units would be “cashed out,” but ultimately elected to proceed with the proposed Reclassification because these alternatives could be more costly, might not have effectively reduced the number of members below 300, and would not allow all members to retain an equity interest in SIRE. We have not recently received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our Board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed Reclassification, which is to discontinue our SEC reporting obligations. Our Board believes that by implementing the Reclassification, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and our expenses will be reduced. See “Reclassification and Deregistration — Purpose and Structure of the Reclassification” beginning on page 38 for further information as to why this Reclassification structure was chosen by our Board.
Our Position as to the Fairness of the Reclassification and Proposed Operating Agreement
Based on a careful review of the facts and circumstances relating to the Reclassification, our Board of Directors believes that the Proposed Operating Agreement, the Reclassification and the going private transaction are substantively and procedurally fair to all our members. Our Board of Directors unanimously approved the Reclassification and the adoption of the Proposed Operating Agreement and has unanimously recommended that our members vote “FOR” the approval of the Reclassification and “FOR” each of the Restated Operating Agreement Proposals, which will, among other things, effect the Reclassification.
In concluding that the terms and conditions of the going private transaction are substantively fair to unaffiliated members, our Board of Directors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our Board considered the potential effect of the transaction as it relates to all unaffiliated members generally, to members whose units will be reclassified as Series B Units, Series C Units or Series D Units and to members whose units will remain classified as Series A Units. Because the Reclassification and the adoption of the Proposed Operating Agreement will affect members differently to the extent that some will retain Series A Units after the Reclassification, some will receive Series B Units as part of the Reclassification, some will receive Series C Units as part of the Reclassification and some will receive Series D Units as part of the Reclassification, these are the only groups of members with respect to which the Board considered the relative fairness and the potential effects of the Reclassification. See “Reclassification and Deregistration — Effects of the Reclassification and the Proposed Operating Agreement on Members of SIRE” beginning on page 40.
Substantive Fairness
The factors that our Board of Directors considered positive for all of our unaffiliated members, including both those that will retain units classified as Series A Units as well as those who will have their units reclassified as Series B Units, Series C Units or Series D Units, include the following:
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All our unaffiliated members will continue to have an equity interest in SIRE and therefore will share in our profits and losses and distributions on the same per unit basis as they currently share in our profits, losses and distributions under the Current Operating Agreement.

•
Our unaffiliated members receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements applicable to an SEC reporting company, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated members of being a public company are not commensurate with the benefits to our members of being a public company.

•
All our unaffiliated members will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with SEC reporting requirements.

•	The Reclassification should not result in a taxable event for any of our unaffiliated members.
•	All our unaffiliated members will continue to have the opportunity to equally participate in future profit and loss allocations and both cash and liquidating distributions on a per unit basis.
•	Our affiliated members will be treated in the same manner in the Reclassification as our unaffiliated members and will be reclassified according to the same standards.
•
Our unaffiliated members are not being “cashed out” in connection with the Reclassification, and each of the Series A Units, Series B Units, Series C Units and Series D Units will continue to have the same material economic rights and preferences after the Reclassification.

•
Our unaffiliated members receive little benefit from SIRE being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units, especially when compared to the associated costs of reporting.

•	No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.
•
The incorporation of a drag along right will be beneficial in any future negotiation of any potential change of control transaction and potentially provide greater opportunities and enhanced value due to the concerns held by many potential buyers regarding negotiating with company with a large number of equity holders and the increased complexities associated with consummation of such a transaction.

In addition to the positive factors applicable to all our unaffiliated members set forth above, the factors that our Board of Directors considered positive for those unaffiliated members whose units are being reclassified as Series B Units, Series C Units or Series D Units included:
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All our smaller unaffiliated members will continue to have an equity interest in SIRE and therefore will share in our profits and losses and distributions on the same per unit basis as our Series A Members and on the same basis as they currently share in our profits, losses and distributions under the Current Operating Agreement.

•	All of the Series B, Series C and Series D unaffiliated members will still have the right to elect directors.
•	In addition to the right to elect directors, all of the Series B, Series C and Series D unaffiliated members will retain the following additional voting rights:
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Our Series B Members will continue to have the right to vote on (i) amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series B Members or (b) alter the economic interests of the Series B Members, (ii) dissolution, merger and dispositions of all or substantially all the Company’s assets and (ii)  matters that require a vote of at least a majority of the outstanding units under Iowa law.

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Our Series C Members will continue to have the right to vote on (i) amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series C Members or (b) alter the economic interests of the Series C Members, (ii) dissolution, merger and dispositions of all or substantially all the Company’s assets and (iii) matters that require a vote of at least a majority of the outstanding units under Iowa law.

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Our Series D Members will continue to have the right to vote on (i) amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series D Members or (b) alter the economic interests of the Series D Members, and (ii) matters that require a vote of at least a majority of the outstanding units under Iowa law.

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Our Series B unaffiliated members may continue to nominate persons to serve as directors, and call meetings of members, but only if such actions are taken by a specified percentage of units (10% of all units to nominate directors).

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Our Series B unaffiliated members, together with our Series A unaffiliated members, will continue to have the right to call meetings of members which may be done by Series A Members and Series B Members jointly holding 30% or more of all units outstanding.

In addition to the positive factors applicable to all of our unaffiliated members set forth above, the factors that the Board of Directors considered positive for the unaffiliated members whose units will continue to be classified as Series A Units after the Reclassification included:
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The Series A unaffiliated members will continue to have voting rights including the right to elect directors and determine other decisions on our behalf as provided in the Proposed Operating Agreement and under Iowa law.

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Our Series A unaffiliated members will continue to own an equity interest in the Company and will continue to share in our profits and losses and distributions in the same respect as our Series B Members, Series C Members and Series D members and on the same basis as they currently share in our profits, losses and distributions under the Current Operating Agreement.

Our Board considered each of the foregoing factors to weigh in favor of the substantive fairness of the Reclassification and the amendments set forth in the Proposed Operating Agreement to our unaffiliated members, whether their units will remain classified as Series A Units or are reclassified as Series B Units, Series C Units or Series D Units.
The Board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the Reclassification and the amendments set forth in the Proposed Operating Agreement to our unaffiliated members whose units will be reclassified as Series B Units, Series C Units or Series D Units. In particular, the factors that our Board of Directors considered as potentially negative for those members receiving Series B Units, Series C Units or Series D Units included:
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They will be required to have their units involuntarily reclassified as Series B Units, Series C Units or Series D Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

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The voting rights of our unaffiliated Series B Members will be limited to (a) the election of directors of the Company, (b) voting on amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series B Members or (ii) alter the economic interests of the Series B Members, (c) voting on the dissolution, merger and disposition of all or substantially all the Company’s assets and (d) voting on matters that require a vote of at least a majority of the outstanding units under Iowa law. The Series B Members will no longer have the right to vote on certain Board actions which actions required the unanimous consent of the members under the Current Operating Agreement and the voting threshold applicable to the approval of the dissolution, merger and disposition of all or substantially all of the assets of the Company has been reduced to a majority of the Series A Members (together with the Series B Members and Series C Members), as opposed to a sixty-six and two-thirds majority of all members under the Current Operating Agreement. Such limitations and modifications may result in decreased value of the Series B Units.

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The voting rights of our unaffiliated Series C Members will be limited to (a) the election of directors of the Company, (b) voting on amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series C Members or (ii) alter the economic interests of the Series C Members, (c) voting on the dissolution, merger and disposition of all or substantially all the Company’s assets and (d) voting on matters that require a vote of at least a majority of the outstanding units under Iowa law. The Series C Members will no longer have the right to vote on certain Board actions which actions required the unanimous consent of the members under the Current Operating Agreement and the voting threshold applicable to the approval of the dissolution, merger and disposition of all or substantially all of the assets of the Company has been reduced to a majority of the Series A Members (together with the Series B Members and Series C Members), as opposed to a sixty-six and two-thirds majority of all members under the Current Operating Agreement. Such limitations and modifications may result in decreased value of the Series C Units.

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The voting rights of our unaffiliated Series D Members will be limited to (a) the election of directors of the Company, (b) voting on amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series D Members or (ii) alter the economic interests of the Series D Members, and (c) voting on matters that require a vote of at least a majority of the outstanding units under Iowa law. The Series D Members will no longer have the right to vote on certain Board actions which actions required the unanimous consent of the members under the Current Operating Agreement or any other amendments to the Proposed Operating Agreement. The Series D Members will no longer have the right to vote on the dissolution, merger and disposition of all or substantially all of the assets of the Company and the voting threshold applicable to such matters has been reduced to a majority of the Series A Members, Series B Members and Series C Members, as opposed to a sixty-six and two-thirds majority of all members under the Current Operating Agreement. Such limitations and modifications may result in decreased value of the Series C Units.

•	The Series D Units will be subject to a call right by the Company pursuant to which the Company may elect to purchase all, but not less than all, of the Series D Members units for fair market value.
The factors that our Board of Directors considered as potentially negative for all our unaffiliated members regardless of series of units included:
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Following the Reclassification, while the Board has and will continue to have the right to approve all unit transfers, the Board may decline to approve or defer approvals of transactions that would risk exceeding the applicable 300 or 500 members of record thresholds applicable to the various series of units.

•	The differences in the rights associated with the different series of units following could potentially impact the price per unit of any unit sale transaction.
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Members will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all members an annual report containing audited financial statements and unaudited quarterly financial statements in accordance with the Proposed Operating Agreement.

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Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

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The approval threshold for the dissolution, merger or disposition of all or substantially all of the assets will be reduced from a sixty-six and two-third majority of all members to a majority of Series A Members, Series B Members and Series C Members.

•	The approval threshold for certain Board actions was reduced from the unanimous consent of all members to the majority of the Series A Units.
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Members who do not believe that the Reclassification or the amendments to the Current Operating Agreement are fair to them do not have the right to dissent from the Reclassification. Members also do not have appraisal rights due to the Reclassification under the Current Operating Agreement or Iowa law.

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Until the Reclassification is completed (or rejected by the members), transfers of our units will be prohibited. If the Reclassification is not approved by our members, transfers made in accordance with our Current Operating Agreement will be allowed to resume as soon as reasonably practicable after the Special Meeting.

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Following the Reclassification, our members will be subject to a new drag along provision in the Proposed Operating Agreement which provides that if the Board and holders of Series A Units and Series B Units vote to sell all or substantially all of the outstanding units that would result in a change of control, such holders will have the right to require all members, to sell their units or vote in favor of the change of control transaction.

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Following the Reclassification and the adoption of the Proposed Operating Agreement, our members will continue to have restrictions on their ability to transfer their units because our units will be tradable only in private transactions, will be subject to a new right of first refusal and a new Company purchase right in the event of involuntary transfer events and there will be no public market for our units.

Our Board of Directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the Reclassification and the amendments set forth in the Proposed Operating Agreement to our unaffiliated members and that the foregoing factors are outweighed by the positive factors previously described.
In reaching a determination as to the substantive fairness of the Reclassification and the amendments set forth in the Proposed Operating Agreement, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material. We did not consider the net book value in that the Reclassification and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated members will change and will remain the same as our affiliated members as a result of the Reclassification. Additionally, our unaffiliated members are afforded the right to participate in our profits and losses on the same basis as our affiliated members and none of our unaffiliated members are being cashed out as a part of the Reclassification.

We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative. Any effect that the Reclassification has on the current market price will be the same for our unaffiliated members and affiliated members alike.
We did not consider the historical market prices in that we do not expect the Reclassification to have any effect on the historical market prices. Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.
We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination. The Reclassification will have only an insignificant effect on the Company’s value on a going forward basis — a $425,000 per year savings — and will not be determinative of the going concern value. In addition, the Proposed Operating Agreement provides all our members, both affiliated and unaffiliated, an equal vote per Unit with respect to any future mergers or dispositions of all or substantially all the Company’s assets.
We did not consider liquidation value in that the Company believes the Reclassification will not have a material effect on the liquidation value of our units. Pursuant to our Proposed Operating Agreement, the rights of our unaffiliated members, like our affiliated members, will not change and all our members will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our members. In addition, our Proposed Operating Agreement provides both affiliated and unaffiliated Series A Members, Series B Members and Series C Members an equal vote per unit in the dissolution, merger or disposition of all or substantially all of the assets of the Company.
We did not consider any repurchases of units by the Company over the past two years in that the Company has not repurchased any units during such period.
We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties. Neither the Company nor any of the members of our Board of Directors or management received any reports, opinions, appraisals or firm offers from any outside party relating to the Reclassification or the fairness of the consideration to be received by our members.
Procedural Fairness
We believe the Reclassification and the amendments set forth in the Proposed Operating Agreement are procedurally fair to our unaffiliated members, whether their units will remain classified as Series A Units or be reclassified as Series B Units, Series C Units or Series D Units. In concluding that the Reclassification and the amendments to our Proposed Operating Agreement are procedurally fair to our unaffiliated members, the Board of Directors considered a number of factors. The factors that our Board of Directors considered positive for our unaffiliated members included the following:
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The Reclassification and the approval of the amendments to the Current Operating Agreement are being effected in accordance with the applicable requirements of Iowa law and the Current Operating Agreement.

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Our Board discussed the possibility of forming an independent special committee to evaluate the Reclassification and the amendments set forth in the Proposed Operating Agreement; however, the Board believed that the fact that our directors would be treated the same as the other unaffiliated members and that no consideration had been given to the unit cutoff number relative to the unit ownership of our directors, a special committee was not needed, as the Board was able to adequately balance the competing interest of the unaffiliated members in accordance with their fiduciary duties.

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Our Board retained and received advice from legal counsel in evaluating the terms of the Reclassification, including the possible creation of a special committee of the Board to evaluate the Reclassification and the terms of the reclassification and additional amendments set forth in the Proposed Operating Agreement, including the balancing of the rights of unaffiliated and affiliated Series A Members, Series B Members, Series C Members and Series D Members.

•	Management and our Board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the Reclassification, involving a cash-out of certain of our members, or potentially ineffective in achieving the goals of allowing members to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.
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To implement the Reclassification, the Reclassification and each of the Restated Operating Agreement Proposals must be approved by members owning at least a majority of the units present in person or by proxy at the Special Meeting assuming a quorum is present.

Our Board of Directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the Reclassification and the amendments set forth in the Proposed Operating Agreement to all our unaffiliated members, whether the units of such members remain classified as Series A Units or will be reclassified as Series B Units, Series C Units or Series D Units.
The Board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated members whose units will be reclassified as Series B Units, Series C Units or Series D Units as well as those members whose units will remain classified as Series A Units to the same degree, on the procedural fairness of the Reclassification:
•
Although the interests of the unaffiliated members whose units will be reclassified as Series B Units, Series C Units or Series D Units are different from the interests of the unaffiliated members whose units will remain classified as Series A Units and may create conflicts of interest in connection with the Reclassification, neither the full Board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated members receiving Series B Units, Series C Units or Series D Units for the purpose of negotiating the terms of the Reclassification or preparing a report concerning the fairness of the Reclassification. However, our Board members will be treated the same as the unaffiliated members in the proposed transaction and one of our current Board members would have his units reclassified as Series B Units.

•
The transaction is not structured to require approval of at least a majority of unaffiliated members although at the time the Reclassification was approved by our Board of Directors, members of our Board and our executive officers then collectively held only 1.75% of our outstanding units.

•	We did not solicit any outside expressions of interest in acquiring the Company.
•
We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those members receiving Series B or Series C Units or the fairness of the transaction to SIRE.

Our Board of Directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the Reclassification and the amendments contained in the Proposed Operating Agreement to our unaffiliated members, whether their units will remain classified as Series A Units or be reclassified as Series B Units, Series C Units or Series D Units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, with reference to the lack of a special committee, the Board felt that the consideration of the transaction by the full Board was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.
We therefore believe that the Reclassification and the amendments set forth in the Proposed Operating Agreement are substantively and procedurally fair to our unaffiliated members, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the Reclassification is unfair to our unaffiliated members whether their units will remain classified as Series A Units or be reclassified as Series B Units, Series C Units or Series D Units.
In reaching its conclusion that the Reclassification and the amendments set forth in the Proposed Operating Agreement are fair to our unaffiliated members, whether their units will remain classified as Series A Units or be reclassified as Series B Units, Series C Units or Series D Units, the Board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our Board did not believe these factors to be material because our members are not being “cashed out” in connection with the Reclassification, and we will continue to have the same number of units outstanding with identical economic rights and preferences. As a result, our smaller members will continue to hold an equity interest in SIRE as Series B Members, Series C Members or Series D Members and will therefore participate on a pro rata basis and on the same basis that they would participate absent a Reclassification, with the holders of our Series A Units in our profits, losses and the receipt of distributions. Instead of the foregoing factors, the Board subjectively considered the collective advantages of the Series B Units, Series C Units or Series D Units, including the right of our Series B Members, Series C Members and Series D Members to retain the right to elect directors. The Board also subjectively considered the relative disadvantages of the four series, including the loss of certain voting rights in the case of all members, additional limitations on voting and decision-making in the case of the Series B Units, Series C Units and Series D Units. In addition, the Board evaluated the benefits shared by all the Series A Units, Series B Units, Series C Units and Series D Units, such as the continuing right to elect directors, the right to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of such member or (ii) alter the economic interests of the member, and the ability to benefit from the cost savings associated with the Reclassification and the adoption of the Proposed Operating Agreement and the opportunity to share in our future growth and earnings.
We have not made any provision in connection with the Reclassification to grant our unaffiliated members access to our Company files beyond the access granted generally under our Current Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. Nor did we request or receive any reports, opinions or appraisals from any outside party relating to the Reclassification or the monetary value of the Series A Units, Series B Units, Series C Units or Series D Units. Our members are not being “cashed out” in connection with the Reclassification, and we will continue to have the same number of units outstanding with the identical economic rights and preferences after the Reclassification as were outstanding and in existence immediately prior to the Reclassification. As a result, our smaller members will continue to hold an equity interest in SIRE as Series B Members, Series C Members or Series D Members and will therefore participate pro rata and on the same basis that they would participate absent a Reclassification, with the holders of our Series A Units in our profits and losses and the receipt of distributions. With respect to our unaffiliated members’ access to our Company files, our Board determined that this Proxy Statement, together with our other filings with the SEC and information they may obtain pursuant to our Current Operating Agreement, provide adequate information for our unaffiliated members.
Under Iowa law and our Current Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review (i) a current list of the full name and last known address of each member and assignee, together with the capital contributions, capital account and units of each member and assignee; (ii) the full name and address of each director; (iii) a copy of the articles and any and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the articles or any amendments thereto have been executed; (iv) copies of the Company’s federal, state and local income tax and information returns and reports, if any, for the six (6) most recent taxable years; (v) a copy of the Current Operating Agreement and any and all amendments hereto, together with executed copies of any powers of attorney pursuant to which the Current Operating Agreement or any amendments hereto have been executed; and (vi) copies of the financial statements of the Company. Any member may inspect and copy these records during normal business hours, subject to compliance with our safety, security and confidentiality procedures and guidelines, if they have a proper purpose reasonably related to their interest as a member of SIRE. With respect to obtaining counsel or appraisal services at our expense, the Board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the Board also took into account factors such as SIRE’s size and the cost of such procedures.
We have not structured the transaction to require the approval of at least a majority of unaffiliated members. Because our affiliated and unaffiliated members will be treated identically in terms of the approval process of the Reclassification, the Board believes a special vote is not necessary. In addition, the directors have not retained an unaffiliated representative to act solely on behalf of unaffiliated members. Again, because our affiliated and unaffiliated members will be treated identically in terms of the approval process of the Reclassification, the Board believes an unaffiliated representative is unnecessary.
Board Recommendation
Our Board of Directors believes the terms of the Reclassification are fair and in the best interests of our members and unanimously recommends that you vote “FOR” the Reclassification (Proposal 1) of the units as set forth in this proxy statement and “FOR” each of the Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) approval and adoption of the Proposed Operating Agreement. Additionally, our Board of Directors unanimously recommends that you vote “FOR” the adjournment or postponement of the Special Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reclassification.
Purpose and Structure of the Reclassification
The purposes of the Reclassification are the following:
•
Consolidate ownership of our existing Series A Unit in less than 300 members of record, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $425,000 on an annual basis. By eliminating the requirement to make periodic reports and reducing the expenses of member communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters and by avoiding the additional expenses associated with the increased compliance and disclosure requirements relating from the new climate change regulations as well as those associated with becoming an accelerated filer.

•	Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.
•	Allow our management and employees to redirect time and resources spent on SEC reporting obligations and member administrative duties to our core business.
•	Reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.
For further background on the reasons for undertaking the Reclassification at this time, see “Reclassification and Deregistration — Overview of the Reclassification and Proposed Operating Agreement” beginning on page 23 and “Reclassification and Deregistration — Reasons for the Reclassification; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation” beginning on page 28.
The structure of the Reclassification will give all our members the opportunity to retain an equity interest in SIRE and therefore to participate in any future growth and earnings of the Company.
Because we are not cashing out any of our members, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this Proxy Statement.
Our Board elected to structure the transaction to take effect at the record holder level, meaning that we will look at the number of units registered in the name of a single holder to determine how that holder’s units will be reclassified. The Board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many members would receive Series B Units, Series C Units or Series D Units because we will be able to have a complete and final list of all record members at the effective time of the reclassification. Overall, our Board determined that structuring the Reclassification as one that would affect members at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration. For further background on the alternative structures considered by our Board of Directors please see “Reclassification and Deregistration — Background of the Reclassification and Proposed Operating Agreement” beginning on page 24 and “Reclassification and Deregistration — Reasons for the Reclassification; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation” beginning on page 28.
Effects of the Reclassification on SIRE; Plans or Proposals after the Reclassification
The Reclassification will have various positive and negative effects on SIRE, which are described below.
Effect of the Reclassification on Our Outstanding Units.
The amendments to our Current Operating Agreement will authorize the issuance of four separate and distinct series of units, Series A Units, Series B Units, Series C Units and Series D Units. As of the Record Date, the number of outstanding units was 8,975. Based upon our best estimates, if the Reclassification had been consummated as of the Record Date, approximately 5,084 units would be reclassified as Series A Units, approximately 1,893 Units would be reclassified as Series B Units, approximately 1,614 Units would be reclassified as Series C Units and approximately 384 Units would be reclassified as Series D Units. The total number of Series A Members of record would be approximately 204, the total number of Series B Members of record would be approximately 219, the total number of Series C Members of record would be approximately 269 and the total number of Series D Members of record would be approximately 131. We have no other current plans, arrangements or understandings to issue any units as of the date of this proxy statement.
Termination of Securities Exchange Act Registration and Reporting Requirements
Upon the completion of the Reclassification, we expect that our current series of registered units, which will continue to be classified as Series A Units, will be held by fewer than 300 record members and each of the Series B Units, Series C Units and Series D Units will be held by fewer than 500 record members. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Exchange Act.
The suspension of these filing requirements will substantially reduce the information required to be furnished by us to our members and to the SEC. Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $425,000 on an annual basis. These costs are broken down as follows:
Accounting and Auditing Expenses	$160,000
SEC Counsel	$125,000
Staff and Executive Time	$68,000
Testing Control Internal Audits	$30,000
XBRL EDGARization Compliance Costs	$30,000
Miscellaneous, Including Printing and Mailing	$12,000
Total	$425,000
We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the Reclassification. Following completion of the Reclassification, we intend to continue to make available to our members annual and quarterly financial information about SIRE.
Potential Registration of the New Series of Units or Discontinuation of our Suspended Duty to Report on Series A Units.
After the Reclassification, we anticipate that there will be up to approximately 219 Series B Members of record, 269 Series C Members of record and 131 Series D Members of record. If the number of record holders of our Series B Units, Series C Units or Series D Units exceeds 500 on the last day of any given fiscal year, SIRE will be required to register the Series B Units, Series C Units or Series D Units under Section 12(g) of the Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the Proposed Operating Agreement contains a provision that denies the Company the authority to allow any transfer of Series B Units, Series C Units or Series D Units if it will result in the Series B Units, Series C Units or Series D Units being held by 500 or more respective holders of record. We do not expect any significant change in the number of record holders of Series B Units, Series C Units or Series D Units in the near term that will obligate us to register our Series B Units, Series C Units or Series D Units.
Similarly, if the number of our Series A Members of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the Proposed Operating Agreement also contains a provision that denies the Company the authority to allow any transfer of Series A Units if it will result in the Series A Units being held by 300 or more holders of record. We estimate that following the Reclassification, we will have 204 Series A Members of record and do not anticipate any significant change in the number of Series A Members of record that would obligate us to resume our periodic reporting with the SEC.
Effect on Trading of Units
Our units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service (“QMS”), an alternative trading system as defined by the SEC. Persons interested in buying or selling units first contact the QMS with notice of their desire to buy or sell units. Their offer to buy or sell units is then posted on the QMS website with their contact information. Persons interested in buying or selling units as listed on the website are encouraged to contact the offeror or to negotiate transaction details. Once the terms of the transaction are agreed upon, the member will contact QMS to arrange the transfer of the units according to the qualified matching service rules and procedures we have put in place at the Company.
Because we will no longer be required to maintain current public information by filing reports with the SEC, and because our units will only be tradable in privately negotiated transactions, the liquidity of our units may be reduced following the Reclassification. We do expect however that trading of our units will continue to be facilitated through a QMS or other alternative trading system following consummation of the Reclassification. In order to comply with all tax and securities laws for the continued operation of the QMS, in some cases we may be required to maintain and make available information similar in nature to the information we were required to file with the SEC while we were a reporting company. We may continue to incur expenses to meet these requirements and maintain our QMS.
Financial Effects of the Reclassification
We expect that the professional fees and other expenses related to the Reclassification of approximately $200,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See “Reclassification and Deregistration — Fees and Expenses” beginning on page 48 for a description of the fees and expenses we expect to incur in connection with the Reclassification. See “Reclassification and Deregistration — Financing of the Reclassification” on page 46 for a description of how the Reclassification will be financed.
Effect on Conduct of Business after the Transaction
We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.
Effect on Our Directors and Executive Officers
It is not anticipated that the Reclassification or the approval of the amendments set forth in the Proposed Operating Agreement will have any effect on our directors and executive officers, other than with respect to their relative unit ownership of the various series of units if the Reclassification and the Restated Operating Agreement Proposals are approved. Units will be issued to our directors and executive officers on the same basis as for our unaffiliated members. Assuming no intervening change to their record ownership of units, four of our directors beneficially own at the record holder level more than 11 units, and therefore, such units will remain classified as Series A Units if the Reclassification is implemented. Additionally, assuming no intervening change to their record ownership of units, one of our directors also beneficially own at the record holder level between 10 and 7 units, and therefore, such units will be reclassified as Series B Units if the Reclassification is implemented.
The annual compensation paid by us to our officers and directors will not increase as a result of the Reclassification, nor will the Reclassification result in any material alterations to any existing employment agreements with our officers.
Plans or Proposals
Other than as described in this Proxy Statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our Board of Directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the Reclassification and becoming a non-SEC reporting company. Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our units or entering into any other arrangement or transaction the Board may deem appropriate and in the best interests of the Company.
Effects of the Reclassification and the Proposed Operating Agreement on Members of SIRE
The general effects of the Reclassification and the amendments set forth in the Proposed Operating Agreement on the members of SIRE are described below.

Effects on Affiliated and Unaffiliated Series A Members
The Reclassification and the amendments set forth in the Proposed Operating Agreement will have both positive and negative effects on the Series A Members. All of these changes will affect affiliated and unaffiliated Series A Members in the same way. The Board of Directors considered each of the following effects in determining to approve the Reclassification and each of the Restated Operating Agreement Proposals.
Benefits	Detriments
As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series A Members will:

• Continue to hold an equity interest in SIRE and participate with all other holders of our units (regardless of series) in our profits, losses and the receipt of distributions on a pro rata basis and on the same basis that they would participate absent a Reclassification;

• Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

• Continue to have the right to elect directors;

• Continue to be entitled to vote on all matters brought before the members of SIRE, except as otherwise provided by the Proposed Operating Agreement or Iowa law;

• Continue to be entitled to nominate persons to serve as directors with 5% or more of all units outstanding; and

• Continue to be entitled to call meetings of the members which may be done by Series A Members and Series B Members jointly holding 30% or more of all units outstanding.

As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series A Members will:

• Hold unregistered securities and therefore will lose the benefits of holding Section 12 registered securities, such as access to the information concerning SIRE required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to members, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act;

• Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer and be subject to new transfer restrictions including a right of first refusal requirement, drag-along restrictions, and possible redemption of units by the Company in the event of an involuntary transfer event;

• Bear transfer restrictions as provided in our Proposed Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any transfer of Series A Units;

• Have a reduced voting threshold (a majority of the Series A Members compared to unanimous consent by all members) applicable to certain Board actions and a reduced voting threshold (a majority of the Series A Members, Series B Members and Series C Members compared to a sixty-six and two-thirds majority of all members) for the dissolution, merger or disposition of all or substantially all of the assets of the Company;

• Bear the risk of a decrease in the market value of the Series A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units; and

• Lose the right to vote on amendments to the Proposed Operating Agreement to make certain immaterial or administrative changes or changes required by applicable law.

Effects on Affiliated and Unaffiliated Series B Members
The Reclassification and the amendments set forth in the Proposed Operating Agreement will have both positive and negative effects on the Series B Members. All of these changes will affect affiliated and unaffiliated Series B Members in the same way. The Board of Directors considered each of the following effects in determining to approve the Reclassification and each of the Restated Operating Agreement Proposals.
Benefits	Detriments
As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series B Members will:

• Continue to hold an equity interest in SIRE and participate with all other holders of our units (regardless of series) in our profits, losses and the receipt of distributions on a pro rata basis and on the same basis that they would participate absent a Reclassification;

• Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

• Continue to have the right to elect directors;

• Retain the right to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series B Members or (ii) alter the economic interests of the Series B Members, (b) dissolution, merger and dispositions of all or substantially all the Company’s assets and (c) other matters that require a vote of at least a majority of the outstanding units under Iowa law;

• Be entitled to nominate persons to serve as directors with 10% or more of all units outstanding; and

• Be entitled to call meetings of the members which may be done by Series A Members and Series B Members jointly holding 30% or more of all units outstanding.

As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series B Members will:

• Be required to have their units reclassified involuntarily as Series B Units, for which they will receive no additional consideration;

• Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer and be subject to new transfer restrictions including a right of first refusal requirement, drag-along restrictions, and possible redemption of units by the Company in the event of an involuntary transfer event;

• Bear transfer restrictions as provided in our Proposed Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any transfer of Series B Units;

• Lose the right to vote on certain Board actions which previously required unanimous member consent and have a reduced voting threshold (a majority of the Series A Members, Series B Members and Series C Members compared to a sixty-six and two-thirds majority of all members) for the dissolution, merger or disposition of all or substantially all of the assets of the Company;

• Bear the risk of a decrease in the market value of the Series B Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units; and

• Lose the right to vote on amendments to the Proposed Operating Agreement except amendments which modify the limited liability of Series B Members or alter the economic interests of the Series B Members.

Effects on Affiliated and Unaffiliated Series C Members
The Reclassification and the amendments set forth in the Proposed Operating Agreement will have both positive and negative effects on the Series C Members. All of these changes will affect affiliated and unaffiliated Series C Members in the same way. The Board of Directors considered each of the following effects in determining to approve the Reclassification and each of the Restated Operating Agreement Proposals.

Benefits	Detriments
As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series C Members will:

• Continue to hold an equity interest in SIRE and participate with all other holders of our units (regardless of series) in our profits, losses and the receipt of distributions on a pro rata basis and on the same basis that they would participate absent a Reclassification;

• Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

• Continue to have the right to elect directors; and

• Retain the right to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series C Members or (ii) alter the economic interests of the Series C Members, (b) dissolution, merger and dispositions of all or substantially all the Company’s assets and (c) matters that require a vote of at least a majority of the outstanding units under Iowa law.

As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series C Members will:

• Be required to have their units reclassified involuntarily as Series C units, for which they will receive no additional consideration;

• Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer and be subject to new transfer restrictions including a right of first refusal requirement, drag-along restrictions, and possible redemption of units by the Company in the event of an involuntary transfer event;

• Bear transfer restrictions as provided in our Proposed Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any transfer of Series C Units;

• Lose the right to vote on certain Board actions that previously required unanimous member consent and have a reduced voting threshold (a majority of the Series A Members, Series B Members and Series C Members compared to a sixty-six and two-thirds majority of all members) for the dissolution, merger or disposition of all or substantially all of the assets of the Company;

• Bear the risk of a decrease in the market value of the Series C Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units;

• Not have the right to nominate directors or call special meetings; and

• Lose the right to vote on amendments to the Proposed Operating Agreement except amendments which modify the limited liability of Series C Members or alter the economic interests of the Series C Members.

Effects on Affiliated and Unaffiliated Series D Members
The Reclassification and the amendments set forth in the Proposed Operating Agreement will have both positive and negative effects on the Series D Members. All of these changes will affect affiliated and unaffiliated Series D Members in the same way. The Board of Directors considered each of the following effects in determining to approve the Reclassification and each of the Restated Operating Agreement Proposals.
Benefits	Detriments
As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series D Members will:

• Continue to hold an equity interest in SIRE and participate with all other holders of our units (regardless of series) in our profits, losses and the receipt of distributions on a pro rata basis and on the same basis that they would participate absent a Reclassification;

• Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

• Continue to have the right to elect directors; and

• Retain the right to vote on (a) amendments to the Proposed Operating Agreement that (i) modify the limited liability of Series D Members or (ii) alter the economic interests of the Series D Members, and
(b) matters that require a vote of at least a majority of the outstanding units under Iowa law.

As a result of the Reclassification and the approval of Restated Operating Agreement Proposals, the Series D Members will:

• Be required to have their units reclassified involuntarily as Series D units, for which they will receive no additional consideration;

• Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer and be subject to new transfer restrictions including a right of first refusal requirement, drag-along restrictions, and possible redemption of units by the Company in the event of an involuntary transfer event;

• Bear transfer restrictions as provided in our Proposed Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any transfer of Series D Units;

• Lose the right to vote on the dissolution, merger or disposition of all or substantially all of the assets of the Company which previously required approval of sixty-six and two thirds of all members and certain Board actions that previously required unanimous member consent;

• Bear the risk of a decrease in the market value of the Series D Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units;

• Not have the right to nominate directors or call special meetings; and

• Be subject to a call right by the Company pursuant to which the Company may elect to purchase all, but not less than all, of the Series D Members units for fair market value; and

• Lose the right to vote on amendments to the Proposed Operating Agreement except amendments which modify the limited liability of Series D Members or alter the economic interests of the Series D Members.

Effects of the Reclassification on Affiliated Members
In addition to the effects of the Reclassification on members generally, which are described in the previous section, the Reclassification will have some additional effects on our directors and executive officers. As used in this proxy statement, the term “affiliated members” means any member who is a director or executive officer of SIRE and the term “unaffiliated member” means any member other than an affiliated member.
As a result of the Reclassification, our affiliated members will:
•
Have no further reporting obligations under the Exchange Act. After the Reclassification, our units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about director and executive compensation and unit ownership will not be publicly available; and

•
Our affiliated unit holders will lose the availability of the Rule 144 safe harbor for transfers. Because our units will not be registered under the Exchange Act after the Reclassification and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144 of the Securities Act, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Units of SIRE
It is important that our members understand how units that are held by them in “street name” will be treated for purposes of the Reclassification described in this proxy statement. Members who have transferred their units of SIRE into a brokerage or custodial account are no longer shown on our unit holder register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of SIRE that its clients have deposited with it through a single nominee; this is what is meant by “street name.” If that single nominee is the unit holder of record of 11 or more units, then the units registered in that nominee’s name will remain classified as Series A Units. If that single nominee is the unit holder of record of between 7 and 10 units, then the units registered in that nominee’s name will be reclassified as Series B Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the Reclassification to affect you. Because other “street name” holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the Reclassification, you may have no way of knowing how your units will be reclassified in the transaction.
Interests of Certain Persons in the Reclassification
Our directors and executive officers who are also members will participate in the Reclassification in the same manner and to the same extent as all of our other members. Assuming no intervening change to their record ownership of units, four of our directors beneficially own at the record holder level more than 11 units, and therefore, such units will remain classified as Series A Units if the Reclassification is implemented. Additionally, assuming no intervening change to their record ownership of units, one of our directors beneficially owns at the record holder level between 7 and 10 units, and therefore, such units will be reclassified as Series B Units if the Reclassification is implemented.
Because of the voting restrictions placed on Series B Units, Series C Units and Series D Units, the directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors unanimously approved the Reclassification and each of the Restated Operating Agreement Proposals and are recommending that you approve the Reclassification and each of the Restated Operating Agreement Proposals. Despite this potential conflict of interest, the Board believes the proposed Reclassification and the amendments set forth in the Proposed Operating Agreement are fair to all of our members for the reasons discussed in the proxy statement.
The fact that four of our directors’ percentage ownership of Series A Units will increase relative to such director’s percentage ownership of all units prior to the Reclassification was not a consideration in the Board’s decision to approve the Reclassification, the Proposed Operating Agreement or in deciding its terms, including setting the 11 unit threshold for Series A Units. In this regard, the directors as a group will be treated exactly the same as other members. In addition, the Board determined that any potential conflict of interest created by the directors’ ownership of our Series A Units is relatively insignificant. The increase in each director’s percentage ownership of our Series A Units resulting from the Reclassification relative to such director’s percentage ownership of all units prior to the Reclassification is expected to be insignificant. As a group, as of the Record Date these directors and executive officers collectively beneficially held and had voting power over approximately 158 units, or 1.76% of our units. If the Reclassification is approved, our directors and executive officers would collectively hold and have voting power over approximately 2.95% of the Series A Units and 2.26% of the total Series A Units and Series B Units combined. This is very unlikely to have a practical effect on their collective ability to control the Company.
Our Board of Directors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement under the captions “Reclassification and Deregistration — Background of the Reclassification and Proposed Operating Agreement” beginning on page 24, “Reclassification and Deregistration — Reasons for the Reclassification; Fairness of the Reclassification and Proposed Operating Agreement; Board Recommendation,” beginning on page 28 and “Reclassification and Deregistration — Effects of the Reclassification and the Proposed Operating Agreement on Members of SIRE” beginning on page 40.
As of the date of this filing, none of our executive officers or directors has indicated to us that he or she intends to sell some or all of his units or acquire units during the period between the public announcement of the Reclassification and the effective date of the Reclassification. In addition, as of the date of this filing, none of these individuals has indicated his or her intention to divide his or her units among different record holders, or combine his or her units in the name of a single record holder, during the period between the public announcement of the Reclassification and the effective date of the Reclassification.
Financing of the Reclassification
We estimate that the Reclassification will cost approximately $200,000, consisting of professional fees and other expenses payable by or related to the Reclassification. See “Reclassification and Deregistration — Fees and Expenses” beginning on page 48 for a breakdown of the expenses associated with the Reclassification. We intend to pay the expenses of the Reclassification with working capital.
Material Federal Income Tax Consequences of the Reclassification
The following is a summary of the U.S. federal income tax consequences of the Reclassification to the Company and to members of the Company who are U.S. holders (as defined below). The discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to particular members. The discussion is based on current law, which is subject to change, possibly with retroactive effect. The discussion applies only to U.S. holders who hold units as capital assets. This discussion does not apply to certain types of holders (such as U.S. holders who acquired units under an employee benefit plan, insurance companies, tax-exempt organizations and retirement plans (including, without limitation, 401(k) plans), banks and other financial institutions, traders, broker-dealers, dealers in securities or foreign currencies, S corporations, partnerships or mutual funds, persons who hold or have held units as part of a straddle or a hedge, integrated constructive sale or conversion transaction for tax purposes, persons subject to alternative minimum tax or persons with a functional currency other than the U.S. dollar) who may be subject to special rules. In addition, this discussion does not address the tax consequences to a member who, for U.S. federal income tax purposes, is not a U.S. holder. Any member who is not a U.S. holder may be subject to different tax consequences than those described below and is urged to consult its tax advisors regarding its tax treatment under U.S. and non-U.S. tax laws. This discussion does not address any state, local or foreign tax consequences of the reclassification of the units. For purposes of this discussion, a “U.S. holder” is any individual, corporation, estate or trust that is a beneficial holder of a Unit and that is for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the United States or any political subdivision thereof;
•	an estate whose income is subject to U.S. federal income taxation regardless of its source;
•	a trust (1) if a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S.; or
•	persons have the authority to control all of the trust’s substantial decisions or (2) which has made an election to be treated as a U.S. person.

If a partnership or other pass-through entity holds units, the tax treatment of a partner or owner of such partnership or other pass-through entity generally will depend upon the status of the partner or owner and the activities of the partnership or pass-through entity. Accordingly, we urge partnerships and other pass- through entities that hold units and partners or owners in such partnerships or pass-through entities to consult their tax advisors regarding the tax consequences to them of the Reclassification.
Federal Income Tax Consequences to the Company
The reclassification of units pursuant to the adoption of the Proposed Operating Agreement will likely be treated as a tax-free “recapitalization” for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to the Company. The Reclassification will not affect the status of the Company as a partnership for federal income tax purposes.
Federal Income Tax Consequences to Members
The Reclassification will have the following federal income tax consequences for most members:
•
Members will not recognize any gain or loss as a result of the Reclassification regardless of whether their units remain classified as Series A Units or are reclassified as Series B Units, Series C Units or Series D Units;

•
Series A Members, Series B Members, Series C Members and Series D Members will have an adjusted tax basis in their Series A Units, Series B Units, Series C Units or Series D Units, as the case may be, immediately after the reclassification of units equal to their adjusted tax basis in their original units immediately before the reclassification, and their holding periods for their Series A Units, Series B Units, Series C Units or Series D Units, as the case may be, will include the period of time they held their original units;

•
A holder of Series A Units, Series B Units, Series C Units or Series D Units will have a capital account balance as a member of the Company immediately after the reclassification in an amount equal to such holder’s capital account balance immediately before the reclassification; and

•	There will be no effect on the allocation of profits or losses by the Company in the tax year in which the Reclassification is implemented or thereafter.
The discussion of anticipated material United States federal income tax consequences of the Reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.
Appraisal and Dissenters’ Rights
Under Iowa law, members do not have appraisal or dissenters’ rights in connection with the Reclassification. Other rights or actions under Iowa law or federal or state securities laws may exist for members who can demonstrate that they have been damaged by the Reclassification. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, member challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions. Members also do not have any appraisal or dissenters’ rights under the Current Operating Agreement.
Regulatory Requirements
In connection with the Reclassification, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this Proxy Statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses
We will be responsible for paying the Reclassification related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $200,000, assuming the Reclassification is completed. This amount consists of the following estimated fees:
Description	Amount
Legal fees and expenses	$150,000
Printing and mailing	$40,000
Miscellaneous	$10,000
Total	$200,000

THE SIXTH AMENDED AND RESTATED OPERATING AGREEMENT
Overview of Amendments Regarding Unit Reclassification
The Company is organized as an Iowa limited liability company under Chapter 322C of the Iowa Revised Uniform Limited Liability Company Act (the “Act”). As such, the principal document establishing the rights and duties of the members of the Company, the provisions under which the Company is governed and operated, the methods used to allocate our profits and losses and maintain members’ capital accounts, the timing and manner in which cash distributions are made to investors, the limitations on members’ ability to transfer their membership interests, the events causing the Company to dissolve and the actions to be taken in that event, along with a number of other matters, are set forth in a document called an operating agreement. The Company adopted the Current Operating Agreement on June 19, 2020. All members of the Company are parties to, and bound by the terms of, the Current Operating Agreement. Among other things, the Current Operating Agreement provides that the interests of all members are designated by a single series of membership interest referred to as a “Series A Unit” or “Unit.” As a result, the rights and privileges of all members under the Current Operating Agreement are the same.
The Reclassification would be implemented through a proposed group of interrelated amendments to the Current Operating Agreement that, if adopted, will: (a) result in the existing single series of units being divided into four separate series of units, which will be designated Series A Units, Series B Units, Series C Units and Series D Units, (b) establish the distinct rights and obligations of these four series of units and (c) provide how the existing units will be reclassified into the four series of units.
Under the Proposed Operating Agreement, members that continue to hold units classified as Series A Units will have similar rights and obligations under the Proposed Operating Agreement as the holders of our existing Series A Units have under the Current Operating Agreement; however, under the Proposed Operating Agreement, the voting threshold applicable to certain Board actions for which the Series A Members retain the right to vote has been reduced from a the unanimous consent of all members to the majority of Series A Members, the voting thresholds applicable to the dissolution, merger or disposition of all or substantially all of the assets of the Company has been reduced from a sixty-six and two-thirds majority of all members to a majority of the Series A Members, Series B Members and Series C Members and the Series A Units will be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag-along provisions.
The rights of members receiving Series B Units, Series C Units and Series D Units will change substantially and, among other things, they will have significantly more limited voting rights than they currently have under the Current Operating Agreement and they will also be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag-along provisions and for Series D Units, a Company call right.
Neither the Reclassification nor any of the amendments set forth in the Proposed Operating Agreement will deprive any member of their right to vote for the election of directors.
Neither the Reclassification nor any of the amendments set forth in the Proposed Operating Agreement will change the rights of any member with respect to cash distributions, rights upon liquidation of the Company, or the allocation of Company profits and losses. Each series of units created pursuant to the Reclassification will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of units held by a member. As a result, each series of units created as a result of the Reclassification will have economic rights which are the same as the existing single series of units.
The Proposed Operating Agreement also includes certain amendments designed to modernize the Current Operating Agreement. to incorporate provisions and terms that have become more customary since the initial adoption of the Company’s operating agreement, to provide the Board with flexibility to address administrative and immaterial changes and changes required by applicable law and to better position the Company to negotiate strategic transactions with third parties which could increase the overall market value of the Company.
The proposed amendments to the Current Operating Agreement are discussed in greater detail under each of the individual Restated Operating Agreement Proposals set forth below. See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement.”

DESCRIPTION OF UNITS
Comparison of the Units Before and After the Reclassification and Adoption of the Proposed Operating Agreement
Each of our members is a party to, and bound by the terms of, the Current Operating Agreement, which establishes the rights and privileges associated with the units in our Company. Under the Current Operating Agreement, there is only one series of units and all members have identical rights and privileges.
If the Company’s members vote to approve the Reclassification and each of the Restated Operating Agreement Proposals, and the Reclassification is implemented by the Board, the existing units held by members owning 11 or more units on the effective date of the Proposed Operating Agreement will continue to be classified as Series A Units and members holding such Series A Units will continue to be referred to as Series A Members. The rights and privileges of the Series A Members will be similar to those associated with the existing units; however, under the Proposed Operating Agreement the Series A Members will lose the right to vote on certain amendments to the Proposed Operating Agreement, the voting threshold applicable to the approval of certain Board actions and the dissolution, merger and disposition of all or substantially all of the assets of the Company will be reduced, the Series A Units will be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag-along provisions.
If the Company’s members vote to approve the Reclassification and each of the Restated Operating Agreement Proposals, and the Reclassification is implemented by the Board, a new series of units will be created and designated as Series B Units. The existing units will be reclassified as Series B Units with respect to each member who is the record holder of between 10 and 7 units on the effective date of the Proposed Operating Agreement. Such members will be referred to as “Series B Members.” The rights and privileges of the Series B Members will be set forth in the Proposed Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing units and the Series B Members will lose the right to vote on certain Board actions and amendments to the Proposed Operating Agreement other than amendments that (i) modify the limited liability of Series B Members or (ii) alter the economic interests of the Series B Members, and the voting threshold applicable to the approval of the dissolution, merger and disposition of all or substantially all of the assets of the Company will be reduced. Similar to the Series A Units, the Series B Units will also be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag-along provisions.
If the Company’s members vote to approve the Reclassification and each of the Restated Operating Agreement Proposals, and the Reclassification is implemented by the Board, a new series of units will be created and designated as Series C Units. The existing units will be reclassified as Series C Units with respect to each member who is the record holder of exactly 6 units on the effective date of the Proposed Operating Agreement. Such members will be referred to as Series C Members. The rights and privileges of the Series C Members will be set forth in the Proposed Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing units and the Series C Members will lose the right to vote on certain Board actions and amendments to the Proposed Operating Agreement other than amendments that (i) modify the limited liability of Series C Members or (ii) alter the economic interests of the Series C Members, and the voting threshold applicable to the approval of the dissolution, merger and disposition of all or substantially all of the assets of the Company will be reduced. Similar to the Series A Units and the Series B Units, the Series C Units will also be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag-along provisions.
If the Company’s members vote to approve the Reclassification and each of the Restated Operating Agreement Proposals, and the Reclassification is implemented by the Board, a new series of units will be created and designated as Series D Units. The existing units will be reclassified as Series D Units with respect to each member who is the record holder of five or less units on the effective date of the Proposed Operating Agreement. Such members will be referred to as Series D Members. The rights and privileges of the Series D Members will be set forth in the Proposed Operating Agreement. These rights and privileges will be materially different from the rights and privileges of the existing units the Series D Members will lose the right to vote on certain Board actions, the dissolution, merger and disposition of all or substantially all of the assets of the Company and amendments to the Proposed Operating Agreement other than amendments that (i) modify the limited liability of Series D Members or

(ii) alter the economic interests of the Series D Members. Similar to the Series A Units, the Series B Units and the Series C Units, the Series D Units will also be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag-along provisions. In addition, the Series D Units will be subject to the new Company call right giving the Company the right to purchase all, but not less than all, of the Series D Units held by a Series D Member.
The rights and references of the Series A Units, Series B Units, Series C Units and Series D Units are set forth in the Proposed Operating Agreement and are discussed in greater detail below in the Restated Operating Agreement Proposals. See “Proposals 2 Through 4 – Amend and Restate Our Fifth Amended and Restated Operating Agreement.” We have also included a blacklined version of the Current Operating Agreement marked to show the amendments as Appendix C to this proxy statement.
The following is a comparative summary of the material rights and privileges of the existing units and the rights and privileges of the Series A Units, Series B Units, Series C Units and Series D Units as set forth in the Proposed Operating Agreement. However, this is a summary only and does not purport to be a complete description of the terms of the Current Operating Agreement or the Proposed Operating Agreement. If any disclosure made in this proxy statement, including the summary below, is inconsistent with any provision of the Current Operating Agreement or the Proposed Operating Agreement, the provision of the Current Operating Agreement or the Proposed Operating Agreement, as applicable, will control. WE STRONGLY URGE ALL MEMBERS TO REVIEW EACH OF THE RESTATED OPERATING AGREEMENT PROPOSALS AS WELL AS THE ENTIRE PROPOSED OPERATING AGREEMENT PRIOR TO RETURNING YOUR PROXY.
	EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
		Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
Allocation of Profits and Losses and Cash Distribution Rights	All members share in the allocation of profits and losses and in cash distributions on a pro rata basis.	Series A Members will share in the allocation of profits and losses and in cash distributions on a pro rata basis with all other members regardless of class or series.	Series B Members have the same rights as Series A Members.	Series C Members have the same rights as Series A Members.	Series D Members have the same rights as Series A Members.

Liquidation Rights	All members share in any distributions of assets upon the Company’s liquidation on a pro rata basis.	Series A Members will share in any distributions of assets upon the Company’s liquidation on a pro rata basis with all other members regardless of class or series.	Series B Members have the same rights as Series A Members.	Series C Members have the same rights as Series A Members.	Series D Members have the same rights as Series A Members.

Voting Rights	All members are entitled to vote on: (a) the election of directors, (b) amendments to the Current Operating Agreement that require member consent and (c) matters requiring the consent of
Series A Members are entitled to vote on: (i) the election of directors, (ii) amendments to the Proposed Operating Agreement that require member consent and (iii) all matters requiring the consent of members under the Proposed Operating Agreement

Series B Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series B Members or (b) alter the

Series C Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series C Members or (b) alter the
Series D Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series D Members

EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
	Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)

members under the Current Operating Agreement and Iowa law.

Unanimous approval of all members is required to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation. Series A Members (together with the Series B Members and Series C Members)

Approval by a sixty-six and two-

and Iowa law.
Series A Members will have the right to approve, by a majority of the Series A Members (changed from unanimous approval of all members), actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation.

The right of Series A Members (together with the Series B Members and Series C Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C

economic interests of the Series B Members, (iii) dissolution, merger and dispositions of all or substantially all assets, and (iv) any matters that require approval by a majority of the outstanding units under Iowa law.

The right of Series B Members (together with the Series A Members and Series C Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a sixty-six and two-thirds majority of all members.

Series B Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of economic interests of the Series C Members, (ii) dissolution, merger and dispositions of all or substantially all assets, and (iii) any matters that require approval by a majority of the outstanding units under Iowa law.

The right of Series C Members (together with the Series A Members and Series B Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a sixty-six and two-thirds majority of all members.

Series C Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of or (b) alter the economic interests of the Series D Members, and (iii) any matters that require approval by a majority of the outstanding units under Iowa law.

Series D Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, (b) the dissolution, merger

	EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
		Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
thirds majority of all members is required for the dissolution, merger and disposition of all or substantially all assets of the Company.
Members rather than a sixty-six and two-thirds majority of all members.

Series A Members will no longer have the right to vote on amendments to the Proposed Operating Agreement for certain immaterial or administrative changes or changes required by applicable law.

this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, or (b) any amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series B Members or (b) alter the economic interests of the Series B Members.

this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, or (b) any other amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series C Members or (b) alter the economic interests of the Series C Members.

and disposition of all or substantially all assets of the Company or (c) amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series D Members or (b) alter the economic interests of the Series D Members.

Right to Call Member Meetings	Members holding at least 30% of the outstanding units is entitled to call a meeting of members.
Series A Members are entitled to vote on: (i) the election of directors, (ii) amendments to the Proposed Operating Agreement that require member consent and (iii) all matters requiring the consentof members under the Proposed Operating Agreement and Iow a law.

Series A Members are

Series B Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series B Members or (b) alter the economic interests of the Series B Members, (iii) dissolution,

Series C Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series C Members or (b) alter the economic interests of the Series C Members, (ii) dissolution,

Series D Members are entitled to vote only on: (i) the election of directors, (ii) those amendments to the Proposed Operating Agreement that (a) modify the limited liability of Series D Members or (b) alter the economic interests of the Series D Members, and

EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
	Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)

entitled to vote on: (i) the election of directors, (ii) amendments to the Proposed Operating Agreement that require member consent and (iii) all matters requiring the consent of members under the Proposed Operating Agreement and Iowa law.

Series A Members will have the right to approve, by a majority of the Series A Members (changed from unanimous approval of all members), actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation.

merger and dispositions of all or substantially all assets, and (iv) any matters that require approval by a majority of the outstanding units under Iowa law.

The right of Series B Members (together with the Series A Members and Series C Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a sixty-six and two-thirds majority of all members.

Series B Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make merger and dispositions of all or substantially all assets, and (iii) any matters that require approval by a majority of the outstanding units under Iowa law.

The right of Series C Members (together with the Series A Members and Series B Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a sixty-six and two-thirds majority of all members.

Series C Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make

(iii) any matters that require approval by a majority of the outstanding units under Iowa law.

Series D Members will no longer have the right to approve (a) actions of the Board to (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, (b) the dissolution, merger and disposition of all or substantially all assets of the Company or (c)

	EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
		Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)

The right of Series A Members (together with the Series B Members and Series C Members) to approve the dissolution, merger and disposition of all or substantially all assets of the Company is by a majority of the Series A Members, Series B Members and Series C Members rather than a sixty-six and two-thirds majority of all members.

Series A Members will no longer have the right to vote on amendments to the Proposed Operating Agreement for certain immaterial or administrative changes or changes required by applicable law.

it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, or (b) any amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series B Members or (b) alter the economic interests of the Series B Members.

it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, or (b) any other amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series C Members or (b) alter the economic interests of the Series C Members.
amendments to the Proposed Operating Agreement other than amendments that (a) modify the limited liability of Series D Members or (b) alter the economic interests of the Series D Members.

Right to Nominate Directors	Members holding at least 5% of all units may nominate persons to serve as directors.	Series A Members holding at least 5% of all units may nominate persons to serve as directors.	Series B Members holding at least 10% of all units may nominate persons to serve as directors.	Series C Members may not nominate persons to serve as directors.	Series D Members may not nominate persons to serve as directors.

General Transfer Restrictions	Members may not transfer units without Board approval which the Board may withhold at its discretion and subject to satisfaction or waiver by the Board of certain
Series A Members may not transfer units without Board approval which the Board may withhold at its discretion and subject to satisfaction or waiver by the Board of certain conditions and requirements in the Proposed Operating Agreement and the Unit
			Series B Members will be subject to the same general transfer restrictions as Series A Members.	Series C Members will be subject to the same general transfer restrictions as Series A Members.	Series D Members will be subject to the same general transfer restrictions as Series A Members.

	EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
		Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
	conditions and requirements in the Current Operating Agreement and the Unit Transfer Policy.	Transfer Policy.

Company Right of First Refusal	Members are not currently subject to a right of first refusal under the Current Operating Agreement.
The Company has a right of first refusal to purchase all or any portion of a Series A Member’s units that the Series A Member proposes to transfer at the same price and on the same conditions as those offered to or by the prospective transferee.
			Series B Members are subject to the Company right of first refusal the same as Series A Members.	Series C Members are subject to the Company right of first refusal the same as Series A Members.	Series D Members are subject to the Company right of first refusal the same as Series A Members.

Company Purchase Right -- Involuntary Transfer	The Company does not currently have a right to purchase units from members in connection with an involuntary transfer event under the Current Operating Agreement.	The Company has the right and option to purchase all, or any portion of, the Series A Units held by a Series A Member at fair market value in the event of an involuntary transfer event.	Series B Members are subject to the Company purchase right upon an involuntary transfer event the same as Series A Members.	Series C Members are subject to the Company purchase right upon an involuntary transfer event the same as Series A Members.	Series D Members are subject to the Company purchase right upon an involuntary transfer event the same as Series A Members.

Company Call Right	The Company does not currently have a right to call any units under the Current Operating Agreement.	Series A Members are not subject to the Company call right.	Series B Members are not subject to the Company call right.	Series C Members are not subject to the Company call right.	The Company has the right and option to buy back all, but not less than all, of the Series D Units held by any Series D Member at fair market value.

Drag-Along Provisions	Members are not currently subject to a right of first refusal under the Current Operating Agreement.
If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all
			If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such	If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such	If Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such

	EXISTING UNITS	UNITS AFTER THE RECLASSIFICATION AND APPROVAL OF THE PROPOSED OPERATING AGREEMENT
		Series A (11 or More Units)	Series B (7 - 10 Units)	Series C (6 Units)	Series D (1 – 5 Units)
		members, including other Series A Members, to sell their units or vote in favor of the Change of Control transaction.	Series A Members and Series B Members have the right to require all members, including other Series B Members, to sell their units or vote in favor of the Change of Control transaction.	Series A Members and Series B Members have the right to require all members, including the Series C Members, to sell their units or vote in favor of the Change of Control transaction.	Series A Members and Series B Members have the right to require all members, including the Series D Members, to sell their units or vote in favor of the Change of Control transaction.

Conversion of Units	The existing units do not have any conversion features.
Upon the effective date of a transfer of units, if the number of units held of record by either the transferee or the transferor falls within the ownership level of a different series of units, then upon the effective date of such transfer, all units held of record by the transferee and transferor will automatically convert into the different series of units.
			Series B Units have the same conversion features as the Series A Units.	Series C Units have the same conversion features as the Series A Units.	Series D Units have the same conversion features as the Series A Units.

Information and Access Rights	Members are entitled to receive financial reports and to access and copy certain information concerning the Company’s business.	Series A Members are entitled to receive financial reports and to access and copy certain information concerning the Company’s business.	Series B Members have the same information and access rights as the Series A Members.	Series C Members have the same information and access rights as the Series A Members.	Series D Members have the same information and access rights as the Series A Members.
No Provision For Access to Company Files
The Company has not made any provision to grant any unaffiliated members access to Company files or to obtain counsel or appraisal services at the Company’s expense.
No Listing or Trading
The Series A Units, Series B Units, Series C Units and Series D Units will not be eligible for listing on any securities exchange or traded on any automatic quotation system.
Timing of Adoption
If our members approve the Reclassification Proposal and each of Restated Operating Agreement Proposals, the Proposed Operating Agreement would be effective as of the date of the Special Meeting and the Board expects to implement the Reclassification and deregistration as soon as practicable thereafter. If the Reclassification Proposal or any of the Restated Operating Agreement Proposals are not approved by the members at the Special Meeting, the members will continue to hold their existing units and their rights as members of the Company will not be affected. In that case, the Company will remain subject to the SEC-reporting and other public company requirements.
Deregistration of Units
If our members approve the Reclassification and each of Restated Operating Agreement Proposals and the Reclassification results in there being fewer than 300 holders of record of the Series A Units, we intend to deregister the units under the Exchange Act as soon as practicable. As a result, the Company will no longer file periodic reports with the SEC. The Board of Directors may elect to defer the deregistration of units to such time as it determines to be appropriate.
Surrender of Unit Certificates
If our members approve the Reclassification Proposal and each of Restated Operating Agreement Proposals, the Company will promptly mail a letter of transmittal to each holder of record as of the date of the Special Meeting along with instructions for its use in delivering certificates for existing units to the Company in exchange for new certificates representing the Series A, Series B Units, Series C Units or Series D Units, as the case may be, to be issued in exchange for the certificates for existing units held by such members. Upon receipt of a member’s unit certificates, together with a properly completed and executed letter of transmittal and any other documents specified in the instructions that the Company may reasonably require, we will deliver a certificate for an equal number of Series A Units, Series B Units, Series C Units or Series D Units, as the case may be, to the member surrendering such Unit certificate. Our unit holder register will be amended as of the effective date of the Proposed Operating Agreement to reflect the reclassification of units and is determinative of unit ownership regardless of the status of unit certificates.
If you do not hold the physical certificate for your units, but instead hold your units in “street name” with a broker or a bank, your broker or bank will be able to assist you in arranging to receive your new certificates.
Prior to its surrender and exchange, your existing unit certificate will be deemed to represent the series of units issued to you as of the effective date of the Reclassification based on the updated unit holder register.
YOU SHOULD NOT RETURN UNIT CERTIFICATES WITH THE PROXY.
Lost, Stolen or Destroyed Certificates
If any certificate representing units is lost, stolen or destroyed, the Company will deliver the certificates for Series A Units, Series B Units, Series C or Series D Units, as the case may be, without delivery of a certificate representing existing units if:
•	the member asserting the claim of a lost, stolen or destroyed certificate makes an affidavit of that fact; and
•	if requested, the member posts a reasonable indemnity or bond as security against any claim that may be made with respect to that certificate against the Company in the future.
Restrictive Legend
The following legend will appear on each certificate issued to evidence a Series A Unit, Series B Unit, Series C or Series D Unit:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SUCCESSOR FEDERAL STATUTE THERETO AND THE RULES AND REGULATIONS OF THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECURITIES ACT”) AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.
THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF THE SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SOUTHWEST IOWA RENEWABLE ENERGY, LLC, AS AMENDED FROM TIME TO TIME. COPIES OF THE SIXTH

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY. NO SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF THE AFORESAID SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT SHALL HAVE BEEN COMPLIED WITH IN FULL.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS
The following table provides certain information as of [•], 2023 with respect to the unit ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Exchange Act who beneficially own more than five percent (5%) of any series of units, (ii) each director of the Company, (iii) each named executive officer of the Company and (iv) all officers and directors of the Company as a group. The percentages in the table below are based on 8,975 units issued and outstanding as of [•], 2023. Except as noted below, the persons listed below possess sole voting and investment power over their respective units. No family relationships exist among our directors and executive officers.
Title of Class	Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Executive Officers:
Series A	Karol D. King	74 Units[2]	0.82%
Series A	Theodore V. Bauer	52 Units[3]	0.58%
Series A	Michael K. Guttau	12 Units[4]	0.13%
Series A	Jill Euken	12 Units[5]	0.13%
Series A	Kevin J. Ross	8 Units	0.09%
—	Michael D. Jerke	-0-	—
—	Ann Reis	-0-	—
	All Officers and Directors as a Group	158 Units	1.75%
1	The address for all of our directors, director nominees and executive officers is the address of the Company’s principal executive offices located at 10868 189th Street, Council Bluffs, Iowa 51503.
2	These Series A Units are owned jointly by Mr. King and his spouse.
3	Includes 36 Series A Units owned jointly by Mr. Bauer and his spouse and 16 Series A Units owned by Mr. Bauer’s spouse for which Mr. Bauer disclaims beneficial ownership.
4	These Series A Units are owned jointly by Mr. Guttau and his spouse.
5	Ms. Euken's Series A Units are held in the Jill Euken Trust of which Ms. Euken serves as trustee.

PROPOSAL 1
RECLASSIFICATION OF THE COMPANY’S UNITS
Overview
Under our Current Operating Agreement, there is only a single series of units authorized, the Series A Units, which are registered under the Securities Exchange Act of 1934, as amended. In order to effect the Reclassification, the existing single series of units will be divided into four separate series of units, which will be designated as Series A Units, Series B Units, Series C Units and Series D Units. The Reclassification will be implemented through a proposed group of interrelated amendments to the Company’s Current Operating Agreement that, if adopted, will: (a) result in the existing single series of units being divided into four separate series of units, which will be designated Series A Units, Series B Units, Series C Units and Series D Units, (b) establish the distinct rights and obligations of these four series of units and (c) provide how the existing units will be reclassified into the four series of units.
If the Reclassification Proposal and each of the Restated Operating Agreement Proposals are approved and adopted, and the Reclassification is implemented, units held by members holding 11 units or more units will continue to be classified as Series A Units, units held by members holding between 10 and 7 units will be reclassified as Series B Units, members holding exactly 6 units will be reclassified as Series C Units and units held by members holding 5 or fewer units will be reclassified as Series D Units.
We intend, immediately following the Reclassification, to terminate the registration of our units with the SEC and suspend further reporting under the Exchange Act.
Condition Precedent Proposals
This Reclassification Proposal (Proposal 1) is conditioned upon approval of each of the Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4). Unless the members vote in favor of both this Reclassification Proposal and each of the Restated Operating Agreement Proposals, all such proposals will fail. Proposal 1 is not conditioned upon approval of the Adjournment Proposal (Proposal 5).
Vote Required for Approval
In accordance with Section 8.1 and Section 6.16 of our Current Operating Agreement, approval of the Reclassification Proposal requires the affirmative vote of a majority of the units represented, in person or by proxy, at a member meeting at which a quorum is present. Therefore, if a quorum is present, the affirmative vote of members owning a majority of the units represented at the Special Meeting (in person or by proxy) and entitled to vote on the matter will be required to approve the Reclassification Proposal (Proposal 1). If you mark contradictory choices on your proxy card (i.e. you vote both for and against Proposal 1), your vote will have the effect of a vote AGAINST Proposal 1.
Abstentions and broker non-votes will be included in the determination of whether a quorum is present; however, abstentions and broker non-votes will be counted as a vote AGAINST Proposal 1. If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 1.
Our Board will have the discretion to determine if and when to implement the Reclassification, and reserves the right to abandon the Reclassification, even if approved by the members. For example, if the number of record holders of units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our reporting obligations owed to SEC, our Board may determine not to effect the Reclassification. Alternatively, our Board may determine to wait to implement the Reclassification, depending on the timing of approval by the members and the timing of its SEC filing obligations such that the Company is able to continue its SEC compliance obligations without interruption or delay.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE RECLASSIFICATION OF THE COMPANY’S UNITS.

PROPOSALS 2 THROUGH 4
AMEND AND RESTATE OUR FIFTH AMENDED AND RESTATED OPERATING AGREEMENT
Overview
The Reclassification would be implemented through a proposed group of interrelated amendments to the Current Operating Agreement that, if adopted, will: (a) result in the existing single series of units being divided into four separate series of units, which will be designated Series A Units, Series B Units, Series C Units and Series D Units, (b) establish the distinct rights and obligations of these four series of units and (c) provide how the existing units will be reclassified into the four series of units.
Under the Proposed Operating Agreement, members that continue to hold units classified as Series A Units will have similar rights and obligations under the Proposed Operating Agreement as the holders of our existing Series A Units have under the Current Operating Agreement; however, under the Proposed Operating Agreement, the voting threshold applicable to certain Board actions for which the Series A Members retain the right to vote has been reduced from a the unanimous consent of all members to the majority of Series A Members, the voting thresholds applicable to the dissolution, merger or disposition of all or substantially all of the assets of the Company has been reduced from a sixty-six and two-thirds majority of all members to a majority of the Series A Members, Series B Members and Series C Members and the Series A Units will be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag along provisions.
The rights of members receiving Series B Units, Series C Units and Series D Units will change substantially and, among other things, they will have significantly more limited voting rights than they currently have under the Current Operating Agreement and they will also be subject to additional requirements associated with transfers, including the new Company right of first refusal, the new Company purchase right upon an involuntary transfer event and the new drag along provisions and for Series D Units, a Company call right.
Neither the Reclassification nor any of the amendments set forth in the Proposed Operating Agreement will deprive any member of their right to vote for the election of directors.
Neither the Reclassification nor any of the amendments set forth in the Proposed Operating Agreement will change the rights of any member with respect to cash distributions, rights upon liquidation of the Company, or the allocation of Company profits and losses. Each series of units created pursuant to the Reclassification will have the same right to receive cash distributions from the Company, if any, to receive Company assets upon liquidation of the Company and to be allocated Company profits and losses, on a pro rata basis based on the number of units held by a member. As a result, each series of units created as a result of the Reclassification will have economic rights which are the same as the existing single series of units.
The Proposed Operating Agreement also includes certain amendments designed to modernize the Current Operating Agreement. to incorporate provisions and terms that have become more customary since the initial adoption of the Company’s operating agreement, to provide the Board with flexibility to address administrative and immaterial changes and changes required by applicable law and to better position the Company to negotiate strategic transactions with third parties which could increase the overall market value of the Company.
If the Reclassification Proposal and each of the Restated Operating Agreement Proposals are approved by the members, our Board will have the discretion to determine if and when to implement the Proposed Operating Agreement, including the Reclassification, and reserves the right to abandon the Proposed Operating Agreement and the Reclassification, even if approved by the members. For example, if the number of record holders of units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our reporting obligations owed to the SEC, our Board may determine not to amend and restate our Current Operating Agreement. Alternatively, our Board may determine to wait to implement the Proposed Operating Agreement, including the Reclassification, depending on the timing of approval by the members and the timing of its SEC filing obligations such that the Company is able to continue its SEC compliance obligations without interruption or delay.
The changes that would be effected by the Proposed Operating Agreement are set forth below in separate proposals (Proposal 2, Proposal 2 and Proposal 4) to allow members to focus on each change. The proposals regarding changes to the Current Operating Agreement are discussed in further detail in the individual proposals set out below.

PROPOSAL 2
AMEND AND RESTATE THE CURRENT OPERATING AGREEMENT TO
CREATE FOUR DISTINCT SERIES OF UNITS
AND INCORPORATE CHANGES APPROPRIATE FOR A PRIVATE COMPANY
Under our Current Operating Agreement, there is only a single series of units authorized, the Series A Units, which are registered under the Exchange Act. In order to effect the Reclassification, the existing single series of units will be divided into four separate series of units, which will be designated as Series A Units, Series B Units, Series C Units and Series D Units.
In connection with the creation of the four separate and distinct series of units, it is necessary to modify the Current Operating Agreement to incorporate various provisions establishing the four separate series of units, setting out the mechanics of the Reclassification and the conversion of the existing Series A Units into Series A Units, Series B Units, Series C Units and Series D Units and establishing a conversion procedure for all units in connection with unit transfers. In addition, because the Reclassification is a “going private” transaction, the Proposed Operating Agreement also includes additional modifications to better align with the Company’s status as a private company without any units registered under the Exchange Act and the fact that it has four separate series of units. The Board has determined that it is in the best interest of our members to amend and restate the Current Operating Agreement to make such modifications to create the four separate and distinct series of units in order for the Company to affect the Reclassification and deregister its existing Series A Units under the Exchange Act.
The following table summarizes the proposed amendments to the Current Operating Agreement which would occur if Proposal 2 (together with the other Condition Precedent Proposals) is approved. For convenience, we have set forth in Appendix C a blacklined version of the Current Operating Agreement marked to show the proposed changes set forth in Proposal 2 and summarized in the table below.
CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
Section 1.10 (Definitions)
Adds definitions set forth in Section 1.10 relating to the classification of the units and the classification date, the designation of the Series A Units, Series B Units, Series C Units and Series D Units, the designation of Series A Members, Series B Members, Series C Members and Series D Members as well as the incorporation of additional defined terms which are defined elsewhere in the Proposed Operating Agreement.

Section 3.1 (Profits)	Clarifies that the allocation of profits is pro rata in proportion to units held regardless of class or series.

Section 3.2 (Losses)	Clarifies that the allocation of losses is pro rata in proportion to units held regardless of class or series.

Section 4.1 (Net Cash Flow)	Clarifies that distributions of net cash flow, if any, will be pro rata in proportion to units held regardless of class or series.

Section 5.3(a) (Election of Directors)	Clarifies that the right to elect directors is by a plurality of all members regardless of class or series.

New Section 6.2 (Classification)
• Adds a new provision that sets out the mechanics of the Reclassification to provide that as of the effective date of the Reclassification (i) holders of record of 11 or more units will continue to be classified as Series A Units, (ii) holders of record of between 10 and 7 units will be reclassified as Series B Units, (iii) holders of record of exactly 6 units will be reclassified as Series C Units and (iv) holders of record of 5 or less units will be reclassified as Series D Units.

• Requires that the Company update the Unit Holder Register to reflect the Reclassification.

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
New Section 6.3 (Automatic Conversion of Units)
• Adds new provisions to set out the mechanics of the automatic conversions of units in connection with transfers of units following the Reclassification which provide:

- Upon the effective date of a transfer of units (regardless of class or series) to or from a member that results in the member becoming a holder of record of 11 or more units (regardless of class or series) all units held by the member shall automatically convert into Series A Units and such member shall automatically be deemed a Series A Member.

- Upon the effective date of a transfer of units (regardless of class or series) to or from a member that results in the member becoming a holder of record of between 10 and 7 units (regardless of class or series) all units held by the member shall automatically convert into Series B Units and such member shall automatically be deemed a Series B Member.

- Upon the effective date of a transfer of units (regardless of class or series) to or from a member that results in the member becoming a holder of record of exactly 6 units (regardless of class or series) all units held by the member shall automatically convert into Series C Units and such member shall automatically be deemed a Series C Member.

- Upon the effective date of a transfer of units (regardless of class or series) to or from a member that results in the member becoming a holder of record of 5 or less units (regardless of class or series) all units held by the member shall automatically convert into Series D Units and such member shall automatically be deemed a Series D Member.

• Requires that the Company update the Unit Holder Register to reflect automatic conversions as a result of any transfers.

• Adds a provision addressing the intended tax treatment of the reclassification of the units.

New Section 6.5 (Old Section 6.2) (Certificates; Surender for Transfer)
• Adds language to allow the Board to elect to have units not evidenced by certificates in the future.

• Adds a requirement that any certificate, book entry or other instrument evidencing units in the Company include certain restrictive legends regarding the restricted nature of the units and the transfer restrictions set forth in the Proposed Operating Agreement.

Section 6.14 (Order of Business)	Deletes language at the end of Section 6.14(c) requiring compliance with certain rules under the Exchange Act which will not be applicable following the Reclassification if implemented.

Section 7.3 (Reports)	Deletes language referencing the SEC and SEC reports which will not be applicable following the Reclassification if implemented.

New Section 7.6 (Confidentiality)	Adds a new provision setting out the confidentiality obligations of members with respect to Company confidential and proprietary information, including financial

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
statements and other information delivered to members in accordance with the Proposed Operating Agreement.

Miscellaneous	The Proposed Operating Agreement also includes various changes which are not material or represent conforming changes and stylistic changes to other sections of the Proposed Operating Agreement.
Condition Precedent Proposals
This Proposal 2 is conditioned upon approval of the Reclassification Proposal (Proposal 1) and the approval of each of the other Restated Operating Agreement Proposals (Proposal 3 and Proposal 4). Unless the members vote in favor of the Reclassification Proposal (Proposal 1) and each of the other Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) all of such proposals will fail. This Proposal 2 is not conditioned upon approval of the Adjournment Proposal (Proposal 5).
Vote Required for Approval
In accordance with Section 8.1 and Section 6.16 of our Current Operating Agreement, approval of the Proposed Operating Agreement requires the affirmative vote of a majority of the units represented at a member meeting at which a quorum is present. Therefore, if a quorum is present, the affirmative vote of members owning a majority of the units represented at the Special Meeting (in person or by proxy) and entitled to vote on the matter will be required to approve Proposal 2. If you mark contradictory choices on your proxy card (i.e. you vote both for and against Proposal 2), your vote will have the effect of a vote AGAINST Proposal 2.
Abstentions and broker non-votes will be included in the determination of whether a quorum is present; however, abstentions and broker non-votes will be counted as a vote AGAINST Proposal 2. If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 2.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE AMENDMENTS AND RESTATEMENTS OF THE PROVISIONS OF OUR CURRENT OPERATING AGREEMENT AS SET FORTH IN THIS PROPOSAL 2.

PROPOSAL 3
AMEND AND RESTATE THE CURRENT OPERATING AGREEMENT TO
MODIFY THE VOTING RIGHTS OF THE MEMBERS
Under our Current Operating Agreement, there is only a single series of units authorized, the Series A Units, which are registered under the Securities Exchange Act of 1934, as amended. In order to effect the Reclassification, the existing single series of units will be divided into four separate series of units, which will be designated as Series A Units, Series B Units, Series C Units and Series D Units.
In connection with the creation of the four separate and distinct series of units, it is necessary to amend and restate the Current Operating Agreement to modify the voting rights of the existing Series A Units and to incorporate provisions setting out the separate and distinct voting rights of the three new series of units, the Series B Units, Series C Units and Series D Units. In order to ensure that the Company is able to implement the Reclassification and deregister its Series A Units under the Exchange Act, the voting rights, together with the other rights, preferences and privileges, of each series of units must be sufficient distinct. The Board has determined that it is in the best interest of our members to amend and restate the Current Operating Agreement to modify the voting rights of the existing Series A Units and to establish separate and distinct voting rights and related rights, preferences and privileges, for the new series of units in order to enable the Company to have four separate and distinct series of units sufficiently different to enable the Company to deregister its existing Series A Units under the Exchange Act.
In addition, the Board has determined it is in the best interest of the Company and its members to amend and restate our Current Operating Agreement to make certain other modifications to the voting thresholds to modernize the agreement and incorporate provisions and terms that have become more customary since the initial adoption of the Company’s operating agreement and since the redemption of certain institutional investors that held special voting rights and significant voting power and to also provide the Board with flexibility to address administrative and immaterial changes and changes required by applicable law.
The following table summarizes the proposed amendments to the Current Operating Agreement which would occur if Proposal 3 (together with the other Condition Precedent Proposals) is approved. For convenience, we have set forth in Appendix C a blacklined version of the Current Operating Agreement marked to show the proposed changes set forth in Proposal 3 and summarized in the table below.
CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
Section 5.3(b) (Election of Directors)
• Limits the right of members to nominate persons for election as a director to Series A Members and Series B Members and expressly provides that Series C Members and Series D Members do not have the right to nominate persons for election as a director.

• Maintains the ownership requirement for Series A Members to nominate at 5% of the total outstanding membership interests.

• Establishes the ownership requirement for Series B Members to nominate at 10% of the total outstanding membership interests

Section 5.4 (Authority of Directors)
Adds clarifying language to the language relating to the limitations on the authority of the directors to specifically reference the approval rights of the Series A Members, Series B Members, Series C Members and Series D Members set out in Section 5.6 of the Proposed Operating Agreement.

Section 5.6 (Restrictions on Authority of Directors)
Modifies the section to set out the specific Company actions that the Board may not take without the approval of the Series A Members, Series B Members, Series C Members and Series D Members and makes changes to the approval threshold required for certain actions by the Board as described below:

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT

• Reduces the required approval from a unanimous consent of all members to approval by a majority of the membership voting interests held by the Series A Members before the Board can (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, Under the Proposed Operating Agreement, Series B Members, Series C Members and Series D Members do not have the right to vote on such actions.

• Reduces the required approval for (i) a merger, consolidation, exchange, sale or other disposition of all or substantially all of the property of the Company and (ii) any action that would case a dissolution event, from a sixty-six and two-thirds percent of all membership voting interests to a majority of the membership voting interests held by the Series A Members, Series B Members and Series C Members. Under the Proposed Operating Agreement, Series D Members do not have the right to vote on such actions.

• Incorporates separate paragraphs that expressly set out the specific voting rights of the Series A Members, Series B Members, Series C Members and Series D Members under the Proposed Operating Agreement:

- Series A Members. Requires approval of a majority of the Series A Members (a) before the Board can (i) cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company set forth in the Proposed Operating Agreement; (ii) knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; (iii) possess Company property, or assign rights in specific Company property, for other than a Company purpose, or (iv) make an election for the Company to be classified for income tax purposes as a corporation, (b) before the Board can (i) merge, consolidate, exchange, sell or otherwise dispose of all or substantially all of the Property; or (ii) take any action to cause a dissolution event, and (c) before the Board can make any amendments to the Proposed Operating Agreement other than amendments to make certain immaterial and administrative changes and changes required by applicable law.

- Series B Members. Requires approval of a majority of the Series B Members (a) before the Board can (i) merge, consolidate, exchange, sell or otherwise dispose of all or substantially all of the Property; or (ii) take any action to cause a dissolution event, and (c) before the Board can amend the Proposed Operating Agreement to (i) modify the limited liability of the Series B Members or (ii) alter the economic interests of the Series B Members.

- Series C Members. Requires approval of a majority of the Series C Members before the Board can (a) before the Board can (i) merge, consolidate, exchange, sell or otherwise dispose of all or substantially all of the Property; or (ii) take any action to cause a dissolution event, and

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT

(c) before the Board can amend the Proposed Operating Agreement to (i) modify the limited liability of the Series C Members or (ii) alter the economic interests of the Series C Members.

- Series D Members. Requires approval of a majority of the Series D Members before the Board can amend the Proposed Operating Agreement to (i) modify the limited liability of the Series D Members or (ii) alter the economic interests of the Series D Members.

• Adds a new provision expressly providing that the Board may not take any action which requires approval by a majority of the outstanding units under the Act without first obtaining such required approval from the members.

New Section 6.8 (Old Section 6.5) (Member Voting Rights)
Adds new provisions clarifying the voting rights of the Series A Members, Series B Members, Series C Members and Series D Members and that each member will be entitled to one vote per unit registered in such members names on (A) each of the matters that such members is entitled to vote upon under Section 5.6 of the Proposed Operating Agreement and (B) any matters requiring approval by a majority of the outstanding membership voting interests under the Act which may not be waived, varied or altered by a company’s operating agreement.

New Section 6.9 (Old Section 6.6) (Member Meetings)
Modifies the provision to provide that (i) member meetings may only be called by Series A Members and Series B Members holding 30% of the outstanding units and (ii) Series C Members and Series D Members shall not have the right to call member meetings.

Section 8.1 (Amendments)
• Modifies the language in Section 8.1 (now 8.1(a)) to clarify the individual rights of each of the Series A Members, Series B Members, Series C Members and Series D Members to vote on amendments to the Proposed Operating Agreement.

- Series A Members will retain the right to vote on all amendments to the Proposed Operating Agreement, other than Administrative Amendments (as defined below).

- Series B Members will no longer have the right to vote on any amendments to the Proposed Operating Agreement other than those that would (i) modify the limited liability of Series B Members or (ii) alter the economic interests of the Series B Members.

- Series C Members will no longer have the right to vote on any amendments to the Proposed Operating Agreement other than those that would (i) modify the limited liability of Series C Members or (ii) alter the economic interests of the Series C Members.

- Series D Members will no longer have the right to vote on any amendments to the Proposed Operating Agreement other than those that would (i) modify the limited liability of Series D Members or (ii) alter the economic interests of the Series D Members.

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT

• Adds a new Section 8.1(b) to grant the directors authority to make certain amendments to the Proposed Operating Agreement without any approval of any members in order to: (i) cure any ambiguity or mistake, (ii) correct or supplement any provision that may be inconsistent with any other provision; (iii) make a change which is necessary to qualify the Company as a partnership under the laws of any state or which is necessary and advisable in the opinion of the directors to ensure that the Company will not be treated as an association taxable as a corporation for federal income tax purposes; (iv) modify the allocation provisions of this Agreement to comply with Section 704(b) of the Internal Revenue Code; (v) to comply with applicable law; (vi) change the name, registered agent, registered office or principal place of business of the Company; (vii) make administrative or other changes that do not adversely impact, in any material respect, any member’s rights or the value of the Company; and (viii) in accordance with the Proposed Operating Agreement in connection with the issuance of additional units (“Administrative Amendments”).

Condition Precedent Proposals
This Proposal 3 is conditioned upon approval of the Reclassification Proposal (Proposal 1) and the approval of each of the other Restated Operating Agreement Proposals (Proposal 2 and Proposal 4). Unless the members vote in favor of the Reclassification Proposal (Proposal 1) and each of the other Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) all of such proposals will fail. This Proposal 3 is not conditioned upon approval of the Adjournment Proposal (Proposal 5).
Vote Required for Approval
In accordance with Section 8.1 and Section 6.16 of our Current Operating Agreement, approval of the Proposed Operating Agreement requires the affirmative vote of a majority of the units represented at a member meeting at which a quorum is present. Therefore, if a quorum is present, the affirmative vote of members owning a majority of the units represented at the Special Meeting (in person or by proxy) and entitled to vote on the matter will be required to approve Proposal 3. If you mark contradictory choices on your proxy card (i.e. you vote both for and against Proposal 3), your vote will have the effect of a vote AGAINST Proposal 3.
Abstentions and broker non-votes will be included in the determination of whether a quorum is present; however, abstentions and broker non-votes will be counted as a vote AGAINST Proposal 3. If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 3.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE AMENDMENTS AND RESTATEMENTS OF THE PROVISIONS OF OUR CURRENT OPERATING AGREEMENT AS SET FORTH IN THIS PROPOSAL 3.

PROPOSAL 4
AMEND AND RESTATE THE CURRENT OPERATING AGREEMENT
TO ESTABLISH NEW TRANSFER RESTRICTIONS AND COMPANY PURCHASE RIGHTS
Under our Current Operating Agreement, there is only a single series of units authorized, the Series A Units, which are registered under the Exchange Act. The purpose of the Reclassification is to create four separate and distinct series of units in order to reduce the number of record holders of our existing Series A Units to less than 300 and to have under 500 record holders of each of the new Series B Units, Series C Units and Series D Units, so that the Company can terminate registration of the units with the SEC.
Once the Company has terminated its registration of the units with the SEC it must takes steps to ensure that the number of record holders of the Series A Units stays below 300 and that the number of record holders of each of the Series B Units, Series C Units and Series D Units stays below 500 in order to reduce the risk that the Company would be required to register any series of units under the Exchange Act in the future. The Board has therefore determined that it is in the best interest of our members to amend and restate the Current Operating Agreement to incorporate new transfer restrictions and Company purchase rights which will enable the Board to better manage the number of record holders in each series of units. For instance, the proposed amendments include the incorporation of a new purchase right by the Company in connection with involuntary transfers events such as bankruptcy, death, disability, termination of a trust and dissolution of a partnership or other business entity. Providing the ability of the Company to purchase the units held by a member in the event of an involuntary transfer event allows the Company to assess the impact of such involuntary transfer on the number of record holders in the affected series of units and analyze the potential risk of registration of the units with the SEC. The amendments also incorporate a right of first refusal on the transfer of any series of units which enables the Company to purchase the units for the proposed transfer price which if exercised by the Company, would reduce the aggregate number of record holders in the affected series of units and accordingly reduces the risk that the number of record holders in such series would exceed the applicable threshold and require registration of the units with the SEC. Similarly, the Board determined that the incorporation of a right of the Company to call the Series D Units would also provide the Company with greater ability to manage the total outstanding units of the Company and provide the Company with the right to purchase smaller holdings in the Company held as Series D Units at fair market value.
The Board also determined that the incorporation of a drag-along right which provides that if the Board and holders of Series A Units and Series B Units vote to sell all or substantially all of the outstanding units that would result in a change of control, such holders will have the right to require all members, to sell their units or vote in favor of the change of control transaction is in the best interest of the Company and its members. The Board determined that having a drag-along right will be beneficial in any future negotiation of any potential change of control transaction and potentially provide greater opportunities and enhanced value due to the concerns held by many potential buyers regarding negotiating with a company with a large number of equity holders and the increased complexities associated with consummation of such a transaction.
In addition, the amendments set forth in Article IX of the Proposed Operating Agreement eliminate the deemed Board approval of unit transfers to affiliates and make certain other modifications to the conditions to transfer as a result of the new transfer provisions incorporated into the Proposed Operating Agreement and also to enhance the ability of the Board to manage the number of record holders in each series of units in order to maintain suspension of the Company’s reporting obligations under the Exchange Act.
The following table summarizes the proposed amendments to the Current Operating Agreement which would occur if Proposal 4 (together with the other Condition Precedent Proposals) is approved. For convenience, we have set forth in Appendix C a blacklined version of the Current Operating Agreement marked to show the proposed changes set forth in Proposal 2 and summarized in the table below.
CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
Section 1.10 (Definitions)	Adds definitions set forth in Section 1.10 to incorporate additional defined terms which are defined elsewhere in the Article IX of the Proposed Operating Agreement.

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
Section 9.1 (General Restrictions)
• Modifies the provision to clarify that transfers of all units (regardless of class or series) until all of the conditions and requirements set forth in the Proposed Operating Agreement and the Unit Transfer Policy have been satisfied and the Board has approved the transfer.

• Deletes provision providing that transfers of units to affiliates will be automatically deemed approved by the Board and recognized by the Company.

New Section 9.2 (Conditions to Transfer)
Adds a new provision setting out specific conditions and requirements applicable to the transfer of units, regardless of class or series, which are consistent with those set forth in the Unit Transfer Policy in effect prior to the Reclassification and as proposed to be modified in connection with the Reclassification. The conditions and requirements include, without limitation, the following:

• The transfer will not result in the number of holders of record of Series A Units equaling 300 or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act.

• The Transfer will not result in the number of holders of record of the Series B Units, the Series C Units or the Series D Units equaling 500 or more for such series of Units, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act

• The Transfer will not result in the Company’s loss of its status as a partnership for federal income tax purposes or cause the Company to be treated as a “publicly traded partnership” within the meaning of Code Section 7704(b).

• Either (i) the units are registered under the Securities Act, and any applicable state securities laws, or (ii) the transfer is exempt from all applicable state and federal registration requirements and upon Board request, the transferor shall provide an opinion of counsel satisfactory to the Board, that the transfer will not require registration under any state or federal securities laws or otherwise violate any applicable laws regulating the transfer of securities.

The Proposed Operating Agreement provides that the Board has discretion to waive any of the conditions or requirements applicable to a transfer; however, a new Section 9.3 provides that the Board may not waive the conditions relating to the number of record holders in each series.

New Section 9.4 (Right of First Refusal)
Adds new provisions that provide that each member grants the Company with a right of first refusal to purchase all or any portion of the member’s units (regardless of class or series) that the member proposes to transfer at the same price and on the same conditions as those offered to or by the prospective transferee.

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT
New Section 9.5 (Company Purchase Right – Involuntary Transfers )
• Adds new provisions that require that each member or its representative notify the Company of specified Involuntary Transfer Events (as defined in the Proposed Operating Agreement) and grants the Company the right to purchase all, or any portion of, the members units at fair market value.

• Defines “Involuntary Transfer Event” as (i) the bankruptcy (as defined in the Proposed Operating Agreement) of a member; (ii) the appointment of a guardian or conservator with respect to a member or the entry by a court of competent jurisdiction adjudicating a member incapacitated to manage such member’s person or estate; (iii) the issuance of a court order in connection with a property division in a divorce proceeding, or the entrance into a settlement agreement in a divorce proceeding, which does not grant the member sole ownership of the units; (iv) if the member is a natural person, the death of the member; (v) if the member is a trust, the termination of the trust (but not merely the substitution of a new trustee for the trust); (vi) if the member is a partnership, limited partnership, or a limited liability company, the dissolution and commencement of the winding up of the affairs of the partnership, limited partnership, or limited liability company; or (vii) if the member is a corporation, the dissolution of the corporation.

New Section 9.6 (Series D Unit Call Rights)	Adds new provisions that give the Company the right to cause any Series D Member to sell all, but not less than all, of such member’s Series D Units to the Company at fair market value.

New Section 9.6 (Purchase Price and Payment Terms)
Adds new provisions that set out a process for determining the fair market value of a member’s units (the purchase price) in the event of a Company purchase in connection with an Involuntary Transfer Event or the Company’s exercise of its Series D Unit call rights, the payment terms for the purchase price and the timing and requirements for closing.

New Section 9.8 (Old Section 9.2) (Not Binding Until Entered in Company Books)	Removes references to transfers to affiliates automatically deemed approved by the Company.

New Section 9.13 Old Section 9.7 (Unit Transfer Policy)
Adds a reference to the conditions required in the Unit Transfer Policy to include a requirement to include conditions that preserve the suspension of the Company’s reporting obligations under the Exchange Act or any other state or federal securities laws and ensure that the Company is not disqualified from relying on the Rule 506 exemption under the Securities Act.

New Section 9.17 (Drag Along Rights)
• Adds a new provision providing that if Series A Members and Series B Members holding a majority of the outstanding units voting together as a single series propose to consummate a Change of Control that is approved by the Board, such Series A Members and Series B Members have the right to require all members to sell their units in, or vote in favor of, the Change of Control transaction.

• Defines “Change of Control” as (i) the sale of all or substantially all of the assets of the Company; (ii) the sale of more than fifty percent (50%) of the Units of the Company (whether by merger, consolidation or otherwise), in

CURRENT OPERATING AGREEMENT SECTION / NEW SECTION	SUMMARY OF PROPOSED AMENDMENT

one transaction or a series of related transactions, to a person or group of affiliated Persons, if after the closing of such sale, such person or group of affiliated persons would hold 50% or more of the outstanding voting equity of the Company (or the surviving or acquiring entity); or (iii) a merger, consolidation, recapitalization, or reorganization of the Company (except a merger, consolidation or recapitalization in which the holders of equity capital of the Company immediately prior to such merger, consolidation or recapitalization continue to hold at least 50% of the voting power of the equity capital of the Company or the surviving or acquiring entity); provided, however, that a transaction shall not constitute a Change of Control if its sole purpose is to change the state of Company’s organization or to create a holding company that will be owned in substantially the same proportions by the Members who held the Company’s securities immediately prior to such transaction.

Condition Precedent Proposals
This Proposal 4 is conditioned upon approval of the Reclassification Proposal (Proposal 1) and the approval of each of the other Restated Operating Agreement Proposals (Proposal 2 and Proposal 3). Unless the members vote in favor of the Reclassification Proposal (Proposal 1) and each of the other Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) all of such proposals will fail. This Proposal 4 is not conditioned upon approval of the Adjournment Proposal (Proposal 5).
Vote Required for Approval
In accordance with Section 8.1 and Section 6.16 of our Current Operating Agreement, approval of the Proposed Operating Agreement requires the affirmative vote of a majority of the units represented at a member meeting at which a quorum is present. Therefore, if a quorum is present, the affirmative vote of members owning a majority of the units represented at the Special Meeting (in person or by proxy) and entitled to vote on the matter will be required to approve Proposal 4. If you mark contradictory choices on your proxy card (i.e. you vote both for and against Proposal 4), your vote will have the effect of a vote AGAINST Proposal 4.
Abstentions and broker non-votes will be included in the determination of whether a quorum is present; however, abstentions and broker non-votes will be counted as a vote AGAINST Proposal 4. If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 4.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE APPROVAL OF THE AMENDMENTS AND RESTATEMENTS OF THE PROVISIONS OF OUR CURRENT OPERATING AGREEMENT AS SET FORTH IN THIS PROPOSAL 3.

PROPOSAL 5
ADJOURNMENT OR POSTPONEMENT PROPOSAL
Overview
The adjournment or postponement proposal, if adopted, will allow the Board to adjourn the meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. This proposal will only be presented to our members in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals set forth in this proxy statement. If our members approve the adjournment or postponement proposal, we may adjourn the meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our members who have voted previously.
Consequences if the Adjournment Proposal is Not Approved
If the adjournment or postponement proposal is not approved by the members, the Board may not be able to adjourn the meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals set forth in this proxy statement.
No Conditions Precedent
This proposal to adjourn or postpone the Special Meeting is not conditioned on the approval of any other Proposal. Neither the proposal to approve the Reclassification (Proposal 1) nor any of the Restated Operating Agreement Proposals (Proposal 2, Proposal 3 and Proposal 4) are conditioned upon the approval of the proposal to adjourn or postpone the Special Meeting (Proposal 5).
Vote Required for Approval
The approval of this Adjournment Proposal (Proposal 5) requires the affirmative vote (in person or by proxy) of the holders of a majority of units represented at the Special Meeting even where a quorum is not present.
Abstentions and broker non-votes will be included in the determination of whether a quorum is present; however, abstentions and broker non-votes will be counted as a vote AGAINST Proposal 5. If you fail to mark a vote on your proxy card, the proxies solicited by the Board will be voted FOR Proposal 5.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” THE ADJOURNMENT OR POSTPONEMENT PROPOSAL.

MEMBER PROPOSALS FOR THE 2024 ANNUAL MEETING OF MEMBERS
We currently anticipate holding the 2024 annual meeting of members in February 2024. The Company is not required to consider any proposal or director nomination petition that does not meet the requirements of the SEC and our Current Operating Agreement and therefore, any member who wishes to submit a proposal or director nomination petition is encouraged to seek independent counsel about the requirements of the SEC and our Current Operating Agreement.
Member Proposals to be Considered for Inclusion in the Company’s 2024 Proxy Statement Under SEC Rules
Under the rules of the SEC, including Rule 14a-8 of the Exchange Act, any member proposal to be considered by the Company for inclusion in the proxy materials for the 2024 Annual Meeting of Members, which we presently plan to hold in February 2024, must be received by the Secretary of the Company, 10868 189th Street, Council Bluffs, Iowa 51503, no later than one-hundred and twenty (120) days prior to the date we mailed the proxy materials for the preceding year’s annual meeting. Accordingly, members must submit proposals related to the 2024 Annual Meeting of Members to the Company by August 24, 2023. Proposals submitted later than August 24, 2023 will be considered untimely and will not be included in the Company’s proxy statement for the 2024 Annual Meeting of Members.
In addition, all proposals will need to comply with Rule 14a-8 of Exchange Act, which lists the requirements for inclusion of member proposals in company-sponsored proxy materials. The Company’s Corporate Governance/Compensation Committee will review proposals submitted by members for inclusion at our next annual meeting of members and will make recommendations to our Board on an appropriate response to such proposals.
Requirements for Member Proposals to be Brought Before the 2024 Annual Meeting of Members
Pursuant to Rule 14a-4(c) under the Exchange Act, if the Company does not receive advance notice of a member proposal to be brought before its next annual meeting of members in accordance with the requirements of the Current Operating Agreement or other governing documents, the proxies solicited by the Company may confer discretionary voting authority to vote proxies on the member proposal without any discussion of the matter in the proxy statement.
Section 6.11 of our Current Operating Agreement provides that written notice of a member proposal that a member intends to present at the next annual meeting, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) calendar days nor greater than one hundred twenty (120) calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of members.
Members must therefore submit notice of any member proposals for the 2024 Annual Meeting of Members to the Company between October 20, 2023 and November 19, 2023. Any member proposals during this advance notice window which comply with the requirements of the Current Operating Agreement, including Section 6.11, shall constitute business that may properly be brought before the 2024 Annual Meeting of Members.
As to each matter the member proposes to bring before the 2024 Annual Meeting of Members, the member’s notice must set forth: (i) a brief description of the business desired to be brought before the 2024 Annual Meeting of Members and the reasons for conducting such business at such annual meeting, (ii) the name and address, as they appear on the Company’s books, of the member proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the Series And number of units of the Company which are owned beneficially and of record by the member and the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings among such member and any other person(s) (including their names) in connection with the proposal of such business by such member and any material interest of such member in such business, (v) whether either such member or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of units of the Company entitled to vote and required to approve the proposal, and (vi) a representation that such member intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting. Our Current Operating Agreement also provides that the presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting and, if he should so determine, such business shall not be transacted.
A copy of our Current Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company.

Special Meetings of Members
In addition, in the event a member wishes to propose any other matter for consideration at a meeting of the members, under our Current Operating Agreement, members representing an aggregate of not less than thirty percent (30%) of all of the units may demand that our Board call a special meeting of members.
2024 Annual Meeting Director Nominations
Pursuant to Section 5.3(b) of our Current Operating Agreement, members entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if the member complies with the advance notice provisions and other requirements set forth in Section 5.3(b) of our Current Operating Agreement.
Section 5.3(b) of our Current Operating Agreement provides that Series A Members must notify the Secretary of the Company of Series A director nominees in writing not less than one hundred twenty (120) days prior to the one-year anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting. Accordingly, Series A Members must submit written notice to the Company of nominations for Series A Directors for the 2024 Annual Meeting of Members by August 24, 2023.
Pursuant to Section 5.3(b) of the Current Operating Agreement, each notice shall set forth: (i) the name and address of the member who intends to make the nomination; (ii) a representation that the member is a holder of record of Series A Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; (vi) the consent of each nominee to serve as a Series A Director if so elected; and (vii) under the Current Operating Agreement, a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Series A Units and clearly setting forth the proposed nominee as a candidate for the Series A Director’s seat to be filled. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Series A Director.
A copy of our Current Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company.
Effect on Member Proposals and Director Nominations if Reclassification is Implemented
If the Reclassification and each of the Restated Operating Agreement Proposals are approved by our members and the Reclassification is implemented by our Board:
•
the requirements set forth above in the section entitled “2024 Annual Meeting Director Nominations” shall remain the same except that the Proposed Operating Agreement (i) limits the right of members to call a special meeting to Series A Members and Series B Members holding not less than thirty percent (30%) of the outstanding units, and (ii) Series C Members and Series D Members do not have the right to call a special meeting;

•	the requirements set forth above in the section entitled “Requirements For Member Proposals to be Brought Before the 2024 Annual Meeting of Members” shall remain the same; and
•
the requirements set forth above in the section entitled “Special Meetings of Members” shall remain the same except that the Proposed Operating Agreement (i) limits the right of members to call a special meeting to Series A Members and Series B Members holding not less than thirty percent (30%) of the outstanding units, and (ii) Series C Members and Series D Members do not have the right to call a special meeting.

In addition, if the Reclassification and each of the Restated Operating Agreement Proposals are approved by the members and the Reclassification is implemented by the Board, we would not be subject to the SEC proxy rules at the time of the 2024 Annual Meeting, and therefore, neither the Company or the members would be required to comply with such proxy rules including as set forth in the section above entitled “Member Proposals to be Considered for Inclusion in the Company’s 2024 Proxy Statement Under SEC Rules.”
A copy of the Proposed Operating Agreement, if approved by our members, will be furnished to members without charge upon written request to the Secretary of the Company.

OTHER MATTERS
Reports, Opinions, Appraisals and Negotiations
We have not received any report, opinion or appraisal from an outside party that is materially related to the Reclassification.
Other Matters of the Special Meeting
As of the date of this proxy statement, the only business that our management expects to be presented at the Special Meeting is that set forth in this proxy statement. If any other matters are properly brought before the Special Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
Forward Looking Statements
Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undue reliance on any forward-looking statements made by, or on behalf of us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See the section titled “Where You Can Find More Information” below.
Where You Can Find More Information
We are subject to the information requirements of the Exchange Act, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information is available from the Electronic Data Gathering and Retrieval System (“EDGAR”) obtained through the SEC’s Internet Website (https://www.sec.gov/edgar/search/).

ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s annual report on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended September 30, 2022 (the “2022 Form 10-K”), and the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “2023 Q2 Form 10-Q”), are included as exhibits (through incorporation by reference) to this proxy statement but such reports are not deemed a part of the Proxy Materials.
The Proxy Materials and exhibits are available at the Company’s website at www.sireethanol.com in the “Investor Relations” section. Members may also download a copy of the Proxy Materials at www.sireethanol.com. A copy of the 2022 Form 10-K and the 2023 Q2 Form 10-Q will be mailed to members free of charge upon request to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503, or by calling (877) 776-5999.
Exhibits to the 2022 Form 10-K and 2023 Q2 Form 10-Q, which are in addition to the exhibits to this proxy statement, are available upon written request and payment of specified fees. The 2021 annual report on Form 10-K complete with exhibits is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov). Information about us is also available at our website at www.sireethanol.com, under “SEC Compliance,” which includes links to reports we have filed with the SEC.
By Order of the Board of Directors

Theodore V. Bauer,
Secretary
Council Bluffs, Iowa
[•], 2023

APPENDIX A

FORM OF PROXY
2023 SPECIAL MEETING OF MEMBERS

[•], 2023
The undersigned hereby appoints Karol King and Ted Bauer, and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the units of SOUTHWEST IOWA RENEWABLE ENERGY, LLC (the “Company”) held of record by the undersigned on [•], 2023, at the Special Meeting of Members of the Company will be held at [•] Central Time on [•], 2023 at the [City of Treynor Community Center, 11 West Main Street, Treynor, Iowa 51575], and any postponements or adjournments thereof (the “Special Meeting”).
This proxy card when properly executed will be voted as directed by the undersigned member. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, 4 and 5. The proxies, in their discretion, are further authorized to vote on other matters which may properly come before the Special Meeting and any adjournments or postponements thereof.
You may revoke your proxy prior to its exercise at the Special Meeting either by written notice of revocation to the Secretary of the Company or by providing a duly executed proxy card bearing a later date. Attendance at the Special Meeting will not revoke a proxy. However, if you previously mailed your proxy card, you may revoke your proxy at any time prior to 12:00 p.m. Central Time on [•], 2023 by delivering a new proxy card to the principal office of the Company. If you are the beneficial owner of your units and not the member of record, you will need to contact your brokerage firm, bank, fiduciary, trustee, custodian or other nominee to revoke any prior voting instructions.
PLEASE INDICATE YOUR SELECTIONS BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX(ES) RELATING TO EACH PROPOSAL WITH BLUE OR BLACK INK.
PROPOSAL 1 — RECLASSIFY THE COMPANY’S UNITS:Proposal to approve the reclassification of our units into Series A Units, Series B Units, Series C Units and Series D Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934. Proposal 1 is conditioned on the approval of Proposal 2, Proposal 3 and Proposal 4. If Proposal 1 is not approved, all of Proposals 1, 2, 3 and 4 will fail. Our Board of Directors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 2 — AMEND AND RESTATE OUR FIFTH AMENDED AND RESTATED OPERATING AGREEMENT TO CREATE FOUR CLASSES OF UNITS: Proposal to amend and restate our Fifth Amended and Restated Operating Agreement to provide for four separate and distinct series of units: Series A Units, Series B Units, Series C Units and Series D Units as set forth in the proposed Sixth Amended and Restated Operating Agreement to effect the Reclassification and to modify the Current Operating Agreement to better align with the Company’s status as a private company. Proposal 2 is conditioned on the approval of Proposal 1, Proposal 2 and Proposal 4. If Proposal 2 is not approved, all of Proposals 1, 2, 3 and 4 will fail. Our Board of Directors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 3 — AMEND AND RESTATE OUR FIFTH AMENDED AND RESTATED OPERATING AGREEMENT TO MODIFY THE VOTING RIGHTS OF OUR MEMBERS: Proposal to amend and restate our Fifth Amended and Restated Operating Agreement to amend the voting provisions in connection with the Reclassification and to modernize certain voting thresholds and provide the Board flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law. Proposal 3 is conditioned on the approval of Proposal 1, Proposal 2 and Proposal 4. If Proposal 3 is not approved, all of Proposals 1, 2, 3 and 4 will fail. Our Board of Directors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
A-1

PROPOSAL 4 — AMEND AND RESTATE OUR FIFTH AMENDED AND RESTATED OPERATING AGREEMENT TO CREATE NEW TRANSFER RESTRICTIONS AND COMPANY PURCHASE RIGHTS: Proposal to amend and restate our Fifth Amended and Restated Operating Agreement to incorporate additional transfer restrictions and Company purchase rights as set forth in the proposed Sixth Amended and Restated Operating Agreement to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company. Proposal 4 is conditioned on the approval of Proposal 1, Proposal 2 and Proposal 3. If Proposal 4 is not approved, all of Proposals 1, 2, 3 and 4 will fail. Our Board of Directors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
PROPOSAL 5 — ADJOURNMENT OR POSTPONEMENT: Proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration. This Proposal 5 is not conditioned on the approval of any other proposal. Our Board of Directors recommends a vote “FOR” this proposal.
☐ FOR	☐ AGAINST	☐ ABSTAIN
NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, it is intended that units represented by proxies will be voted in the discretion of the proxy holders.
PLEASE SIGN, DATE AND RETURN THIS PROXY as soon as possible to Southwest Iowa Renewable Energy, LLC, 10868 189th Street, Council Bluffs, Iowa 51503.
Signature	*Signature	Date

Title	Title

Print Name	Print Name
(PLEASE PRINT YOUR NAME CLEARLY)	(PLEASE PRINT YOUR NAME CLEARLY)

Address of Unit Holder:	Address of Unit Holder:

City, State, Zip	City, State, Zip
Please sign your name exactly as it appears on the unit certificate. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. *If units are held jointly, each holder should sign.
A-2

APPENDIX B

FORM OF TRANSMITTAL LETTER
SOUTHWEST IOWA RENEWABLE
ENERGY, LLC
10868 189th Street,
Council Bluffs, Iowa 51503
Name [Address]	[•], 2023
[city, state, zip code];

Re: Southwest Iowa Renewable Energy, LLC Membership

Certificates
Dear Member:
As you know, the Members of Southwest Iowa Renewable Energy, LLC (the “Company”) affirmatively voted on [•], 2023, to reclassify the units of the Company into four series of units: Series A Units, Series B Units, Series C Units and Series D Units. We now ask that you return your original membership certificate(s) to the Company so that we may re-issue a new certificate to you which will identify the series of units you now own. If your original membership certificates are being held by a bank as security interest for debt or by a trustee or other third party, please make arrangements with such third parties to return your original membership certificates as soon as possible.
Please mail or hand-deliver your membership certificates to:
Southwest Iowa Renewable Energy, LLC
10868 89th Street
Council Bluffs, IA 51503
Please feel free to contact [•] at [•] if you have any questions regarding the return of your membership certificates.
Very truly yours,
B-1

APPENDIX C

PROPOSED OPERATING AGREEEMENT
(Blacklined Version)
~~FIFTH~~SIXTH AMENDED AND RESTATED

OPERATING AGREEMENT

OF

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Dated: ~~June 19, 2020~~
[
•
], 2023

~~FIFTH~~
SIXTH
 AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SOUTHWEST IOWA RENEWABLE ENERGY, LLC

SIXTH AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
THIS ~~FIFTH~~
SIXTH
 AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into effective as of the ~~19th~~[•] day of ~~June, 2020~~[•], 2023, by and among Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), each of the Persons identified as Members on ~~attached Exhibit “A”~~the Company’s Unit Holder Register and any other Persons that may from time-to-time be subsequently admitted as Members of the Company in accordance with the terms of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Section 1.10.
In consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I. THE COMPANY
1.1 Formation. The Company was formed as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of State on March 28, 2005. This Agreement amends and replaces in its entirety the ~~Fourth~~Fifth Amended and Restated Operating Agreement of Company dated March 21, 2014.
1.2 ~~Name~~.Name. The name of the Company is “Southwest Iowa Renewable Energy, LLC,” and all business of the Company shall be conducted in such name.
1.3 Purposes; Powers. The nature of the business and purposes of the Company are to: (i) own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and by-product production facilities; (ii) process feedstock into ethanol and related by-products, and market such ethanol and by-products; and (iii) engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to, and in furtherance of, the purposes of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Article V of this Agreement.
1.4 Principal Place of Business. The Company shall continuously maintain a principal place of business in the State of Iowa, at such location as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal place of business.
1.5 Term. The term of the Company commenced on the date the Articles were filed with the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Article X of this Agreement.
1.6 Registered Agent. The Company shall continuously maintain a registered office and a registered agent for service of process in the State of Iowa and in any other state in which it is required by law to do so. The name and address of the Company’s initial Registered Agent in Iowa shall be William E. Hanigan, 666 Grand Avenue, Suite 2000, Des Moines, Iowa 50309.
1.7 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and not in the name of any Member, and no Member shall have any ownership interest in such Property, except as a Member of the Company. Each Member’s interest in the Company shall be personal property for all purposes.
1.8 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.9 Independent Activities; Transactions With Affiliates.
(a) The Directors shall be required to devote such time to the business and affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that they deem appropriate in their discretion.
(b) Neither this Agreement nor any activity undertaken pursuant hereto shall: (i) prevent any Member or Director or their Affiliates from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any other Member; or (ii) require any Member or Director to permit the Company or any other Director or Member or their Affiliates to participate in any such activities. Except as expressly provided in this Section 1.9(b), as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes and renounces any such right or claim of participation.
(c) No contract or transaction between the Company and one or more of its Members, or between the Company and any other Person in which one or more of the Members is a director, manager or officer, or in which such Member has a financial interest, shall be void or voidable
(i)  solely because of such relationship, (ii) solely because a Director appointed or elected by such Member is present at, or participates in, the meeting of the Directors at which such contract or transaction is authorized, or (iii) solely because a Director appointed or elected by such Member votes are counted for such authorization; provided, however, the material facts as to the relationship are disclosed to the Directors and a majority of the disinterested Directors authorize such contract or transaction, regardless of whether the disinterested Directors constitute a quorum.
1.10 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
(a) “Act” means the Iowa Limited Liability Company Act, as amended from time to time, or any corresponding provisions of any succeeding law.
(b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) crediting to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
(c) “Affected Member” has the meaning set forth in Section 9.5(a).
~~(c)~~(d) “Affected Tax Return” has the meaning set forth in Section 7.4(c) of this Agreement.
~~(d)~~(e) “Affiliate” means, with respect to any Person or entity: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person or entity; (ii) any officer, director, general partner, member or trustee of any such Person or entity; or (iii) any Person or entity who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect a majority of the directors, managers, or persons exercising similar authority with respect to such Person or entities.
~~(e)~~(f) “Agreement” means the Company’s ~~Fifth~~Sixth Amended and Restated Operating Agreement, as amended from time to time.
(g) “Appointment Period” has the meaning set forth in Section 9.7(b).
~~(f)~~(h) “Articles” means the Company’s Articles of Organization on file with the Iowa Secretary of State’s Office, as amended from time to time.
~~(g)~~(i) “Assignee” means a transferee of Units who is not admitted as a Substitute Member pursuant to Section 9.~~10~~16 of this Agreement.
(j) “Bankruptcy” means and shall be deemed to have occurred as to any Person when: (i) such Person makes a general assignment for the benefit of creditors; (ii) such Person files a voluntary bankruptcy petition; (iii) such Person becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceeding; (iv) such Person files a petition or answer seeking its reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law; (v) such Person files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in a proceeding of the types described in clauses (i) through (iv) above; (vi) such Person seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of such Person or of all or any substantial part of such Person’s properties; (vii) sixty (60) days expire after the date of the commencement against such Person of a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law if the proceeding has not been previously dismissed; or (viii) sixty (60) days expire after the date of the appointment, without such Person’s consent or acquiescence, of a trustee, receiver, or liquidator of such Person or of all or any substantial part of such Person’s properties if the appointment has not previously been vacated or stayed, or sixty (60) days expire after the date of expiration of a stay, if the appointment has not previously been vacated.
~~(h)~~(k) “Budget Act” has the meaning set forth in Section 7.4(b) of this Agreement.
(l) “Call Notice” has the meaning set forth in Section 9.6(b).
(m) “Call Right” has the meaning set forth in Section 9.6(a).
(n) “Called Member” has the meaning set forth in Section 9.6(a).
(o) “Called Units” has the meaning set forth in Section 9.6(a).
~~(i)~~(p) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3 of this Agreement.
~~(j)~~(q) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars), and the initial Gross Asset Value of any assets or property other than money, contributed by the Member or such Member’s predecessors in interest to the Company, (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units held or purchased by such Member, including additional Capital Contributions.
(r) “Change of Control” has the meaning set forth in Section 9.17(a).
(s) “Classification” refers to the division of the Units into four different series such that the Company has fewer than three hundred (300) holders of records of the Series A Units resulting in a suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended, upon the making of the required filings with the Securities and Exchange Commission.
(t) “Classification Date” means 5:00 pm on [•], 2023.
~~(k)~~(u) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
~~(l)~~(v) “Company” means Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company.
(w) “Company Confidential Information” has the meaning set forth in Section 7.6(a).
~~(m)~~(x) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
~~(n)~~(y) “Debt” means: (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by notes, bonds or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company, whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations, contingent or otherwise, under direct or indirect guarantees of indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above. Notwithstanding the foregoing, however, Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
~~(o)~~(z) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
~~(p)~~(aa) “Director” means any Person who: (i) is elected as a Director pursuant to Article V of this Agreement or who has otherwise become a Director pursuant to the terms of this Agreement; and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” mean all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
~~(q)~~(bb) “Dissolution Event” shall have the meaning set forth in Section 10.1 of this Agreement.
(cc) ~~“Effective Date~~Drag-Along Member” has the meaning set forth in Section 9.17(a).
(dd) “Drag-Along Notice” has the meaning set forth in Section 9.17(c).
(ee) “Drag-Along Sale” has the meaning set forth in Section 9.17(a).
(ff) “Dragging Members” has the meaning set forth in Section 9.17(a).
~~(r)~~(gg) “Exchange Act” means ~~June 19, 2020~~the Securities Exchange Act of 1934, as amended.
~~(s)~~(hh) “Facilities” means the ethanol and by-product production  facilities ~~to be constructed and~~ operated by the Company in or around Council Bluffs, Iowa.
~~(t)~~(ii) “Fiscal Year” means: (i) any twelve-month period commencing on October 1 and ending on September 30; and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Article X of this Agreement, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.
~~(u)~~(jj) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
~~(v)~~(kk) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors, provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 of this Agreement shall be as set forth in such Section; (ii) The Gross Asset Values of all Company assets may, in the discretion of the Directors, be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) upon the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) upon the distribution by the Company to a Member of more than a de minimis amount of Company Property as consideration for an interest in the Company; and (C) upon the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased or decreased, as applicable, to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(g) of this Agreement; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv) of this paragraph, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
(ll) “Involuntary Transfer Event” has the meaning set forth in Section 9.5(a).
(mm) “Involuntary Transfer Event Notice” has the meaning set forth in Section 9.5(b).
~~(w)~~(nn) “Issuance Items” has the meaning set forth in Section 3.3(h) of this Agreement.

~~(x)~~(oo) “Liquidation Period” has the meaning set forth in Section 10.6 of this Agreement.
~~(y)~~(pp) “Liquidator” has the meaning set forth in Section 10.8 of this Agreement.
~~(z)~~(qq) “Member” means any Person: (i) whose name is set forth as such on ~~Exhibit “A” attached hereto~~the Unit Holder Register as it may be amended from time to time, or who has become a Member pursuant to the terms of this Agreement; and (ii) who is the owner of one or more Units and has not ceased to be a Member pursuant to the terms of this Agreement. “Members” means all such Persons, including all Series A Members, Series B Members, Series C Members and Series D Members and means all Members regardless of the series or class of Units held when no distinction is required by the context in which the term is used.
(rr) “Member Representative” has the meaning set forth in Section 9.5(b).
~~(aa)~~(ss) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company as required by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
~~(bb)~~(tt) “Membership Interest” means collectively, the Membership Economic Interest and the Membership Voting Interest.
~~(cc)~~(uu) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or as required by the Act.
~~(dd)~~(vv) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for Company expenses, debt payments, capital improvements, replacements and contingencies, all as reasonably determined by the Directors, plus any reduction in the amount of reserves, all as may be reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by Depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves previously established.
~~(ee)~~(ww) “New Securities” means Series A Units of the Company, and rights, options or warrants to purchase Series A Units of the Company, and securities of any type whatsoever that are, or may become, convertible or exchangeable into Series A Units
~~(ff)~~(xx) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
~~(gg)~~(yy) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
~~(hh)~~(zz) “Officer” has the meaning set forth in Section 5.24 of this Agreement.
~~(ii)~~(aaa) “Partnership Adjustment Procedures” has the meaning set forth in Section 7.4(b) of this Agreement.
~~(jj)~~(bbb) “Partnership Representative” has the meaning set forth in Section 7.4(c)(i) of this Agreement.
~~(kk)~~(ccc) “Permitted Transfer” has the meaning set forth in Section 9.1 of this Agreement.
~~(ll)~~(ddd) “Person” means any individual, general or limited partnership, joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
~~(mm)~~(eee) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value above, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset)

or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 3.3, 3.4 and 3.5 of this Agreement shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3, 3.4 and 3.5 of this Agreement shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
~~(nn)~~(fff) “Property” means all real and personal property owned or acquired by the Company (including cash), and any improvements thereto, and shall include both tangible and intangible property.
(ggg) “Proposal Solicitation Notice” has the meaning set forth in Section 6.14(c).
(hhh) “Proposed Transfer” has the meaning set forth in Section 9.4(a).
(iii) “Proposed Transfer Notice” has the meaning set forth in Section 9.4(a).
(jjj) “Purchase Price” has the meaning set forth in Section 9.7(a).
(kkk) “Purchase Notice” has the meaning set forth in Section 9.5(d).
(lll) “Purchased Units” has the meaning set forth in Section 9.7(a).
~~(oo)~~(mmm) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
~~(pp)~~
(nnn)
“Regulatory Allocations” has the meaning set forth in Section 3.4 of this Agreement.
(ooo) “Right of First Refusal” has the meaning set forth in Section 9.4(a).
~~(qq)~~(ppp) “Securities Act” means the Securities Act of 1933, as amended.
(qqq) “Selling Member” has the meaning set forth in Section 9.7(b).
(rrr) “Series A ~~Units~~Member” means a Member holding ~~one or more~~ any Series A Units.
~~(rr)~~(sss) “Series A Unit(s)” means an ownership interest in the Company represented by Units that have been classified as “Series A Units” including all of the ~~Company issued as described in Section 6.1(a).~~privileges, preferences, and rights specified with respect to Series A Units set forth in this Agreement and all obligations of a Person holding Series A Units to comply with the terms and provisions of this Agreement.
(ttt) “Series B Member” means a Member holding ~~one or more~~ any Series B Units.
(uuu) “Series B Unit(s)” means an ownership interest in the Company represented by Units that have been classified as “Series B Units” including all of the privileges, preferences, and rights specified with respect to Series B Units set forth in this Agreement and all obligations of a Person holding Series B Units to comply with the terms and provisions of this Agreement.
(vvv) “Series C Member” means a Member holding ~~one or more~~ any Series C Units.
(www) “Series C Unit(s)” means an ownership interest in the Company represented by Units that have been classified as “Series C Units” including all of the privileges, preferences, and rights specified with respect to Series C Units set forth in this Agreement and all obligations of a Person holding Series C Units to comply with the terms and provisions of this Agreement.

(xxx) “Series D Member” means a Member holding one or more Series D Units.
(yyy)  “Series D Unit(s)” means an ownership interest in the Company represented by Units that have been classified as “Series D Units” including all of the privileges, preferences, and rights specified with respect to Series D Units set forth in this Agreement and all obligations of a Person holding Series D Units to comply with the terms and provisions of this Agreement.
(zzz) “Substitute Member” means any Person who is a transferee of a Unit and who has been admitted as a Member with respect to such Unit pursuant to the procedures set forth in Section 9.16.
~~(ss)~~(aaaa) “Tax Matters Member” has the meaning set forth in Section 7.4(b) of this Agreement.
~~(tt)~~(bbbb) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, to voluntarily or involuntarily transfer, give, sell, exchange, assign, pledge, bequest, hypothecate or otherwise dispose of.
~~(uu)~~(cccc) “Transfer Restrictions” means the restrictions on, conditions to and obligations applicable to, a Transfer of Units as set forth in Article IX ~~and~~or in the Unit Transfer Policy ~~attached as Exhibit “C.”~~, including, without limitation, the obligations to offer Units for sale to the Company pursuant to Section 9.5 (Right of First Refusal) and Section 9.6 (Company Purchase Right – Involuntary Transfer).
(dddd) “Transfer Units” has the meaning set forth in Section 9.4(a).
(eeee) “Transferring Member” has the meaning set forth in Section 9.4(a).
~~(vv)~~(ffff) “Unit” means an ownership interest in the Company issued in consideration of a Capital Contribution made as provided in Article II of this Agreement, issued in the form of Series A Units, Series B Units, Series C Units, Series D Units or such other series or classes as issued pursuant to this Agreement~~.~~ and when there is no distinction required by the context in which the term “Unit” is used, means all Series A Units, Series B Units, Series C Units, Series D Units or such other series or classes as issued pursuant to this Agreement.
~~(ww)~~(gggg) “Unit Holder” means any Person who is the owner of one or more Units. “Unit Holders” means all such Persons including all Persons holding Series A Units, Series B Units, Series C Units and Series D Units and means all owners of any series or class of Units when no distinction is required by the context in which the term is used.
~~(xx)~~(hhhh) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
~~(yy)~~(iiii) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
~~(zz)~~(jjjj) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
~~(aaa)~~(kkkk) ~~(aaa)~~ “Unit Holder Register” means the register maintained by the Company at its principal office or by the Company’s duly appointed agent, setting forth the name, address and Capital Contributions of each Unit Holder (or such Unit Holder’s predecessors in interest), and the number of Units, certificate number(s) and date of issuance of Units issued to each Unit Holder, which register shall be modified from time to time as additional Units are issued and as Units are Transferred pursuant to this Agreement.
~~(bbb)~~(llll) ~~(bbb)~~ “Unit Transfer Policy” is the policy for Transferring Units attached as Exhibit ~~“C.”~~B.
ARTICLE II. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Initial Capital Contributions. The name, address, Capital Contribution and Units quantifying the Membership Interest of each of the Members ~~are set forth on Exhibit “A” attached hereto, and shall also~~shall be set forth on the Unit Holder Register.
2.2 Additional Capital Contributions; Additional Units~~.~~. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. ~~Subject to Section 5.6, additional~~Additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Persons acquiring such Units.
2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
(a) To each Unit Holder’s Capital Account there shall be credited: (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 3.3, 3.4 and 3.5 of this Agreement; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
(b) To each Unit Holder’s Capital Account there shall be debited: (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 3.3, 3.4 and 3.5 of this Agreement; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
(d) In determining the amount of any liability for purposes of subparagraphs (a) and
(b) above, Code Section 752(c) and any other applicable provisions of the Code and Regulations shall be taken into account.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent therewith. In the event the Directors determine that it is prudent to modify the manner in which Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article X of this Agreement upon the dissolution of the Company. The Directors also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
ARTICLE III. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Sections 3.3, 3.4 and 3.5 of this Agreement, Profits for any Fiscal Year shall be allocated pro rata among the Unit Holders in proportion to Units held, regardless of series or class.
3.2 Losses. After giving effect to the special allocations in Sections 3.3, 3.4 and 3.5 of this Agreement, Losses for any Fiscal Year shall be allocated pro rata among the Unit Holders in proportion to Units held, regardless of series or class.
3.3 Special Allocations. The following special allocations shall be made in the following order:
(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Article III, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Article III, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article III have been tentatively made as if this Section 3.3(c) were not in the Agreement.
(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of: (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, then in such circumstance each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article III have been made as if Sections 3.3(c) and 3.3(d) were not in this Agreement.
(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

3.4 Regulatory Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Unit Holders that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Article III (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Unit Holder’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Unit Holder would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 of this Agreement shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 of this Agreement, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
(a) For purposes of determining Profits, Losses and any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.
(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Article III and hereby agree to be bound by the provisions of this Article III in reporting their shares of Company income and loss for income tax purposes.
(c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company Profits shall be deemed to be as provided in the Capital Accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
(d) Profits and Losses to the Unit Holders shall be allocated among the Unit Holders in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
3.7 Tax Allocations; Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value. In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value in Section 1.10(t) of this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

3.8 Tax Credit Allocations. All income tax credits with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective Membership Interests for the Fiscal Year during which the expenditure, production, sale or other event giving rise to such credits occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of Regulations Section 1.704-1(b)(4)(ii) and shall be interpreted consistently therewith.
ARTICLE IV. DISTRIBUTIONS
4.1 Net Cash Flow. Subject to the terms and conditions of any applicable loan covenants and restrictions, the Directors, in their sole discretion, shall make distributions of Net Cash Flow, if any, to the Unit Holders on a pro rata basis in proportion to Units held regardless of class or series. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations, to the Unit Holders and to pay over to any federal, state, local or foreign government, any amounts required to be so withheld, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Article IV and in Article X of this Agreement. Notwithstanding any other provision, no distribution shall be made if not permitted to be made under the Act.
ARTICLE V. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement or required by law, the Directors shall direct the business and affairs and exercise all of the powers of the Company, and shall adopt such policies, rules, regulations and actions as they deem advisable. Subject to Section 5.6 of this Agreement and any other express provisions of this Agreement to the contrary, the business and affairs of the Company shall be managed by and under the direction of the Directors and not by the Members.
5.2 Number of Directors; Term of Office.
(a) The number of Directors shall not be less than five (5) nor more than seven (7), with the exact number within such range to be determined and established from time to time by a majority vote of the Directors.
(b) The Directors shall be divided into four classes based on their term of office, with the number of Directors in each such class to be determined by the Directors, but with each class to be as nearly equal in number as possible. Each Director shall serve a term of four (4) years. If at any time the number of Directors is changed, the terms shall be adjusted, as necessary. The term of each of the individuals serving in one class of the Directors shall expire each year at the annual meeting of the Members for that year, and each individual elected by the holders of ~~Series A~~ Units to succeed that class of the Directors shall be elected to serve until the fourth annual meeting of the Members which follows the annual meeting at which such individual was elected and until his or her successor shall have been elected, or until his or her death or resignation or removal in accordance with the terms of this Agreement.
(c) In the event of an increase in the number of Directors, the Directors shall designate the class of the Directors to which such additional position shall be assigned, but with each class to be as nearly equal in number as possible following such increase in the number of the Directors. An individual elected by the Directors to fill an increase in the number of Directors shall continue to serve as a Director only until the next annual meeting of the Members at which time the holders of Series A Units shall elect an individual to such Director position, who shall serve for the remainder of the unexpired term of such Director position and until his or her successor shall have been elected or until his or her death or resignation or removal in accordance with the terms of this Agreement.
(d) Any vacancy occurring in any Director position, for whatever reason, shall be filled in the manner provided in Section 5.14.

(e) In the event of a decrease in the number of Directors, the Directors shall designate the class of Directors from which such decrease shall occur, but with each class to be as nearly equal in number as possible following such decrease in the number of Directors. No decrease in the number of Directors shall have the effect of terminating or shortening the term of any then incumbent Director.
5.3 Election of Directors.
(a) Members holding ~~Series A~~ Units (regardless of class or series) shall have the right to elect the Directors and all Directors shall be elected by a plurality vote of the Members, voting as a single series, represented in person or by proxy at a meeting at which a quorum is present.
(b) Nominees for a Director position up for election shall be named by the then-current Directors or by a nominating committee established by the Directors. ~~Any Member that intends to nominate a Person for election as a Director may do so only if~~ In addition, either (A) Series A Members holding Series A Units representing at least five percent (5%) of the total outstanding Membership Voting Interests or (B) Series B Members holding Series B Units representing at least ten percent (10%) of the outstanding Membership Voting Interests, may nominate a Person for election as a Director; provided that written notice of such Member’s intent to make such nomination is given one hundred twenty (120) calendar days prior to the one year anniversary of the date on which the Company delivered the prior year’s proxy statement or notice of annual meeting to ~~Series A~~the Members. Each such notice shall set forth: (i) the name and address of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Series ~~A~~ A Units or Series B Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the Person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other Person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director if so elected; and (vii) in the case of a nomination made by a Series A Member, a nominating petition signed and dated by the holders of Series A Units representing at least five percent (5%) of the then outstanding ~~Series A Units~~ Membership Voting Interests or in the case of a nomination made by a Series B Member, a nominating petition signed and dated by the holders of Series B Units representing at least ten percent (10%) of the then outstanding
Membership Voting Interests, which nomination petition shall clearly ~~setting~~set forth the proposed nominee as a candidate for the Director’s seat to be filled. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if so determined, the defective nomination shall be disregarded. Series C Members and Series D Members shall not have the right to nominate a Person for election as a Director.
5.4 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, including the limitations set forth in Sections 5.6(a) through 5.6(g) of this Agreement, and the Act, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform, and the further right and power by resolution to delegate to the Officers or such other Persons as the Directors deem appropriate, the right and power to do or perform, the following:
(a) Conduct the business and carry on the operations of the Company, and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country, which may be necessary or convenient to effect any or all of the purposes for which the Company is organized;
(b) Acquire by purchase, lease or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(c) Operate, maintain, finance, improve, construct, own, operate, sell, convey, assign, mortgage and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
(d) Execute any and all agreements, contracts, documents, certifications and instruments necessary or convenient in connection with the management, maintenance and operation of the business and affairs of the

Company, including executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and where permitted, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge or other lien on any Company assets;
(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract or other instrument purporting to convey or encumber any or all of the Company assets;
(g) Prepay in whole or in part, refinance, increase, modify or extend any liabilities affecting the assets of the Company and in connection therewith, execute any extensions or renewals of encumbrances on any or all of such assets;
(h) Care for and distribute funds to the Members by way of cash income, return of capital or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company and this Agreement;
(i) Contract on behalf of the Company for the employment and services of employees and independent contractors, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
(j) Engage in any kind of activity and perform and carry out contracts of any kind necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement or the Articles, as may be necessary or appropriate to accomplish the purposes of the Company;
(l) Institute, prosecute, defend, settle, compromise and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and engage counsel or others in connection therewith;
(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
(n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Interests and Units in consideration for such Capital Contribution as provided in Section 6.1(d); and
(o) Indemnify Members, Directors or Officers, or former Members, Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.5 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action.
5.6 Restrictions on Authority of Directors.
(a) Series A Member Approval Rights. Notwithstanding any provision in this Agreement to the contrary, the Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the ~~unanimous~~ consent of holders of a majority of the Membership Voting Interests held by Series A Members:

(i) Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 of this Agreement;
(ii) Knowingly engage in any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement; ~~or~~
(iii) Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose~~.~~; or
~~(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of sixty-six and two-thirds percent (66 2/3%) of the Membership Voting Interests:~~
~~(i) Merge, consolidate, exchange, sell or otherwise dispose of all or substantially all of the Property;~~
~~(ii)~~(iv) Make an election for the Company to be classified for income tax purposes as an association taxable as a corporation;.
~~(iii) Cause the Company to acquire any equity or debt securities of any Director or Member or any of their Affiliates, or otherwise make loans to any Director or Member or any of their Affiliates; or~~
(b) Series A Member, Series B Member and Series C Member Approval Rights. Notwithstanding any provision in this Agreement to the contrary, the Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the consent of holders of a majority of the Membership Voting Interests held by Series A Members, Series B Members and Series C Members, voting together as a single series:
(i) Merge, consolidate, exchange, sell or otherwise dispose of all or substantially all of the Property; or
~~(iv)~~(ii) Take any action to cause a Dissolution Event as defined in Section 10.1 (other than seeking approval of Members as provided in this Section).
~~The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Director that are specified in the Act as requiring the consent or approval of the Members. Unless otherwise required by this Agreement or the Act, any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.~~
(c) ~~Meetings~~.Series A Member Additional Approval Rights. Notwithstanding any provision in this Agreement to the contrary and in addition to the voting rights granted to the Series A Members in Sections 5.6(a) and 5.6(b) above or otherwise expressly provided to Series A Members elsewhere in this Agreement, the Directors shall not, without the consent of holders of a majority of the Membership Voting Interests held by the Series A Members, amend, alter or repeal any provision of the Company’s Articles of Formation or this Agreement in a manner that would (i) modify the limited liability of the Series A Members or (ii) adversely affect in any material respect the Membership Economic Interests of the Series A Member.
(d) Series B Member Additional Approval Rights. Notwithstanding any provision in this Agreement to the contrary and in addition to the voting rights granted to the Series B Members in Section 5.6(b) above or otherwise expressly provided to Series B Members elsewhere in this Agreement, the Directors shall not, without the consent of holders of a majority of the Membership Voting Interests held by the Series B Members, amend, alter or repeal any provision of the Company’s Articles of Formation or this Agreement in a manner that would (i) modify the limited liability of the Series B Members or (ii) adversely affect in any material respect the Membership Economic Interests of the Series B Member.
(e) Series C Member Additional Approval Rights. Notwithstanding any provision in this Agreement to the contrary and in addition to the voting rights granted to the Series C Members in Section 5.6(b) above or otherwise expressly provided to Series C Members elsewhere in this Agreement, the Directors shall not, without the consent of holders of a majority of the Membership Voting Interests held by the Series C Members, amend, alter or repeal any provision of the Company’s Articles of Formation or this Agreement in a manner that would (i) modify the limited liability of the Series C Members or (ii) adversely affect in any material respect the Membership Economic Interests of the Series C Member.

(f) Series D Member Additional Approval Rights Notwithstanding any provision in this Agreement to the contrary and in addition to the voting rights expressly provided to Series D Members elsewhere in this Agreement, the Directors shall not, without the consent of holders of a majority of the Membership Voting Interests held by the Series D Members, amend, alter or repeal any provision of the Company’s Articles of Formation or this Agreement in a manner that would (i) modify the limited liability of the Series D Members or (ii) adversely affect in any material respect the Membership Economic Interests of the Series D Member.
(g) Approval Rights Required by the Act. Notwithstanding any provision in this Agreement to the contrary, to the extent the Act provides that any requirement to obtain consent of the holders of the majority of the Membership Voting Interests held by the Members for a particular action may not be waived, varied or altered in an operating agreement, the Directors shall not have authority to, and they covenant and agree that they shall not, take any such action without the consent of at least a majority of the Membership Voting Interests of the outstanding Units of all classes or series, voting together as a single series.
5.7 Meetings. A regular meeting of the Directors shall be held, without other notice than this Section, immediately after, and at the same place as, the annual meeting of the Members. Additionally, the Directors may, by resolution, prescribe the time and place for holding regular meetings and may provide that such resolution constitutes notice thereof. If the Directors do not prescribe the time and place for the holding of regular meetings, such regular meetings shall be held at the time and place specified in the notice of each such regular meeting. Unless otherwise prescribed by statute, special meetings may be called by, or at the request of, the Chairman or any two (2) or more Directors. The Directors may designate any location as the place of any regular or special meeting. If no designation is made, the place of meeting shall be the principal office of the Company.
5.8 Notice. Notice shall be given to each Director with respect to any special meeting of the Directors, stating the date, time and place of the meeting. Such notice shall be given at least two (2) days prior thereto and shall be in writing, unless oral notice is reasonable under the circumstances. If mailed, such notice shall be deemed to be delivered on the earlier of five (5) days after deposit in the U.S. mail addressed to the Director’s address as shown on the Company’s records with postage prepaid, or upon receipt. Any Director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the Director entitled to notice, and filed with the minutes relating to the action taken. A Director’s attendance at a meeting shall constitute a waiver of notice of such meeting, except where such Director attends the meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors need be specified in the notice or waiver of notice of such meeting.
5.9 Conduct of Meeting. All Directors, to the extent possible, shall personally attend all Directors meetings. However, any Director may participate in any regular or special meeting by any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person.
5.10 Quorum. A majority of the duly elected and qualified Directors shall constitute a quorum for the transaction of business. If less than a quorum is represented at a meeting, the Directors represented may adjourn the meeting and reschedule it for a later date without further notice. At such adjourned and rescheduled meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. Directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of Directors to leave less than a quorum.
5.11 Manner of Acting; Informal Action. Except as otherwise provided in this Agreement, the act of a majority of the Directors at a meeting at which a quorum is present shall be the act of the Directors. Unless otherwise provided by law, any action required or permitted to be taken at a meeting of the Directors may be taken without a meeting if a consent in writing setting forth the action so taken is signed by all Directors entitled to vote with respect the subject matter thereof.
5.12 Presumption of Assent. A Director present at a meeting shall be presumed to have assented to action taken, unless the dissent of such Director is entered in the minutes of the meeting or unless such Director files a written dissent to such action with the other Directors before the adjournment thereof or forwards such dissent by mail to the other Directors immediately after the adjournment thereof. Such right to dissent shall not apply to a Director who voted in favor of an action.

5.13 Removal of Directors. Members may remove a Director, with or without cause, at a meeting called for that purpose, if notice has been given that a purpose of the meeting is such removal.
5.14 Vacancies. Any vacancy occurring in the Directors may be filled by the affirmative vote of a majority of the remaining Directors even if the remaining Directors constitute less than a quorum of the Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of such Director’s predecessor in office.
5.15 Compensation. The Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, officers or otherwise, and to provide for reimbursement to Directors of their reasonable expenses of attending Directors’ meetings.
5.16 Committees; Authority. The Directors may create such committees, and appoint such Directors to serve on them, as the Directors deem appropriate. Each committee must have two (2) or more Directors, who serve at the pleasure of the Directors. The creation of a committee, and the appointment of Directors to serve on it, must be approved by a majority of the Directors. The procedural requirements for Director meetings under this Article V shall also apply to committee meetings. Committees of the Directors may exercise only those aspects of the Directors’ authority which are expressly conferred by the Directors by express resolution. Notwithstanding the foregoing, however, a committee may not, under any circumstances: (i) apportion or authorize distributions; (ii) approve or propose any action for which the Act requires Member approval; (iii) elect Officers; (iv) fill vacancies of Directors or on any of its committees; (v) adopt, amend,or repeal the Articles or this Agreement; (vi) approve a plan of merger; (vii) authorize or approve the reacquisition of Units, except according to a formula or method prescribed by the Directors; or(ix) authorize or approve the issuance or sale or contract for sale of Units or determine the designation and relative rights, preferences, and limitations of a class or series of Units.
5.17 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such potential financial interest was reasonably disclosed at the time of such vote.
5.18 Duties and Obligations of Directors. The Directors shall take all actions which may be necessary or appropriate: (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged; and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.19 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall be appointed by the Directors and preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office. Each Chairman or Vice Chairman shall be chosen from individuals serving as Directors.
5.20 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of substantial operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.
5.21 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
5.22 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person(s) authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.23 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.24 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.25 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
5.26 Limitation of Liability; Indemnification. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer shall be personally liable for any debt, obligation or liability of the Company merely by reason of being a Member, Director or Officer. Furthermore, to the maximum extent permitted under the Act, the liability of Directors and Officers shall be eliminated, and no Director or Officer shall be personally liable to the Company or its Members for monetary damages for, any action taken, or any failure to take action, as a Director or Officer, except for liability for any of the following:
(a) The amount of a financial benefit received by the Director or Officer to which the Director or Officer is not entitled;
(b) An intentional infliction of harm on the Company or its Members;
(c) A violation of Section 807 of the Act;
(d) An intentional violation of criminal law.
To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save and hold harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited by the Act. The Company may purchase and maintain insurance on behalf of any Director or Officer in his or her official capacity against any liability described in this Section, whether or not the Company would otherwise be required to indemnify such Director or Officer against such liability.

ARTICLE VI. MEMBERSHIP UNITS; MEMBERS
~~6.1~~ Membership Units~~.~~. The authorized capital of the Company shall consist solely of the ~~following~~series or classes of Units~~,~~ created by the Board and having the rights, powers and preferences ~~herein~~ described~~:~~
~~(a)~~6.1 ~~The Company may issue Series A Units~~ in ~~such amounts, at such times, to such Persons and on such other terms and conditions as the Directors may determine.~~this Agreement. Ownership of one or more ~~Series A Units~~Unit shall entitle a Member to the Membership Voting Interest, Membership Economic Interest and other rights ~~and obligation~~available to a Member holding the respective series or class of Units as expressly set forth in this Agreement.
6.2 Classification of Units. Effective as of the Classification Date, there shall be four series of Units such that:
(a) Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of eleven (11) or more Units on the Classification Date shall, by virtue of this Section 6.2(a) and without any action on the part of the holder thereof, hereafter remain classified as a Series A Unit.
(b) Each Unit outstanding immediately prior to the Classification Date, regardless of class or series owned by a Member who is the holder of record of ten (10) to seven (7) Units on the Classification Date shall, by virtue of this Section 6.2(b) and without any action on the part of the holder thereof, hereafter be classified as a Series B Unit.
(c) Each Unit outstanding immediately prior to the Classification Date, regardless of class or series owned by a Member who is the holder of record of six (6) Units on the Classification Date shall, by virtue of this Section 6.2(c) and without any action on the part of the holder thereof, hereafter be classified as a Series C Unit.
(d) Each Unit outstanding immediately prior to the Classification Date, regardless of class or series owned by a Member who is the holder of record of one (1) to five (5) Units on the Classification Date shall, by virtue of this Section 6.2(d) and without any action on the part of the holder thereof, hereafter be classified as a Series D Unit.
Upon the classification of the Units in accordance with this Section 6.2, the Company shall update the Unit Holder Register to reflect the appropriate classification of each issued and outstanding Unit without any affirmative obligation of any Member or the Company to amend or reissue any previously issued membership certificates representing Units of the Company.
6.3 Automatic Conversion of Units.
(a) At any time after the Classification Date, upon the Transfer of any Unit(s) (regardless of series or class) to a Member that results in such Member becoming a holder of record of eleven (11) or more Units (regardless of class or series), effective as of the effective date of such Transfer, all Units held by such Member shall automatically convert, without any action on the part of such Member, into Series A Units and such Member shall accordingly and automatically be deemed a Series A Member.
(b) At any time after the Classification Date, upon the Transfer of any Unit(s) (regardless of series or class) to or from any Member that results in such Member becoming a holder of record of ten (10) to seven (7) Units (regardless of class or series), effective as of the effective date of such Transfer, all Units held by such Member shall automatically convert, without any action on the part of such Member, into Series B Units and such Member shall accordingly and automatically be deemed a Series B Member.
(c) At any time after the Classification Date, upon the Transfer of any Unit(s) (regardless of series or class) to or from any Member that results in such Member becoming a holder of record of six (6) Units (regardless of class or series), effective as of the effective date of such Transfer, all Units held by such Member shall automatically convert, without any action on the part of such Member, into Series C Units and such Member shall accordingly and automatically be deemed a Series C Member.
(d) At any time after the Classification Date, upon the Transfer of any Unit(s) (regardless of series or class) to or from any Member that results in such Member becoming a holder of record of one (1) to five (5) Units (regardless of class or series), effective as of the effective date of such Transfer, all Units held by such Member shall automatically convert, without any action on the part of such Member, into to Series D Units and such Member shall accordingly and automatically be deemed a Series D Member.

(e) Upon the automatic conversion of any Units in accordance with this Section 6.3, the Company shall amend and update the Unit Holder Register.
(f) The conversion of Units described in this Section 6.3 are intended to be treated for United States federal income purposes as a deemed contribution of existing Units in the Company by Members to the Company in exchange for an interest in the Company as described in Section 721 of the Code.
~~(b)~~6.4 Additional Units and New and Different Series. Additional units of any existing series or class of Units may be issued by the Company to any Person in such amounts, at such times and on such terms and conditions as the Directors may determine. Additional and different series or classes of Membership Interests represented by different Units may also be created and issued to new or existing Members on such terms and conditions as the Directors may determine. Such additional and different series or classes may have different rights, powers and preferences (including, without limitation, voting rights and distribution preferences), which may be superior to those of existing Members. In the event of creation of additional Membership Interests, ~~Exhibit A~~the Unit Holder Register shall be updated as necessary by the ~~Directors~~Company to reflect such Membership Interests and the Directors shall amend this Agreement, and the Members hereby consent to the amendment hereof, to reflect (a) the sale of additional Membership Interests with such terms as the Board of Managers shall deem appropriate, (b) the admission of additional Members. ~~Except as expressly set forth in this Agreement,~~ Members shall have no preemptive rights to acquire additional or newly created Units.
6.5 Certificates;
Legends;
 Surrender for Transfer~~.~~ .
(a) Units shall be represented by certificates; provided that the Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated units that may be evidenced by a book-entry system maintained by the Company. Certificates representing Units shall be in such form as shall be determined by the Directors, in their discretion.
(b) Each certificate, book entry or other instrument evidencing any Units owned by any Member on the effective date, or hereafter acquired by any Member, shall be notated with the following restrictive legends in addition to any other restrictive legends the Directors deem appropriate:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SUCCESSOR FEDERAL STATUTE THERETO AND THE RULES AND REGULATIONS OF THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECURITIES ACT”) AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.
THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF THE SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SOUTHWEST IOWA RENEWABLE ENERGY, LLC, AS AMENDED FROM TIME TO TIME.COPIES OF THE SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY. NO SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF THE AFORESAID SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT SHALL HAVE BEEN COMPLIED WITH IN FULL.
~~6.2~~(c) If a certificate is lost, destroyed or mutilated, a new one may be issued upon such terms and indemnity to the Company as the Directors may prescribe. No new certificate shall be issued until the former certificate for a like number of Units has been surrendered and canceled.
~~6.3~~6.6 Members~~.~~. Each Person who desires to become a Member must complete and execute a signature page or signature page addendum to this Agreement in the form of Exhibit ~~“~~A~~”~~ attached hereto and such other documents as may be required by the Directors. Membership Interests and Units of the Members shall be set forth on ~~Exhibit “A” to this Agreement~~the Unit Holder Register, as amended from time to time.

~~6.4~~6.7 Additional Members~~.~~. Subject to the provisions of Section 9.~~10~~16, no Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements, and be subject to the conditions, described in this Agreement ~~and~~, including, without limitation, the requirements and conditions set forth in Article IX, and such admission will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission. All Members acknowledge that the admission of additional Members may result in a dilution of a Member’s Membership Interest. Prior to admission as a Member, a prospective Member shall agree in writing to be bound by this Agreement and shall execute and deliver to the Company ~~an Addendum~~a signature page addendum to this Agreement in the form of Exhibit ~~“B”~~A attached hereto. Upon the execution of such Addendum, such additional Member shall be deemed to be a party to this Agreement as if such additional Member had executed this Agreement on the original date hereof, and shall be bound by all of the provisions set forth herein.
6.8 Members’ Voting Rights~~. Each Member holding Series A Units~~ . Except as otherwise expressly provided by this Agreement or as otherwise required by the Act:
(a) Each Series A Member shall be entitled to one (1) vote for each Series A Unit registered in the name of such Member (as shown in the Unit Holder Register) as to ~~any matter for which a Member holding Series A Units is entitled to vote~~(i) the election of Directors, and (ii) all matters requiring the consent of Series A Members under this Agreement ~~or the Act. Unless a matter is expressly reserved~~, including as set forth in Section 5.6 of this Agreement ~~for the vote or~~
, and (iii) all matters requiring
 approval by a majority of ~~a particular class of Units, each~~the outstanding Membership Voting Interests under the Act which may not be waived, varied or altered by this Agreement.
(b) Each Series B Member ~~holding Units (regardless of class)~~ shall be entitled to ~~vote thereon, with each Member entitled to~~ one (1) vote for each Series B Unit registered in the name of such Member (as shown in the Unit Holder Register~~).~~ ) as to (i) the election of Directors, and (ii) all matters requiring the consent of Series B Members under this Agreement, including as set forth in Section 5.6 of this Agreement, and (iii) all matters requiring approval by a majority of the outstanding Membership Voting Interests under the Act which may not be waived, varied or altered by this Agreement.
(c) Each Series C Member shall be entitled to one (1) vote for each Series C Unit registered in the name of such Member (as shown in the Unit Holder Register) as to (i) the election of Directors, and (ii) all matters requiring the consent of Series C Members under this Agreement, including as set forth in Section 5.6 of this Agreement, and (iii) all matters requiring approval by a majority of the outstanding Membership Voting Interests under the Act which may not be waived, varied or altered by this Agreement.
(d) Each Series D Member shall be entitled to one (1) vote for each Series D Unit registered in the name of such Member (as shown in the Unit Holder Register) as to (i) the election of Directors, (ii) all matters requiring the consent of Series D Members under this Agreement, including as set forth in Section 5.6 of this Agreement, and (iii) all matters requiring approval by a majority of the outstanding Membership Voting Interests under the Act which may not be waived, varied or altered by this Agreement.
~~6.5~~ Members do not have cumulative voting rights as to any matter. Except as otherwise expressly provided for in this Agreement, Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
~~6.6~~6.9 Member Meetings~~.~~. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the Person calling the meeting. Meetings of the Members may also be called by Series A Members and Series B Members holding Units representing ~~an aggregate of not less than~~ thirty percent (30%) of the Membership Voting Interests ~~may also in writing~~upon written demand to the Company that the Directors call a meeting of the Members. Series C Members and Series D Members shall not have the right to call a meeting of the Members. A regular meeting (or annual meeting) of the Members shall be held not less than once per Fiscal Year. Only such business shall be conducted at an annual meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in Section 6.~~11~~14 below. The presiding Officer of the annual meeting shall have the power and the duty, if the facts warrant, to determine that business proposed to be brought before the meeting has not been made in accordance with the procedures set forth in Section 6.~~11~~14 below, and if so determined, the proposed business shall be disregarded.

~~6.7~~
6.10
Place of Meeting~~.~~. The Directors, or in the absence of action by the Directors, the Chairman, may designate any place as the place for any meeting of the Members, unless by written consents, a majority of all Members entitled to vote at the meeting designate a different place for the holding of such meeting. If no designation is made by the Directors, the Chairman or by unanimous action of the Members, the place of meetings shall be at the principal office of the Company.
~~6.8~~
6.11
 Conduct of Meetings~~.~~. Subject to the discretion of the Directors, the Members may participate in any Member meeting by means of telephone conference or similar means of communication by which all participants in the meeting can hear and be heard by all other participants.
~~6.9~~
6.12
 Notice. Written notice stating the place and time of any annual or special Member meeting shall be delivered or mailed not less than five (5) nor more than sixty (60) days prior to the meeting date, to each Member of record entitled to vote at such meeting as of the close of business on the day before said notice is delivered or mailed. Such notices shall be deemed to be effective upon the earlier of: (i) deposit postage-prepaid in the U.S. mail, addressed to the Member at the Member’s address as it appears on the Unit Holder Register, or such other address as may have been provided in writing to the Company by a Member; (ii) the date shown on the return receipt if sent by registered or certified mail, return receipt requested; or (iii) actual receipt.
~~6.10~~6.13 Contents of Notice~~.~~. The notice of each Member meeting shall include a description of the purpose(s) for which the meeting is called. If a purpose of any Member meeting is to consider: (i) a proposed amendment to or restatement of the Articles or Operating Agreement requiring Member approval; (ii) a plan of merger or share exchange; (iii) the sale, lease, exchange or other disposition of all, or substantially all of the Company’s Property; (iv) the dissolution of the Company; or (v) removal of a Director, then the notice must so state and must be accompanied, as applicable, by a copy or summary of the (1) amendment(s) to the Articles or Operating Agreement, (2) plan of merger or share exchange, (3) documents relating to the transaction for the disposition of all the Company’s Property, and/or (4) plan and Articles of Dissolution.
~~6.11~~6.14 Order of Business~~.~~.
(a) At an annual meeting of the Members, only such business will be conducted or considered as is properly brought before the annual meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the annual meeting (or any supplement thereto) given in accordance with Sections 6.~~9~~12 and 6.~~10~~13 of this Agreement, (ii) otherwise properly brought before the annual meeting by the presiding Officer or by or at the direction of a majority of the Directors, or (iii) otherwise properly requested to be brought before the annual meeting by a Member of the Company in accordance with Sections 6.~~11~~14(b) and 6.~~11~~14(c) below.
(b) For business to be properly requested by a Member to be brought before an annual meeting (other than business relating to the nomination or election of Directors, which is governed exclusively by Section 5.3(~~e~~b) of this Agreement), (i) the Member must be a Member of the Company of record at the time of the giving of the notice for such annual meeting provided for in accordance with this Agreement, (ii) the Member must be entitled to vote at such meeting, (iii) the Member must have given timely notice thereof in writing to the Company in accordance with the provisions of this Section 6.~~11~~14(b), and (iv) if the Member, or the beneficial owner on whose behalf any business is brought before the meeting, has provided the Company with a Proposal Solicitation Notice, as that term is defined in this Section 6.~~11~~14(c) below, such Member or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at the least the percentage of Units entitled to vote required to approve such business that the Member proposes to bring before the annual meeting and included in such materials. To be timely, a Member’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 calendar days nor greater than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of Members; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the Member to be timely must be so delivered not later than the close of business on the later of (A) the 90th calendar day prior to such annual meeting and (B) the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a Member’s notice as described above.
(c) A Member’s notice to the Company must set forth as to each matter the Member proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Company’s books, of the Member proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and series and number of Units that are owned beneficially and of record by the Member proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings among such Member and any other Person or Persons (including their names) in connection with the proposal of such business by such Member and any material interest of such Member in such business, (E) whether either such Member or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Units entitled to vote required to approve the proposal (an affirmative statement of such intent, a “Proposal Solicitation Notice”), and (F) a representation that such Member intends to appear in Person or by proxy at the annual meeting to bring such business before the annual meeting. ~~Notwithstanding the foregoing provisions of this Section 6.11 a Member must also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 6.11). Nothing in this Section 6.11 will be deemed to affect any rights of Members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.~~
~~6.12~~6.15 Adjourned Meetings. If any Member meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place, if the new date, time and place is announced at the meeting before adjournment; provided that, if a new record date for the adjourned meeting is or must be fixed, then notice must be given to new Members as of the new record date.
~~6.13~~6.16 Waiver of Notice. Whenever any notice is required to be given to any Member under the Act, the Articles or this Agreement, a waiver in writing, signed by such Member shall be deemed equivalent to the giving of such notice. Furthermore, a Member’s attendance at a meeting waives any objection that the Member might otherwise raise based on lack of notice or defective notice, unless the Member: (i) objects at the outset of the meeting; or (ii) in the case of an objection claiming that consideration of a particular matter is not within the purposes described in the meeting notice, objects at the time such matter is presented, and in either case, thereafter does not participate in the meeting.
~~6.14~~6.17 Fixing of Record Date. For purposes of determining the Members entitled to notice of, or to vote at, any Member meeting or any adjournment thereof, or for purposes of determining the Members entitled to receive payment of any distribution, or in order to make a determination of the Members for any other purpose, the Directors may provide that the Unit Transfer books shall be closed for a stated period, not to exceed sixty (60) days. If the Unit Transfer books shall be closed for such purpose, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the Unit Transfer books, the Directors may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than sixty (60) days, and in case of a meeting of Members not less than ten (10) days, prior to the date on which the particular action requiring such determination is to be taken. If the Unit Transfer books are not closed and no record date is fixed for the determination, the date on which notice of the meeting is mailed or the date on which the resolution of the Directors declaring a dividend is adopted, as the case may be, shall be the record date for such determination. When a determination of Members entitled to vote at any meeting of the Members has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Directors fix a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.
~~6.15~~6.18 Quorum and Proxies~~.~~. The presence (in person or by proxy or mail ballot) of Members representing at least twenty five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
~~6.16~~6.19 Voting; Action by Members~~.~~. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the meeting and entitled to vote on the matter (including units represented in person, by proxy or by mail ballot when authorized by the Directors) shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
~~6.17~~6.20 Continuation of the Company~~.~~. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member, but rather the Company shall continue without dissolution, and its affairs shall not be required to be wound up.

~~6.18~~6.21 No Member Right of Redemption or Return of Capital~~.~~. Except as otherwise provided in this Agreement or the Act, no Member or transferee of any Member shall have any right to demand or receive a return of his/her/its Capital Contribution or to require the redemption of his/her/its Units.
~~6.19~~6.22 Waiver of Dissenters Rights~~.~~. To the fullest extent permitted by the Act, each Member hereby disclaims, waives and agrees not to assert: (i) any dissenters’ or similar rights under the Act; (ii) any right to require partition or appraisal of the Company or of any of its assets, or to cause the sale of any Company Property; or (iii) any right to maintain any action for partition or to compel any sale with respect to such Member’s Units, or with respect to any Company Property.
~~6.20~~6.23 ~~Loans~~.Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company, in which case the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but rather shall be a debt due from the Company, repayable out of the Company’s cash, and shall have such other terms as approved by the Directors. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.
ARTICLE VII. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records; Audit Rights~~.~~. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal place of business: (i) a current list of the full name and last known address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) the full name and address of each Director; (iii) a copy of the Articles and any and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) copies of the Company’s federal, state and local income tax and information returns and reports, if any, for the six (6) most recent taxable years; (v) a copy of this Agreement and any and all amendments hereto, together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments hereto have been executed; and (vi) copies of the financial statements of the Company, if any, for the six (6) most recent Fiscal Years. ~~The Company shall use the accrual method of accounting in the preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.~~
7.2 Delivery to Members and Inspection~~.~~. Any Member or such Member’s designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1 of this Agreement~~.~~; provided, that such information and documents shall be subject to the protections set forth in Section 7.6. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with ~~the~~Section 7.6 and any other safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be amended from time to time. Upon the request of any Member for purposes reasonably related to such Member’s interest as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1 of this Agreement. ~~Each~~Subject to the terms this Section 7.2 and Section 7.6, each Member has the right, upon reasonable request for purposes reasonably related to such Member’s interest as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1 of this Agreement; and (ii) obtain from the Directors, promptly after their becoming available, copies of the Company’s federal, state and local income tax and information returns for each Fiscal Year. ~~Each~~Subject to the terms this Section 7.2 and Section 7.6, each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The Chief Financial Officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year and the first three fiscal quarters of each such Fiscal Year ~~(and in any event not later than ten days prior to the date that an “accelerated filer” is required to file its annual report on Form 10-K or its quarterly report on Form 10-Q for the particular Fiscal Year or fiscal quarter, as the case may be, under the rules of the U.S. Securities and Exchange Commission),~~, and at such time as distributions are made to the Unit Holders pursuant to Article X of this Agreement following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year or fiscal quarter, together with appropriate notes to such financial statements and supporting schedules. The Company’s financial statements for each Fiscal Year shall be audited and certified by the Company’s accountants, and in each case setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). ~~Public access to~~Publication of the financial statements through ~~either~~ the Company’s ~~or the Securities and Exchange Commission’s~~ website or member portal shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Returns; Partnership Representative.
(a) Tax Returns. The Company shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local and foreign tax purposes as the Company shall determine appropriate and shall have the right and authority to represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders.
(b) Tax Matters Partner. For all tax years prior to the tax year for which the Partnership Adjustment Procedures (as hereinafter defined) are first applicable to the Company, the Directors shall designate a Person as the “Tax Matters Member” of the Company in accordance with Section 6231(a)(7) of the Code (prior to amendment by the Budget Act (as hereinafter defined) and any regulations issued thereunder. “Partnership Adjustment Procedures” means Code sections 6221 through 6241, as amended by the Bipartisan Budget Act of 2015 (the “Budget Act”), including any other Code provisions with respect to the same subject matter and any Treasury Regulations promulgated or proposed under any such sections and any administrative guidance with respect thereto. The Tax Matters Partner has the right and obligation to perform all actions authorized and required, respectively, by statute or regulation.  The Directors shall have the authority to designate, remove and replace the Tax Matters Member.
(c) Partnership Representative. If, and to the extent that, provisions of the Budget Act apply to any audit of any income Tax Return of the Company (“Affected Tax Return”), then the following provisions shall apply:
(i) Designation of Partnership Representative. The Company (or its designee) shall be the “partnership representative” (the “Partnership Representative”) in connection with any audit of such Affected Tax Return and shall serve as Partnership Representative pursuant to the terms of this Agreement and the Partnership Adjustment Procedures that apply to audits conducted pursuant to the Budget Act including notifying the IRS of its designation as such, as may be necessary or appropriate under the Budget Act.
(ii) Authority of the Partnership Representative. To the maximum extent permitted under the Partnership Adjustment Procedures, the Partnership Representative shall have the exclusive right to control all income Tax issues relating to an Affected Tax Return, including, by way of illustration and not in limitation, the power and authority without the Consent of any Unit Holder to:
(A) enter into any agreement with the IRS to extend the period for assessing any Tax that is attributable to any item that may be the subject of an audit of an Affected Tax Return;
(B) settle any audit of an Affected Tax Return with the IRS concerning the adjustment of any Company item;
(C) commence or settle any Tax court case or other judicial or administrative proceeding with respect to any Affected Tax Return; or
(D) elect to have the provisions of the Budget Act apply to any Tax Return of the Company for any Tax year that commences prior to 2018.
(iii) Liability to be Paid at the Company Level. Any tax liability determined pursuant to an audit of an Affected Tax Return shall be paid at the Company level. Notwithstanding any provision in this section to the contrary, to the extent permitted by the Partnership Adjustment Procedures, with respect to any taxable year of the Company subject to the Partnership Adjustment Procedures, a Partnership Representative shall not take any of the following actions:
(A) Make an election to opt out of the application of the Partnership Adjustment Procedures under Code Section 6221; or
(B) Make an election under Code Section 6226(a) to push out a tax liability; or
(C) Request any modification to an imputed underpayment under Code Section 6225 without prior approval of the Directors.
(iv) Notices, Consent and Failure to Obtain Consent. The Partnership Representative shall keep the Unit Holders advised of any dispute the Company may have with any federal, state or local taxing authority.
(v) Indemnification of Tax Matters Member and Partnership Representative. The Company and the Unit Holders specifically acknowledge, without limiting the general applicability of this Section, that the Partnership Representative, or the designated individual, if any, shall not be liable, responsible or accountable in damages or otherwise to the Company or any Member with respect to any action taken by him in this capacity and shall indemnify the Tax Matters Partner, the Partnership Representative and the designated individual against any liabilities arising out of such service, as long as the Partnership Representative or the designated individual, as applicable, did not act in bad faith or gross negligence. All out of pocket expenses incurred by the Partnership Representative or the designated individual in this capacity shall be considered expenses of the Company for which the Partnership Representative, or the designated individual shall be entitled to full reimbursement
7.5 Withholding. Each Unit Holder hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Unit Holder any amount of federal, state, local or foreign taxes that the Directors determine that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Unit Holder pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Code Section 1441, Code Section 1442, Code Section 1445 or Code Section 1446. Any amount paid on behalf of or with respect to a Unit Holder shall constitute a loan by the Company to such Unit Holder, which loan shall be repaid by such Unit Holder within fifteen (15) days after notice from the Company that such payment must be made unless (i) the Company withholds such payment from a distribution that would otherwise be made to the Unit Holder or (ii) the Directors determine, in their sole and absolute discretion, that such payment may be satisfied out of the available funds of the Company that would, but for such payment, be distributed to the Unit Holder. Each Unit Holder hereby unconditionally and irrevocable grants to the Company a security interest in such Unit Holder’s Units to secure such Unit Holder’s obligation to pay to the Company any amounts owed to the Company pursuant to this Section 7.5. In the event that a Unit Holder fails to pay any amounts owed to the Company when due, the Directors may, in their sole and absolute discretion, elect to make the payment to the Company on behalf of such defaulting Unit Holder, and in such event shall be deemed to have loaned such amount to such defaulting Unit Holder and shall succeed to all rights and remedies of the Company as against such defaulting Unit Holder (including, without limitation, the right to receive distributions). Any amounts payable by a Unit Holder hereunder shall bear interest at the prime rate as reported in The Wall Street Journal (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Unit Holder shall take such action as the Company or the Directors shall request in order to perfect or enforce the security interest created hereunder.
7.6 Confidentiality.
(a) The Members agree (i) to maintain in confidence and refrain from using or disclosing to any other Person, any information about this Agreement or any information relating to the subject matter hereof which the Members gain as a result of their ownership of interests in or participation in the management or governance of the Company, including information relating to the Company and its Affiliates, (collectively, the “Company Confidential Information”), and (ii) not to publish, disclose, communicate, divulge, use or authorize any other Person to publish, disclose, communicate, divulge or use any of the Company Confidential Information unless required by applicable law or a court of law. Notwithstanding the foregoing, each Member and the Managers may disclose financial information relating to the Company to their equity owners to satisfy any reporting obligations and to prospective transferees of Units, provided, that the Member making such disclosure undertakes to inform such equity owners or prospective transferees of the confidential nature of the information being disclosed and obtains from such equity owners or prospective transferees a written commitment to maintain the confidentiality of such information in accordance with the provisions of this Section 7.6.
(b) Each Member shall take all measures reasonably necessary to protect the confidentiality of the Company Confidential Information, including taking such precautions as such Member takes to protect ~~its~~ such Member’s own confidential information but in no event less than a reasonable standard of care. A Member shall promptly notify the Company if such Member becomes aware of any unauthorized use or disclosure of any Company Confidential Information and, at the Company’s request, shall take all such action as may be reasonably necessary and legally permissible to terminate or remedy any unauthorized use or disclosure that results from any act or omission of such Member or any of its Affiliates. Each Member agrees to be fully responsible for any breach by any of such Member’s Affiliates of the provisions of this Agreement, and the Company shall be entitled to enforce such applicable provisions of this Agreement against such Member’s Affiliates as if such Affiliates were parties hereto.
(c) To the extent permitted by applicable law, the Company may, in its reasonable discretion, keep confidential from any Member any portion of Company Confidential Information to the extent the Company reasonably determines that: (i) disclosure of such Company Confidential Information to such Member likely would have a material adverse effect upon the Company, a Member or a subsidiary of the Company due to an actual or likely conflict of business interests between such Member and one or more other parties or an actual or likely imposition of additional statutory or regulatory constraints upon the Company, a Member or a subsidiary of the Company; or (ii) in the case of a Member that the Company reasonably determines cannot or will not adequately protect against the disclosure of Company Confidential Information, the disclosure of such Company Confidential Information to a non-Member likely would have a material adverse effect upon the Company, a Member, or a subsidiary of the Company.
ARTICLE VIII. AMENDMENTS
8.1 Amendments.
(a) Amendments to this Agreement may be proposed by the Directors. Following any such proposal, the Directors shall submit to the Series A Members a verbatim statement of any proposed amendment (provided that counsel for the Company shall have approved of the same in writing as to form), and the Directors shall include therewith a recommendation as to the proposed amendment.
~~8.2~~(i) The Directors shall seek the written vote of the Series A Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. ~~A~~Subject to Section 8.1(a)(ii) and 8.1(a)(iii) below, a proposed amendment shall be adopted and be effective as an amendment to this Agreement only if approved by the affirmative vote of a majority of the Membership Voting Interests ~~represented at a Member meeting at which a quorum of the Members is present. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member.~~held by the Series A Members.
(ii) The approval of the Series B Members, Series C Members and Series D Members shall not be required to amend this Agreement except as expressly set forth in Section 5.6 of this Agreement.
(iii) The Directors shall not have the right to approve any amendment to this Agreement that would remove the voting rights of any class or series of Units expressly granted to such series or class of Units in this Agreement, unless such amendment is approved by a majority of the Membership Voting Interests held by the ~~effected~~ affected series or class of Units.
(b) Notwithstanding anything contained in this Agreement to the contrary, the Directors may unilaterally amend and execute amendments to this Agreement without any approval of, or execution of such amendment by, the Members in order to affect the following:
(i) to cure any ambiguity or mistake, to correct or supplement any provision herein that may be inconsistent with any other provision herein;

(ii) to make a change which is necessary to qualify the Company as a partnership under the laws of any state or which is necessary and advisable in the opinion of the Directors to ensure that the Company will not be treated as an association taxable as a corporation for federal income tax purposes;
(iii) to modify the allocation provisions of this Agreement to comply with Code Section 704(b);
(iv) to comply with Applicable Law;
(v) to change the name, registered agent, registered office or principal place of business of the Company;
(vi) to make administrative or other changes that do not adversely impact, in any material respect, any Member’s rights under this Agreement or the value of the Company; and
(vii) in accordance with Section 6.4 in connection with the issuance of additional Units.
(c) In the event the Directors materially modify or amend this Agreement pursuant to this Section 8.1, the Directors shall send notice to all Members of the material modification or amendment within a reasonable period of time after the effective date of such modification or amendment
ARTICLE IX. TRANSFERS
9.1 General Restrictions. No Member shall Transfer all or any portion of a Member’s Units (regardless of class or series) or any interest therein, voluntarily or involuntarily, or by operation or process of law or equity, unless and until (i) the Transfer is approved by the Directors, which approval the Directors may grant or withhold in their sole discretion, for any reason, (ii) the Units have been offered for sale to the Company as required by this Article IX and (iii) the Transfer has complied with each of the provisions of, and satisfied each of the conditions set forth in, this Article IX or in the Unit Transfer Policy applicable to the series of Units such Member proposes to Transfer. The Directors shall not approve, and the Company shall not recognize for any purpose, any purported Transfer of Units ~~(other than Transfers of Units to an Affiliate of an existing Member, which shall be automatically deemed to be approved by the Directors and recognized by the Company)~~ unless and until the applicable Transfer Restrictions~~, consisting of the provisions of~~ set forth in this Article IX and the Unit Transfer Policy, have been satisfied or the Directors have by resolution specifically waived any unsatisfied provision, condition or restriction. A Transfer of Units that has been approved by the Directors ~~(including those Transfers to an Affiliate of an existing Member as set forth above) that~~ and satisfies the provisions and conditions of the applicable Transfer Restrictions (or if any unsatisfied condition is waived), shall be referred to in this Agreement as a “Permitted Transfer.”
9.2 ~~Not Binding Until Entered in Company Books. A Transfer of Units (other than Transfers of Units to an Affiliate of an existing Member, which shall be automatically deemed approved by the Directors and recognized by the Company)~~Conditions to Transfer. In addition to the other conditions of this Article IX or set forth in the Unit Transfer Policy, all of the following conditions must be satisfied (or waived by the Directors) in connection with any Transfer of Units:
(a) The transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer that the Directors deem necessary or appropriate to effect such Transfer or to admit the transferee as a Substitute Member.
(b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file required federal and state tax returns and other information statements or returns. The Company shall not be required to make any distribution with respect to any Transferred Units until it has received such information.
(c) Either (i) the Units are registered under the Securities Act, and any applicable state securities laws, or (ii) the Transfer is exempt from all applicable state and federal registration requirements and upon the request of the Directors, the transferor shall provide an opinion of counsel, which opinion and counsel shall be satisfactory to the Directors, that the Transfer will not require registration under any state or federal securities laws or otherwise violate any applicable laws regulating the transfer of securities.
(d) The Transfer would not, in the determination of the Directors, cause the Company to lose its status as a partnership for federal income tax purposes or cause the Company to be treated as a “publicly traded partnership” within the meaning of Code Section 7704(b).

(e) The transferee shall, by written instrument in form and substance reasonably satisfactory to the Directors, accept and adopt this Agreement and assume the transferor’s obligations under this Agreement with respect to the transferred Units.
(f) The Transfer will not result in the number of holders of record of Series A Units equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act.
(g) The Transfer will not result in the number of holders of record of the Series B Units, the Series C Units or the Series D Units equaling five hundred (500) or more for such series of Units, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act.
(h) No Notice or request initiating procedures contemplated by this Article IX may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
9.3 Waiver of Conditions. The Directors shall have the authority to waive any condition required under Section 9.2 other than the conditions set forth in Sections 9.2(f) and Section 9.2(g).
9.4 Right of First Refusal.
(a) Each Member hereby unconditionally and irrevocably grants to the Company a right of first refusal to purchase all or any portion of the Units that such Member may propose to Transfer (the “Transfer Units”) to any other Person, at the same price and on the same terms and conditions as those offered to or by the prospective Transferee (the “Right of First Refusal”). Each Member (a “Transferring Member”) proposing to make a Transfer (the “Proposed Transfer”) must deliver written notice setting forth the terms and conditions of a Proposed Transfer (a “Proposed Transfer Notice”) to the Company not later than forty-five (45) days prior to the consummation of the Proposed Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Transfer, the identity of the prospective Transferee and the intended date of the Proposed Transfer. To exercise its rights under this Section 9.4, the Company must deliver a written notice to the Transferring Member(s) within fifteen (15) days after delivery of the Proposed Transfer Notice notifying the Transferring Member(s) that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Units with respect to any Proposed Transfer.
(b) If the consideration proposed to be paid for any of the Transfer Units is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Directors. If the Company cannot for any reason pay for the Transfer Units in the same form of non-cash consideration as set forth in the applicable Proposed Transfer Notice, the Company may pay the cash value equivalent thereof, as determined in good faith by the Directors.
(c) The closing of the purchase and sale of the Transfer Units will take place at the Company’s principal office on such date and at such time as the Transferring Member and the Company mutually agree upon; provided, however, the closing of the purchase of Transfer Units by the Company shall take place, and all payments from the Company shall have been delivered to the Transferring Member(s), by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Transfer and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice. At the closing, the Transferring Member must execute all assignments and other instruments necessary to assign to the Company all of the Transfer Units purchased by the Company, free and clear of any and all security interests, pledges, claims, liens, and encumbrances of any kind.
(d) If the Company fails to agree to purchase all of the Transfer Units within the applicable time periods set out above, the Transferring Member will have the right (subject to compliance with the conditions and other requirements set forth in this Article IX and in the Unit Transfer Policy) including the requirement that the Board approve the Proposed Transfer, to consummate the sale or conveyance of all of the remaining Transfer Units so long as (i) the purchaser is the proposed purchaser named in the Proposed Transfer Notice, (ii) the price, payment and other terms are the same as those set forth in the Proposed Transfer Notice, and (iii) the closing occurs on or before the date set forth in the Proposed Transfer Notice but no more than one hundred twenty (120) days after the date of the Proposed Transfer Notice. For the avoidance of doubt, any Transfer of the Transfer Units to the proposed purchaser after compliance with the provisions of this Section 9.4 must still satisfy all other conditions and requirements applicable to the Transfer of Units as set forth in this Article IX and/or the Unit Transfer Policy.
(e) If any Proposed Transfer is not consummated within one hundred twenty (120) after receipt of the Proposed Transfer Notice by the Company, the Transferring Member(s) proposing the Proposed Transfer may not sell any Transfer Units unless the Member first complies in full with each provision of this Section 9.4.
9.5 Company Purchase Right – Involuntary Transfers.
(a) For purposes of this Section 9.5, with respect to any Member (the “Affected Member”) the term “Involuntary Transfer Event” means:
(i) the Bankruptcy of a Member;
(ii) the appointment of a guardian or conservator with respect to a Member or the entry by a court of competent jurisdiction adjudicating a Member incapacitated to manage such Member’s person or estate;
(iii) the issuance of a court order in connection with a property division in a divorce proceeding, or the entrance into a settlement agreement in a divorce proceeding, which does not grant the Member sole ownership of the Units;
(iv) if the Member is a natural person, the death of the Member;
(v) if the Member is a trust, the termination of the trust (but not merely the substitution of a new trustee for the trust);
(vi) if the Member is a partnership, limited partnership, or a limited liability company, the dissolution and commencement of the winding up of the affairs of the partnership, limited partnership, or limited liability company; or
(vii) if the Member is a corporation, the dissolution of the corporation
(b) Within twenty (20) days after the occurrence of any Involuntary Transfer Event, the Affected Member or, as applicable, the Affected Member’s successors or assigns, personal representative, liquidator, guardian, conservator or other representative (each a “Member Representative”) shall notify the Company, in writing, of the occurrence of the Involuntary Transfer Event (the “Involuntary Transfer Event Notice”).
(c) Upon the occurrence of an Involuntary Transfer Event: (i) the Affected Member or the Member Representative will have the rights of an Assignee in the Company and will be entitled to receive only those distributions to which such Affected Member would have been entitled had such Affected Member remained a Member (and only at such times as such distributions would have been made had such Affected Member remained a Member); and (ii) the Company shall have the right and option (but not the obligation) to purchase from the Affected Member, and upon the Company’s exercise of such right and option, the Affected Member or the Member Representative will accordingly sell to the Company, all of his/her/its Units in accordance with this Section 9.5.
(d) Upon the occurrence of an Involuntary Transfer Event, the Company shall have the right and option (but not the obligation) to purchase, and upon the Company’s election to exercise such right and option, the Affected Member or the Member Representative shall be obligated to sell to the Company, all, but not less than all, of the Units owned by the Affected Member. Any such election must be made within sixty (60) days after the Company’s receipt of the Involuntary Transfer Event Notice. If the Company elects to exercise its right to purchase the Units of the Affected Member under this Section 9.5, the Company shall provide the Affected Member or the Member Representative with written notice of its election (the “Purchase Notice”).
(e) The purchase price for the Affected Member’s Units shall be determined in accordance with Section 9.7 and the terms and conditions relating to the payment of the Purchase Price for the Affected Member’s Units and the consummation of the purchase of the Affected Member’s Units are set forth in Section 9.7.
(f) Effective upon delivery of the Purchase Notice, the Affected Member or the Member Representative, as applicable, shall be deemed to have given an irrevocable proxy coupled with an interest to the Company to vote the Units being purchased from the Affected Member. Neither the Affected Member nor the Member

Representative shall be entitled to notice of Company meetings after the delivery of the Purchase Notice, and the sole right of the Affected Member or the Member Representative with respect to the Units to be purchased shall be ~~the entitlement~~ entitled to receive payment of the Purchase Price at the closing of such purchase.
9.6 Series D Unit Call Rights.
(a) Notwithstanding anything contained in this Agreement to the contrary, at any time, the Company shall have the right and option (the “Call Right”), but not the obligation, to cause any Series D Member (the “Called Member”) to sell all, but not less than all, of its Series D Units (the “Called Units”) to the Company in accordance with this Section 9.6.
(b) If the Company, acting in its sole discretion, desires to exercise the Call Right, it shall deliver to the Called Member, a written notice (the “Call Notice”) stating its election to purchase the Called Units from the Called Member. Upon the Company’s election to exercise such right and option, the Called Member shall be obligated to sell to the Company, all, but not less than all, of the Called Units.
(c) The purchase price for the Called Units shall be determined in accordance with Section 9.7 and the terms and conditions relating to the payment of the Purchase Price for the Called Units and the consummation of the purchase of the Called Units are set forth in Section 9.7.
9.7 Purchase Price and Payment Terms.
(a) The purchase price for (i) the Affected Member’s Units to be purchased by the Company in accordance with Section 9.5 or (ii) the Called Units to be purchased by the Company in accordance with Section 9.6 (the Affected Member’s Units or the Called Units, as applicable, the “Purchased Units”), shall be equal to the fair market value of the Purchased Units (the “Purchase Price”) and the parties shall negotiate in good faith to determine the fair market value of such Purchased Units.
(b) If after thirty (30) days from the date of the Purchase Notice or the Call Notice, as applicable, the parties are unable to agree upon the fair market value of the Purchased Units, the fair market value of the Purchased Units shall be determined by an appraiser mutually selected by the Company, on the one hand, and either the Affected Member or Member Representative or the Called Member, as applicable (such Affected Member, Member Representative or Called Member, the “Selling Member”), on the other hand. If the parties are unable to mutually agree upon the selection of a single appraiser within forty-five (45) days from the date of the Purchase Notice or Call Notice, as applicable (the “Appointment Period”), each of the Company and the Selling Member shall select an independent appraiser to determine the fair market value of the Purchased Units and each shall submit an appraisal to the Company and the Selling Member, as applicable, within sixty (60) days of the expiration of the Appointment Period. The Purchase Price shall be the average of the two appraisals; provided, however, in the event neither appraisal is within ten percent (10%) of the numerical average of the two appraisals, then the two appraisers shall mutually select and appoint a third appraiser, who must submit an appraisal of the fair market value of the Purchased Units to the Company and the Selling Member within thirty (30) days of the third appraiser’s appointment. Of the three appraisals obtained, the one which is farthest from the average of the three shall be eliminated, and the fair market value of the Purchased Units will be conclusively determined as the average of the two remaining appraisals.
(i) The Company and the Selling Member will share equally the fees and expenses of the mutually agreed upon appraiser. If the parties are unable to mutually agree upon a single appraiser, each of the Company and the Selling Member shall bear the expense of the appraisal completed by the appraiser selected by that party. The Company and the Selling Member will also share equally the fees and expenses of any third appraiser jointly named in accordance with Section 9.7(b).
(ii) All appraisers appointed in accordance with Section 9.7(b) shall meet the following qualifications: (i) such appraiser shall be experienced and qualified in the appraisal of partnership or membership interests issued by ethanol or other renewable fuels production companies similar to the Company, (ii) have at least five years’ experience as an appraiser of such businesses, (iii) such appraiser shall not have any material financial or other business interest in common with the Company or the Selling Member or otherwise be disqualified from exercising independent judgment as to the fair market value determination to be made, and (iv) such appraiser shall be a member of the American Society of Appraisers.
(iii) The appraisals referenced herein shall factor in marketability and minority interest or lack of control discounts to the extent applicable.

(iv) The determination of the fair market value of the Purchased Units by the parties pursuant to Section 9.7(a) or by the appraisers pursuant to this Section 9.7(b) shall, absent fraud or manifest error, be final and binding on all parties.
(c) Unless otherwise agreed to by the Directors in their sole discretion, and subject to the consent of the Company’s lenders, if any, at the closing of a purchase of Purchased Units, the Company shall (i) pay the Selling Member twenty-five percent (25%) of the Purchase Price in cash or certified funds and (ii) execute and deliver an unsecured promissory note for the remaining unpaid balance of the Purchase Price. The promissory note shall provide for payment of the unpaid balance in equal consecutive annual installments of principal and interest over a term not to exceed ten (10) years. The first annual installment on the promissory note will be due one year after the closing and interest shall accrue on the unpaid principal balance at a rate per annum equal to the lesser of (a) the Wall Street Journal prime rate as quoted in the money rates section of the Wall Street Journal which is also the base rate on corporate loans at large United States money center commercial banks, from time to time as its prime commercial or similar reference interest rate, with adjustments in that varying rate to be made on the same date as any change in that rate, and (b) the maximum rate permitted to be agreed upon under applicable law. The promissory note shall be subject to prepayment, without penalty, in whole or in part, at any time. The payment of the Purchase Price in accordance with this Section 9.7(c) is in complete satisfaction of all the rights and interest of the Selling Member and (and of all Persons claiming by, through, or under the Selling Member or the estate thereof) in respect of the Company, including, without limitation, any Units, any rights in specific Company property, and any rights against the Company and (insofar as the affairs of the Company are concerned) against the Members, and constitutes a compromise to which all Members have agreed.
(d) The closing of the purchase and sale of the Purchased Units will take place at the Company’s principal office on such date and at such time as the Selling Member and the Company mutually agree upon; provided, however, that the closing must be held no later than 180 days after the date of the Purchase Notice or Call Notice, as applicable. At the closing, the Selling Member must execute all assignments and other instruments necessary to assign to the Company all of the Purchased Units, free and clear of any and all security interests, pledges, claims, liens, and encumbrances of any kind, and the Company must deliver to the Selling Member the Purchase Price in accordance with Section 9.7(c) above.
~~9.2~~9.8 Not Binding Until Entered in Company Books. A Transfer of Units is not binding on the Company without the approval of the Directors and direction by the Directors to enter the Transfer in the books and records of the Company.
~~9.3~~9.9 Pledge of Units Allowed~~.~~. Notwithstanding the Transfer Restrictions, a Unit Holder may pledge, grant a Lien on all or any portion of its Units as security for the payment of debt, provided that a subsequent foreclosure or transfer to the secured party in lieu of foreclosure or otherwise shall be considered a Transfer.
~~9.4~~9.10 Prohibited Transfers~~.~~. Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer): (i) the transferee’s rights shall be strictly limited to the transferor’s Membership Economic Interests associated with such Units; and (ii) the Company may offset against such Membership Economic Interests (without limiting any other legal or equitable rights of the Company) any debts, obligations or liabilities for damages that the transferor or transferee may have to the Company.
~~9.5~~9.11 Indemnification~~.~~. If a Transfer or attempted Transfer of Units is not a Permitted Transfer, the Unit Holder and the prospective transferee engaging or attempting to engage in the Transfer is liable to and shall indemnify and hold harmless the Company and the other Unit Holders from all cost, liability, and damage that the Company and any of the other Unit Holders may incur (including incremental tax liabilities, lawyers’ fees and expenses) as a result of the Transfer or attempted Transfer and efforts to prohibit the transfer or enforce the indemnity.
~~9.6~~9.12 Transferee Subject to Transfer Restrictions~~.~~. Units held by a transferee are subject to the Transfer Restrictions subsequent to a transfer permitted under this Article.
~~9.7~~9.13 Unit Transfer Policy~~.~~. The Unit Transfer Policy shall be consistent with this Agreement and impose conditions and restrictions on Transfers to: (1) preserve the tax status of the Company; (2) comply with state or federal securities laws; (3) require appropriate information from the transferor and transferee regarding the transfer; (4) require representations from the transferor and/or transferee regarding the Transfer; ~~and (5~~(5) preserve the suspension of the Company’s reporting obligations under the Exchange Act or any other state or federal securities laws; (6) to ensure that the Transfer would not cause the Company, directly or indirectly, to be unable to rely on any Rule 506 exemption under the Securities Act as a result of the involvement of such transferee, or any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of such Person, in any “disqualifying event” as defined in Rule 506(d) under the Securities Act; or (7) allow the Directors to determine whether or not the transferee is a competitor of the Company or the Company’s Affiliates. The Unit Transfer Policy also shall state the permitted method and conventions that shall be used in allocating Profits, Losses, and each item of Profits, and Losses and all other items attributable between the transferor and the transferee. The Unit Transfer Policy is attached as Exhibit ~~“C,”~~B and incorporated as part of this Agreement. The Unit Transfer Policy may be amended by the Directors without Member approval.
9.89.14 No Dissolution or Termination~~.~~. The Transfer of Units pursuant to the terms of this Article IX shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.99.15 Rights of Unadmitted Assignees~~.~~. A Person who acquires Units but who is not admitted as a Substitute Member pursuant to Section 9.~~10~~16 of this Agreement shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interests with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company except as required by the Act, shall not be entitled to inspect the books or records of the Company, and shall not have any of the other rights of a Member under the Act or this Agreement.
9.109.16
 Admission of Substitute Members
~~.~~. As to Permitted Transfers, a transferee of Units shall be admitted as a ~~substitute~~Substitute Member provided that such transferee has complied with the following provisions:
(a) The transferee shall, by written instrument in form and substance reasonably satisfactory to the Directors, agree to be bound by all of the terms and provisions of this Agreement, and assume the obligations of the transferor Member hereunder with respect to the Transferred Units.
(b) The transferee shall pay for or reimburse the Company for all reasonable legal, filing and publication costs incurred in connection with the admission of the transferee as a Member.
(c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee shall deliver to the Company evidence of his/her/its authority to become a Member.
(d) The transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate in connection with such Transfer.
9.17 Drag Along Rights.
(a) If Series A Members and Series B Members holding a majority of the outstanding Membership Voting Interests, voting together as a single series (such Members, the “Dragging Members”) propose to consummate a Change of Control, in one transaction or a series of related transactions (a “Drag-Along Sale”) and the Drag-Along Sale is approved by the Directors, the Dragging Members shall have the right, after delivering a Drag-Along Notice in accordance with Section 9.17(c) and subject to compliance with Section 9.17(e), to require that each other Member (each, a “Drag-Along Member”) participate in such Drag-Along Sale in the manner set forth in this Section 9.17. For purposes of this Section 9.17, the term “Change of Control” means (i) the sale of all or substantially all of the assets of the Company; (ii) the sale of more than fifty percent (50%) of the Units of the Company (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or group of affiliated Persons, if after the closing of such sale, such Person or group of affiliated Persons would hold 50% or more of the outstanding voting equity of the Company (or the surviving or acquiring entity); or (iii) a merger, consolidation, recapitalization, or reorganization of the Company (except a merger, consolidation or recapitalization in which the holders of equity capital of the Company immediately prior to such merger, consolidation or recapitalization continue to hold at least 50% of the voting power of the equity capital of the Company or the surviving or acquiring entity); provided, however, that a transaction shall not constitute a Change of Control if its sole purpose is to change the state of Company’s organization or to create a holding company that will be owned in substantially the same proportions by the Members who held the Company’s securities immediately prior to such transaction.

(b) The Dragging Members shall exercise its rights pursuant to this Section 9.17 by delivering a written notice (the “Drag-Along Notice”) to the Company and each Drag-Along Member no more than ten (10) days after the execution and delivery by all of the parties thereto of the definitive agreement entered into with respect to the Drag-Along Sale and, in any event, no later than twenty (20) days prior to the closing date of such Drag-Along Sale. The Drag-Along Notice shall reference the Dragging Members’ rights and obligations hereunder and shall describe in reasonable detail: (i) the name of the person or entity to whom such Units are proposed to be sold; (ii) the number of Units to be sold by the Dragging Members, (iii) the proposed date, time and location of the closing of the sale; (iv) the proposed amount of consideration for the Drag- Along Sale and the other material terms and conditions of the Drag-Along Sale, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and (v) a copy of any form of agreement proposed to be executed in connection therewith.
(c) Subject to Section 9.17(e),
(i) if the Drag-Along Sale is structured as a sale of more than 50% of the Units of the Company to a Person or group of affiliated Persons resulting in such Person or group of affiliated Persons holding 50% or more of the outstanding voting equity of the Company (or the surviving or acquiring entity), each Drag-Along Member shall sell in the Drag-Along Sale the number of Units equal to the product obtained by multiplying (A) the number of Units held by such Drag-Along Member by (B) a fraction (1) the numerator of which is equal to the number of Units the Dragging Members proposes to sell or transfer in the Drag-Along Sale and (2) the denominator of which is equal to the number of Units held by the Dragging Members at such time.
(ii) if the Drag-Along Sale is structured as a sale of all, or substantially all, of the assets of the Company or as a merger, consolidation, recapitalization, or reorganization of the Company, then notwithstanding anything to the contrary in this Agreement (including the voting rights of the Members set forth in Section 5.6), each Drag-Along Member shall vote in favor of the transaction and otherwise consent to and raise no objection to such transaction.
(d) The obligations of the Drag-Along Members in respect of a Drag-Along Sale under this Section 9.17 are subject to the satisfaction of the following conditions:
(i) The consideration to be received by each Drag-Along Member shall be the same form and amount of consideration to be received by the Dragging Members per Unit and the terms and conditions of such sale shall, except as otherwise provided in Section 9.17(d)(iii), be the same as those upon which the Dragging Members sells their Units;
(ii) If the Dragging Members or any Drag-Along Member is given an option as to the form and amount of consideration to be received, the same option shall be given to all Drag-Along Members; and
(iii) Each Drag-Along Member shall execute the applicable purchase agreement, if applicable, and make or provide the same representations, warranties, covenants, indemnities and agreements as the Dragging Members make or provide in connection with the Drag-Along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Dragging Members, the Drag-Along Member shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Dragging Members and each Drag-Along Member severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by the Dragging Members and each Drag-Along Member (other than any indemnification obligation pertaining specifically to the Dragging Members or a Drag-Along Member, which obligation shall be the sole obligation of such Dragging Members or Drag-Along Member), in each case in an amount not to exceed the aggregate proceeds received by the Dragging Members and each such Drag-Along Member in connection with the Drag-Along Sale.
(e) Each Drag-Along Member shall take all actions as may be reasonably necessary to consummate the Drag-Along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Dragging Members.

(f) The fees and expenses of the Dragging Members incurred in connection with a Drag-Along Sale and for the benefit of all Drag-Along Members (it being understood that costs incurred by or on behalf of a Dragging Member for its sole benefit will not be considered to be for the benefit of all Drag-Along Members), to the extent not paid or reimbursed by the Company, shall be shared by the Dragging Members and all the Drag-Along Members on a pro rata basis, based on the consideration received by each such Member; provided, that no Drag-Along Member shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Drag-Along Sale.
(g) The Dragging Members shall have ninety (90) days following the date of the Drag-Along Notice in which to consummate the Drag-Along Sale, on the terms set forth in the Drag-Along Notice (which 90-day period may be extended for a reasonable time not to exceed one hundred eighty (180) days to the extent reasonably necessary to obtain required approvals or consents from any governmental authority). If at the end of such period the Dragging Members has not completed the Drag-Along Sale, the Dragging Members may not then exercise its rights under this Section 9.17 without again fully complying with the provisions of this Section 9.17.
ARTICLE X. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) the affirmative vote of ~~a~~ the ~~members as~~Members required by Section 5.6(b) to dissolve, wind up and liquidate the Company; or (ii) the entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Members; and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, winding up of the Company’s business and affairs. Notwithstanding any provision in this Agreement to the contrary, the Members acknowledge and agree that all covenants and obligations set forth this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and Articles of Dissolution have been filed pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 of this Agreement), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (i) first, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (ii) second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (iii) third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article X to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in such Member’s Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Article X may be: (i) distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company, in which case the assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 of this Agreement; or (b) withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article X, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of such Unit Holder’s Capital Contribution and shall have no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 of this Agreement (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Article III of this Agreement.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors to oversee the liquidation of the Company. Upon the consent of a majority of the Membership Voting Interests, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Article X and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator and any officers, directors, agents and employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by fraud, intentional misconduct, or a knowing violation of the laws which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 of this Agreement, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
ARTICLE XI. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is sent, if sent by regular or certified mail, postage prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by regular or certified mail, postage prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Company: (a) If to the Company, to the address determined pursuant to Section 1.4 of this Agreement; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Unit Holder, either to the address set forth in the Unit Holder Register or to such other address that has been provided in writing to the Company.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Members, and their respective heirs, representatives, successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against the Company or any Member.

11.4 Headings. Article, Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision of this Agreement.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every recital, exhibit, schedule and appendix attached to this Agreement and referred to herein is hereby incorporated into this Agreement by reference unless this Agreement expressly provides otherwise.
11.7 Variation of Terms. All terms and variations thereof used in this Agreement shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the context may require.
11.8 Governing Law. The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives, to the fullest extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the business and affairs of the Company.
11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
11.11 Specific Performance. Each Member acknowledges and agrees that the Company and the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms, and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the Company and the non-breaching Members may be entitled hereunder, at law or in equity, the Company and the non-breaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and to specifically to enforce the terms and provisions of this Agreement.
11.12 No Third Party Rights. None of the provisions contained in this Agreement shall be deemed to be for the benefit of or enforceable by any third parties, including without limitation, any creditors of any Member or the Company.
DULY ADOPTED by the Company as of ~~June 19, 2020~~[•], 2023.
SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	Karol King
Its:	Chairman

EXHIBIT ~~“~~A~~”~~

~~MEMBERSHIP LIST*~~
~~Name and Address of Members Holding Series A Units     Series A Units~~
~~TOTAL:~~
~~*Membership list on file with the Secretary of SIRE~~

~~EXHIBIT “B”~~

MEMBER SIGNATURE PAGE
ADDENDUM TO THE
~~FIFTH~~SIXTH AMENDED AND RESTATED OPERATING AGREEMENT OF SOUTHWEST IOWA RENEWABLE ENERGY, LLC
The undersigned does hereby warrant, represent, covenant and agree that: (i) the undersigned, as a condition to becoming a Member in Southwest Iowa Renewable Energy, LLC, has received a copy of the ~~Fifth~~Sixth Amended and Restated Operating Agreement dated ~~June 19, 2020~~[•], 2023 and, if applicable, all amendments and modifications thereto; (ii) the undersigned shall be subject to and comply with all terms and conditions of such ~~Fifth~~Sixth Amended and Restated Operating Agreement in all respects, as if the undersigned had executed said ~~Fifth~~Sixth Amended and Restated Operating Agreement on the original date thereof; and (iii) the undersigned is and shall be bound by all of the provisions of said ~~Fifth~~Sixth Amended and Restated Operating Agreement from and after the date of execution of this Addendum.
Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Agreed to and Accepted on Behalf of the Company and its Members:

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:
Its:
Exhibit A, Page 1

EXHIBIT~~“C”~~B
UNIT TRANSFER POLICY**
OF
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
**	Current version of the Unit Transfer Policy is available on the Company’s website at www.sireethanol.com on the Investor Relations Page under the section entitled “Unit Transfer Information.”
Exhibit B, Page 1